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                                                               EXECUTION VERSION





                            PNC MORTGAGE SECURITIES CORP.,

                           as Depositor and Master Servicer

                                         and

                                      FIRST BANK
                                NATIONAL ASSOCIATION,

                                      as Trustee




                           POOLING AND SERVICING AGREEMENT


                                   $177,376,357.45


                            PNC Mortgage Securities Corp.

                          Mortgage Pass-Through Certificates
                                    Series 1997-2


                           Cut-Off Date:  February 1, 1997

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                                  TABLE OF CONTENTS
                                                                            PAGE

Preliminary Statement. . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                                      ARTICLE I

Section 1.01. DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .    3
              Aggregate Certificate Principal Balance. . . . . . . . . . .    3
              Appraised Value. . . . . . . . . . . . . . . . . . . . . . .    3
              Assignment of Proprietary Lease. . . . . . . . . . . . . . .    3
              Authenticating Agent . . . . . . . . . . . . . . . . . . . .    3
              Authorized Denomination. . . . . . . . . . . . . . . . . . .    3
              Available Distribution Amount. . . . . . . . . . . . . . . .    4
              Bankruptcy Coverage. . . . . . . . . . . . . . . . . . . . .    5
              Bankruptcy Coverage Initial Amount . . . . . . . . . . . . .    5
              Bankruptcy Loss. . . . . . . . . . . . . . . . . . . . . . .    5
              Beneficial Holder: . . . . . . . . . . . . . . . . . . . . .    5
              Book-Entry Certificates. . . . . . . . . . . . . . . . . . .    5
              Business Day . . . . . . . . . . . . . . . . . . . . . . . .    5
              Buydown Agreement. . . . . . . . . . . . . . . . . . . . . .    6
              Buydown Fund . . . . . . . . . . . . . . . . . . . . . . . .    6
              Buydown Fund Account . . . . . . . . . . . . . . . . . . . .    6
              Buydown Loan . . . . . . . . . . . . . . . . . . . . . . . .    6
              Certificate. . . . . . . . . . . . . . . . . . . . . . . . .    6
              Certificate Account. . . . . . . . . . . . . . . . . . . . .    6
              Certificate Distribution Amount. . . . . . . . . . . . . . .    6
              Certificate Insurance Policy . . . . . . . . . . . . . . . .   11
              Certificate Insurer. . . . . . . . . . . . . . . . . . . . .   11
              Certificate Insurer Default. . . . . . . . . . . . . . . . .   11
              Certificate Insurer Reimbursement Amount . . . . . . . . . .   11
              Certificate Principal Balance. . . . . . . . . . . . . . . .   11
              Certificate Register and Certificate Registrar . . . . . . .   11
              Certificateholder or Holder. . . . . . . . . . . . . . . . .   11
              Class. . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
              Class A Certificates . . . . . . . . . . . . . . . . . . . .   12
              Class A-1 Certificates . . . . . . . . . . . . . . . . . . .   12
              Class A-2 Certificates . . . . . . . . . . . . . . . . . . .   12
              Class A-3 Certificates . . . . . . . . . . . . . . . . . . .   12
              Class A-3 Rounding Account . . . . . . . . . . . . . . . . .   12
              Class A-4 Adjusted Percentage. . . . . . . . . . . . . . . .   12
              Class A-4 Certificates . . . . . . . . . . . . . . . . . . .   13
              Class A-4 Liquidation Amount . . . . . . . . . . . . . . . .   13
              Class A-4 Percentage . . . . . . . . . . . . . . . . . . . .   13
              Class A-4 Prepayment Percentage. . . . . . . . . . . . . . .   13
              Class A-4 Principal Distribution Amount. . . . . . . . . . .   13
              Class A-5 Certificates . . . . . . . . . . . . . . . . . . .   13

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                                                                            PAGE

              Class A-6 Certificates . . . . . . . . . . . . . . . . . . .   13
              Class A-7 Certificates . . . . . . . . . . . . . . . . . . .   13
              Class B Certificates . . . . . . . . . . . . . . . . . . . .   13
              Class B-1 Certificates . . . . . . . . . . . . . . . . . . .   13
              Class B-2 Certificates . . . . . . . . . . . . . . . . . . .   13
              Class B-3 Certificates . . . . . . . . . . . . . . . . . . .   13
              Class B-4 Certificates . . . . . . . . . . . . . . . . . . .   14
              Class B-5 Certificates . . . . . . . . . . . . . . . . . . .   14
              Class B-6 Certificates . . . . . . . . . . . . . . . . . . .   14
              Class P Certificates . . . . . . . . . . . . . . . . . . . .   14
              Class P Fraction . . . . . . . . . . . . . . . . . . . . . .   14
              Class P Mortgage Loan. . . . . . . . . . . . . . . . . . . .   14
              Class Principal Balance. . . . . . . . . . . . . . . . . . .   14
              Class R Certificates . . . . . . . . . . . . . . . . . . . .   14
              Class X Certificates . . . . . . . . . . . . . . . . . . . .   14
              Class X Notional Amount. . . . . . . . . . . . . . . . . . .   15
              Clearing Agency. . . . . . . . . . . . . . . . . . . . . . .   15
              Closing Date . . . . . . . . . . . . . . . . . . . . . . . .   15
              Code . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
              Company. . . . . . . . . . . . . . . . . . . . . . . . . . .   15
              Compensating Interest. . . . . . . . . . . . . . . . . . . .   15
              Cooperative. . . . . . . . . . . . . . . . . . . . . . . . .   15
              Cooperative Apartment. . . . . . . . . . . . . . . . . . . .   15
              Cooperative Lease. . . . . . . . . . . . . . . . . . . . . .   15
              Cooperative Loans. . . . . . . . . . . . . . . . . . . . . .   15
              Cooperative Stock. . . . . . . . . . . . . . . . . . . . . .   15
              Cooperative Stock Certificate. . . . . . . . . . . . . . . .   16
              Corporate Trust Office . . . . . . . . . . . . . . . . . . .   16
              Credit Support Depletion Date. . . . . . . . . . . . . . . .   16
              Curtailment. . . . . . . . . . . . . . . . . . . . . . . . .   16
              Curtailment Shortfall. . . . . . . . . . . . . . . . . . . .   16
              Custodial Account for P&I. . . . . . . . . . . . . . . . . .   16
              Custodial Account for Reserves . . . . . . . . . . . . . . .   16
              Custodial Agreement. . . . . . . . . . . . . . . . . . . . .   17
              Custodian. . . . . . . . . . . . . . . . . . . . . . . . . .   17
              Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . .   17
              Deceased Holder. . . . . . . . . . . . . . . . . . . . . . .   17
              Deficiency Amount. . . . . . . . . . . . . . . . . . . . . .   17
              Definitive Certificates. . . . . . . . . . . . . . . . . . .   17
              Depositary Agreement . . . . . . . . . . . . . . . . . . . .   17
              Destroyed Mortgage Note. . . . . . . . . . . . . . . . . . .   17
              Determination Date . . . . . . . . . . . . . . . . . . . . .   17
              Disqualified Organization. . . . . . . . . . . . . . . . . .   17
              Distribution Date. . . . . . . . . . . . . . . . . . . . . .   18
              DTC. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
              DTC Participant. . . . . . . . . . . . . . . . . . . . . . .   18
              Due Date . . . . . . . . . . . . . . . . . . . . . . . . . .   18
              Eligible Institution . . . . . . . . . . . . . . . . . . . .   18

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                                                                            PAGE

              Eligible Investments . . . . . . . . . . . . . . . . . . . .   18
              ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
              Event of Default . . . . . . . . . . . . . . . . . . . . . .   19
              Excess Liquidation Proceeds. . . . . . . . . . . . . . . . .   19
              FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
              FHA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
              FHLB . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
              FHLMC. . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
              Final Maturity Date. . . . . . . . . . . . . . . . . . . . .   20
              Fitch. . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
              FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
              Fraud Coverage . . . . . . . . . . . . . . . . . . . . . . .   20
              Fraud Coverage Initial Amount. . . . . . . . . . . . . . . .   20
              Fraud Loss . . . . . . . . . . . . . . . . . . . . . . . . .   20
              Indirect DTC Participants. . . . . . . . . . . . . . . . . .   20
              Individual Insured Certificate . . . . . . . . . . . . . . .   20
              Insurance Agreement. . . . . . . . . . . . . . . . . . . . .   20
              Insured Payment. . . . . . . . . . . . . . . . . . . . . . .   20
              Insurance Proceeds . . . . . . . . . . . . . . . . . . . . .   21
              Insured Certificates . . . . . . . . . . . . . . . . . . . .   21
              Interest Distribution Amount . . . . . . . . . . . . . . . .   21
              Investment Account . . . . . . . . . . . . . . . . . . . . .   21
              Investment Depository. . . . . . . . . . . . . . . . . . . .   21
              Junior Subordinate Certificates. . . . . . . . . . . . . . .   21
              Late Payment Rate. . . . . . . . . . . . . . . . . . . . . .   21
              Lender . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
              Liquidated Mortgage Loan . . . . . . . . . . . . . . . . . .   21
              Liquidation Principal. . . . . . . . . . . . . . . . . . . .   22
              Liquidation Proceeds . . . . . . . . . . . . . . . . . . . .   22
              Living Holder. . . . . . . . . . . . . . . . . . . . . . . .   22
              Loan-to-Value Ratio. . . . . . . . . . . . . . . . . . . . .   22
              Lockout Percentage . . . . . . . . . . . . . . . . . . . . .   22
              Master Servicer. . . . . . . . . . . . . . . . . . . . . . .   22
              Master Servicing Fee . . . . . . . . . . . . . . . . . . . .   22
              Monthly P&I Advance. . . . . . . . . . . . . . . . . . . . .   22
              Monthly Payment. . . . . . . . . . . . . . . . . . . . . . .   22
              Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . .   22
              Mortgage File. . . . . . . . . . . . . . . . . . . . . . . .   22
              Mortgage Interest Rate . . . . . . . . . . . . . . . . . . .   24
              Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . .   25
              Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . .   25
              Mortgage Note. . . . . . . . . . . . . . . . . . . . . . . .   25
              Mortgage Pool. . . . . . . . . . . . . . . . . . . . . . . .   25
              Mortgaged Property . . . . . . . . . . . . . . . . . . . . .   25
              Mortgagor. . . . . . . . . . . . . . . . . . . . . . . . . .   25
              Nonrecoverable Advance . . . . . . . . . . . . . . . . . . .   25
              Non-U.S. Person. . . . . . . . . . . . . . . . . . . . . . .   25
              Notice . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

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                                                                            PAGE

              OTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
              Officer's Certificate. . . . . . . . . . . . . . . . . . . .   26
              Opinion of Counsel . . . . . . . . . . . . . . . . . . . . .   26
              Original Value . . . . . . . . . . . . . . . . . . . . . . .   26
              Owner. . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
              Ownership Interest . . . . . . . . . . . . . . . . . . . . .   26
              Pass-Through Entity. . . . . . . . . . . . . . . . . . . . .   26
              Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . .   26
              Paying Agent . . . . . . . . . . . . . . . . . . . . . . . .   26
              Payoff . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
              Payoff Earnings. . . . . . . . . . . . . . . . . . . . . . .   27
              Payoff Interest. . . . . . . . . . . . . . . . . . . . . . .   27
              Payoff Period. . . . . . . . . . . . . . . . . . . . . . . .   27
              Percentage Interest. . . . . . . . . . . . . . . . . . . . .   27
              Permitted Transferee . . . . . . . . . . . . . . . . . . . .   28
              Person . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
              Preference Amount. . . . . . . . . . . . . . . . . . . . . .   28
              Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . .   28
              Prepaid Monthly Payment. . . . . . . . . . . . . . . . . . .   28
              Primary Insurance Policy . . . . . . . . . . . . . . . . . .   28
              Principal Balance. . . . . . . . . . . . . . . . . . . . . .   28
              Principal Payment. . . . . . . . . . . . . . . . . . . . . .   29
              Principal Payment Amount . . . . . . . . . . . . . . . . . .   29
              Principal Prepayment . . . . . . . . . . . . . . . . . . . .   29
              Principal Prepayment Amount. . . . . . . . . . . . . . . . .   29
              Prior Period . . . . . . . . . . . . . . . . . . . . . . . .   29
              Pro Rata Allocation. . . . . . . . . . . . . . . . . . . . .   29
              Purchase Obligation. . . . . . . . . . . . . . . . . . . . .   29
              Purchase Price . . . . . . . . . . . . . . . . . . . . . . .   29
              Qualified Insurer. . . . . . . . . . . . . . . . . . . . . .   30
              Random Lot . . . . . . . . . . . . . . . . . . . . . . . . .   30
              Rating Agency. . . . . . . . . . . . . . . . . . . . . . . .   30
              Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . .   30
              Realized Loss. . . . . . . . . . . . . . . . . . . . . . . .   30
              Record Date. . . . . . . . . . . . . . . . . . . . . . . . .   31
              Regular Interest Certificates. . . . . . . . . . . . . . . .   31
              Relief Act . . . . . . . . . . . . . . . . . . . . . . . . .   31
              REMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
              REMIC Provisions . . . . . . . . . . . . . . . . . . . . . .   31
              Remittance Rate. . . . . . . . . . . . . . . . . . . . . . .   31
              Reserve Fund . . . . . . . . . . . . . . . . . . . . . . . .   31
              Reserve Fund Initial Amount. . . . . . . . . . . . . . . . .   31
              Residual Certificates. . . . . . . . . . . . . . . . . . . .   32
              Residual Distribution Amount . . . . . . . . . . . . . . . .   32
              Responsible Officer. . . . . . . . . . . . . . . . . . . . .   32
              S&P. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
              Securities Act . . . . . . . . . . . . . . . . . . . . . . .   32
              Security Agreement . . . . . . . . . . . . . . . . . . . . .   32

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                                                                            PAGE

              Selling and Servicing Contract . . . . . . . . . . . . . . .   32
              Senior Certificates. . . . . . . . . . . . . . . . . . . . .   32
              Senior Liquidation Amount. . . . . . . . . . . . . . . . . .   32
              Senior Percentage. . . . . . . . . . . . . . . . . . . . . .   33
              Senior Prepayment Percentage . . . . . . . . . . . . . . . .   33
              Senior Principal Distribution Amount . . . . . . . . . . . .   34
              Senior Subordinate Certificates. . . . . . . . . . . . . . .   34
              Servicer . . . . . . . . . . . . . . . . . . . . . . . . . .   34
              Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . .   34
              Servicing Officer. . . . . . . . . . . . . . . . . . . . . .   34
              Special Hazard Coverage. . . . . . . . . . . . . . . . . . .   34
              Special Hazard Coverage Initial Amount . . . . . . . . . . .   35
              Special Hazard Loss. . . . . . . . . . . . . . . . . . . . .   35
              Step Down Percentage . . . . . . . . . . . . . . . . . . . .   35
              Stripped Interest Rate . . . . . . . . . . . . . . . . . . .   35
              Subordinate Certificates . . . . . . . . . . . . . . . . . .   35
              Subordinate Liquidation Amount . . . . . . . . . . . . . . .   36
              Subordinate Percentage . . . . . . . . . . . . . . . . . . .   36
              Subordinate Prepayment Percentage. . . . . . . . . . . . . .   36
              Subordinate Principal Distribution Amount. . . . . . . . . .   36
              Subordination Level. . . . . . . . . . . . . . . . . . . . .   36
              Substitute Mortgage Loan . . . . . . . . . . . . . . . . . .   36
              Tax Matters Person . . . . . . . . . . . . . . . . . . . . .   36
              Termination Date . . . . . . . . . . . . . . . . . . . . . .   37
              Termination Payment. . . . . . . . . . . . . . . . . . . . .   37
              Transfer . . . . . . . . . . . . . . . . . . . . . . . . . .   37
              Transferee . . . . . . . . . . . . . . . . . . . . . . . . .   37
              Transferee Affidavit and Agreement . . . . . . . . . . . . .   37
              Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . .   37
              Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . .   37
              Uncollected Interest . . . . . . . . . . . . . . . . . . . .   37
              Uncompensated Interest Shortfall . . . . . . . . . . . . . .   37
              Underwriter. . . . . . . . . . . . . . . . . . . . . . . . .   37
              Underwriting Standards . . . . . . . . . . . . . . . . . . .   38
              Uninsured Cause. . . . . . . . . . . . . . . . . . . . . . .   38
              U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . .   38
              VA . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
              Withdrawal Date. . . . . . . . . . . . . . . . . . . . . . .   38

                                      ARTICLE II

            CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                          ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS  38
Section 2.02. ACCEPTANCE BY TRUSTEE. . . . . . . . . . . . . . . . . . . . . 43

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Section 2.03. REPRESENTATIONS AND WARRANTIES OF THECOMPANY CONCERNING
              THE MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . .   44
Section 2.04. AUTHENTICATION OF THE CERTIFICATES . . . . . . . . . . . . .   48

                                     ARTICLE III

                    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. . . . . . . . . . . .   48
Section 3.02. CUSTODIAL ACCOUNTS . . . . . . . . . . . . . . . . . . . . .   50
Section 3.03. THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS . . . . . . . .   50
Section 3.04. THE CERTIFICATE ACCOUNT. . . . . . . . . . . . . . . . . . .   51
Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND
              CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE
              BUYDOWN FUND ACCOUNTS. . . . . . . . . . . . . . . . . . . .   52
Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS
              THEREUNDER . . . . . . . . . . . . . . . . . . . . . . . . .   53
Section 3.07. MAINTENANCE OF HAZARD INSURANCE. . . . . . . . . . . . . . .   53
Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. .   54
Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. . . . . . . . . .   55
Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. . . . . . .   56
Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. . . .   57
Section 3.12. REPORTS TO THE TRUSTEE AND THE CERTIFICATE INSURER;
              CERTIFICATE ACCOUNT STATEMENT. . . . . . . . . . . . . . . .   57
Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. . . . . . . . . . . . . .   58
Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
              THE MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . .   58
Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS" SERVICING REPORT. . .   58
Section 3.16. MAINTENANCE OF THE CERTIFICATE INSURANCE POLICY; COLLECTIONS
              THEREUNDER . . . . . . . . . . . . . . . . . . . . . . . . .   58
Section 3.17. MAINTENANCE OF THE RESERVE FUND; COLLECTION THEREUNDER . . .   59
Section 3.18. MAINTENANCE OF THE CLASS A-3 ROUNDING ACCOUNT; COLLECTIONS
              THEREUNDER . . . . . . . . . . . . . . . . . . . . . . . . .   60
Section 3.19. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .   61
Section 3.20. [RESERVED.]. . . . . . . . . . . . . . . . . . . . . . . . .   61
Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING
              CONTRACTS BY TRUSTEE . . . . . . . . . . . . . . . . . . . .   61

                                      ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

Section 4.01. DISTRIBUTIONS TO CERTIFICATEHOLDERS. . . . . . . . . . . . .   62
Section 4.02. STATEMENTS TO CERTIFICATEHOLDERS . . . . . . . . . . . . . .   63
Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE
              TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . .   64
Section 4.04. NONRECOVERABLE ADVANCES. . . . . . . . . . . . . . . . . . .   65

                                                                            PAGE

Section 4.05. PRINCIPAL DISTRIBUTIONS ON THE INSURED CERTIFICATES. . . . .   65

                                      ARTICLE V

                                   THE CERTIFICATES

Section 5.01. THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . .   69
Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL
              AND INTEREST; AUTHORIZED DENOMINATIONS . . . . . . . . . . .   74
Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. . . .   75
Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. . . . . .   75
Section 5.05. PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . . . .   76
Section 5.06. TEMPORARY CERTIFICATES . . . . . . . . . . . . . . . . . . .   76
Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES.. . . . . . . . . . .   76
Section 5.08. NOTICES TO CLEARING AGENCY.. . . . . . . . . . . . . . . . .   77
Section 5.09. DEFINITIVE CERTIFICATES. . . . . . . . . . . . . . . . . . .   77
Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. . . . . . . . . . . . .   78

                                      ARTICLE VI

                         THE COMPANY AND THE MASTER SERVICER

Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER . . . . . .   78
Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER
              SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . .   78
Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER
              SERVICER AND OTHERS. . . . . . . . . . . . . . . . . . . . .   78
Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. . . . . . . .   79

                                     ARTICLE VII

                                       DEFAULT

Section 7.01. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . .   79
Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR . . . . . . . . . .   82
Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS . . . . . . . . . . . . .   83

                                     ARTICLE VIII

                                CONCERNING THE TRUSTEE

Section 8.01. DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . . . .   83
Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. . . . . . . . . . . .   84
Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. . . .   85
Section 8.04. TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . . .   85
Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE"S FEES AND EXPENSES . . .   85
Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE . . . . . . . . . . . .   86
Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE . . . . . . . . . . . . .   86
Section 8.08. SUCCESSOR TRUSTEE. . . . . . . . . . . . . . . . . . . . . .   87

                                                                            PAGE

Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . . .   87
Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. . . . . . . .   87
Section 8.11. AUTHENTICATING AGENTS. . . . . . . . . . . . . . . . . . . .   88
Section 8.12. PAYING AGENTS. . . . . . . . . . . . . . . . . . . . . . . .   89

                                      ARTICLE IX

                                     TERMINATION

Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF
              ALL MORTGAGE LOANS . . . . . . . . . . . . . . . . . . . . .   90
Section 9.02. ADDITIONAL TERMINATION REQUIREMENTS. . . . . . . . . . . . .   91
Section 9.03. TRUST IRREVOCABLE. . . . . . . . . . . . . . . . . . . . . .   92

                                      ARTICLE X

                               MISCELLANEOUS PROVISIONS

Section 10.01.  AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . .   92
Section 10.02.  RECORDATION OF AGREEMENT . . . . . . . . . . . . . . . . .   93
Section 10.03.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS . . . . . . . .   93
Section 10.04.  ACCESS TO LIST OF CERTIFICATEHOLDERS . . . . . . . . . . .   94
Section 10.05.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . .   95
Section 10.06.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . .   95
Section 10.07.  SEVERABILITY OF PROVISIONS . . . . . . . . . . . . . . . .   95
Section 10.08.  COUNTERPART SIGNATURES . . . . . . . . . . . . . . . . . .   95
Section 10.09.  BENEFITS OF AGREEMENT. . . . . . . . . . . . . . . . . . .   96
Section 10.10.  NOTICES AND COPIES TO RATING AGENCY. . . . . . . . . . . .   96

                                       EXHIBITS

Exhibit A --  Forms of Certificates
Exhibit B --  Form of Residual Certificates
Exhibit C --  [Reserved.]
Exhibit D --  Schedule of Mortgage Loans
Exhibit E --  Form of Selling and Servicing Contract
Exhibit F --  Form of Transferor Certificate for Class B-4,
              Class B-5 and Class B-6 Certificates
Exhibit G --  Form of Transferee"s Certificate for Class B-4,
              Class B-5 and Class B-6 Certificates
Exhibit H --  Form of Certificate Insurance Policy
Exhibit I --  Form of Transferor Certificate
Exhibit J --  Form of Transferee Affidavit and Agreement
Exhibit K --  Form of Additional Matter Incorporated into the
              Form of the Certificates
Exhibit L --  Form of Rule 144A Investment Representation
Exhibit M -- Form of Trustee"s Certificate of Review of Mortgage Loans Exhibit N -- Schedule of Certain Mortgage Loans With Group
              Primary Insurance Policies

    This Pooling and Servicing Agreement, dated and effective as of February 1, 1997 (this "Agreement"), is executed between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company"), and First Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                                PRELIMINARY STATEMENT

    The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Company will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Mortgage Loans and certain other assets and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Company is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

    The Certificates issued hereunder, other than the Class B-4, Class B-5 and Class B-6 Certificates, have been offered for sale pursuant to a Prospectus, dated November 21, 1996, and a Prospectus Supplement, dated February 24, 1997, of the Company (together, the "Prospectus"). The Class B-4, Class B-5 and Class B-6 Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated February 27, 1997. The Trust Fund created hereunder is intended to be the "Trust" as described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following table sets forth the designation, type of interest, Remittance Rate, initial Class Principal Balance and last scheduled Distribution Date for each Class of Certificates comprising the interests in the Trust Fund created hereunder:

                                        INITIAL CLASS
               TYPE OF     REMITTANCE      PRINCIPAL        LAST SCHEDULED
DESIGNATION   INTEREST        RATE(1)       BALANCE     DISTRIBUTION DATE*

Class A-1     Regular       7.750%       $35,500,000.00     March 25, 2027
Class A-2     Regular       7.500%        19,885,000.00     March 25, 2027
Class A-3     Regular       7.500%        10,000,000.00     March 25, 2027
Class A-4     Regular       7.500%        17,442,000.00     March 25, 2027
Class A-5     Regular       7.250%        35,500,000.00     March 25, 2027
Class A-6     Regular       7.500%         3,550,000.00     March 25, 2027
Class A-7     Regular       7.500%        44,352,593.00     March 25, 2027
Class P       Regular        (2)             947,572.96     March 25, 2027
Class X       Regular       7.500%(3)              0.00     March 25, 2027
Class B-1     Regular       7.500%         4,877,000.00     March 25, 2027
Class B-2     Regular       7.500%         1,774,000.00     March 25, 2027
Class B-3     Regular       7.500%         1,774,000.00     March 25, 2027
Class B-4     Regular       7.500%           709,000.00     March 25, 2027
Class B-5     Regular       7.500%           354,000.00     March 25, 2027
Class B-6     Regular       7.500%           711,141.49     March 25, 2027
Class R+     Residual       7.500%                50.00     March 25, 2027

-------------

* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the Mortgage Pool (the "latest possible maturity date" for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations).
+ The Class R Certificates are entitled to receive the Residual Distribution Amount and Excess Liquidation Proceeds.
(1) Interest distributed to the Certificates (other than the Class P Certificates which will not be entitled to receive distributions of interest) on each Distribution Date will have accrued during the Prior Period at the applicable per annum Remittance Rate.
(2) The Class P Certificates will not have a Remittance Rate and will not be entitled to receive distributions of interest.
(3) The Remittance Rate on the Class X Certificates will be 7.500% per annum. The Class X Certificates will accrue interest on the Class X Notional Amount. The Class X Notional Amount as of the Cut-Off Date will be $8,003,801.90. The Class X Certificates will not be entitled to receive distributions of principal.


    As provided herein, with respect to the Trust Fund, the Company will cause an election to be made on behalf of the Trust Fund to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R Certificates) will be designated "regular interests" in the Trust Fund and the Class R Certificates will be designated the sole class of "residual interests" in the Trust Fund, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $177,376,357.45, and the Certificates have an Aggregate Certificate Principal Balance of $177,376,357.45.

                                     WITNESSETH:

    WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

    WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

    WHEREAS, the Company has been duly authorized to create the Trust Fund, consisting of the Mortgage Loans and certain other property and to sell undivided beneficial ownership interests in such Trust Fund and in order to do so is selling the Certificates issued hereunder as hereinafter provided; and

    WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

    NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:


                                      ARTICLE I

    Section 1.01.  DEFINITIONS.

    Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

    AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, the sum of the then current Class Principal Balances of all Classes of Certificates.

    APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

    ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

    AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.


    AUTHORIZED DENOMINATION: With respect to the Certificates (except the Class A-2, Class A-3, Class A-6, Class X and Class R Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each Class may be issued in a different amount. With respect to the Class A-2, Class A-3 and Class A-6

Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof. With respect to the Class X Certificates, a Class X Notional Amount as of the Cut-Off Date equal to $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of such Class may be issued in a different amount. With respect to the Class R Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

    AVAILABLE DISTRIBUTION AMOUNT: On any Distribution Date, the sum of the following amounts:

         (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to the Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Liquidated Mortgage Loans and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

                   (a) all scheduled payments of principal and interest
              collected but due on a date subsequent to the related Due
              Date;

                   (b) all Curtailments received after the Prior Period
              (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

                   (c) all Payoffs received on or after the 15th day of
              the month of any such Determination Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period), and interest accrued during the period from the 1st to the 14th day of the month of such Determination Date and received with Payoffs received during such period, which interest shall not be included in the calculation of the Available Distribution Amount for any Distribution Date;

                   (d) Insurance Proceeds and Liquidation Proceeds
              received after the Prior Period;

                   (e) all amounts in the Certificate Account which are
              due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

                   (f) the sum of the Master Servicing Fee and the
              Servicing Fee for each Mortgage Loan; and

                   (g) Excess Liquidation Proceeds;

         (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer by the Distribution Date:

                   (a) any Monthly P&I Advance made by the Master Servicer
              to the Trustee with respect to such Distribution Date; and

                   (b) Compensating Interest; and

         (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee, in respect of a Purchase Obligation under Section 2.02 and Section 2.03 or any permitted repurchase of a Mortgage Loan.

    BANKRUPTCY COVERAGE: The Bankruptcy Coverage Initial Amount less (a) any scheduled or permissible reduction in the amount of Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Certificates. Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy) and upon receipt by the Trustee of the prior written consent of the Certificate Insurer.

    BANKRUPTCY COVERAGE INITIAL AMOUNT: $100,000.

    BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss," including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

    BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

    BOOK-ENTRY CERTIFICATES: The Class A Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

    BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which the Certificate Insurer (with respect to matters hereunder affecting the Certificate Insurer) or banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

    BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

    BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

    BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

    BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

    CERTIFICATE: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A and B hereto. The additional matter appearing in Exhibit K shall be deemed incorporated into Exhibits A and B as though set forth at the end of Exhibit A and at the end of Exhibit B, as applicable.

    CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agency. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon (net of investment losses and Payoff Earnings applied to Compensating Interest) shall be paid to the Master Servicer as additional servicing compensation, in the same manner and subject to the same terms and conditions that apply to the Investment Account under this Agreement. Funds deposited in the Certificate Account (exclusive of the Master Servicing
Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05 and Section 4.01.

    CERTIFICATE DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the Certificates in the following amounts and priority and to the extent of the Available Distribution Amount remaining following prior distributions, if any, on such Distribution
Date:

         (i) First, to the Class P Certificates, the aggregate for all Class P Mortgage Loans of the product for each Class P Mortgage Loan of the applicable Class P Fraction and the sum of (x) scheduled payments of principal on such Class P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class P Mortgage Loan during the Payoff Period;

         (ii) Second, to the Senior Certificates (other than the Class P Certificates), concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

         (iii) Third, to the Senior Certificates (other than the Class P Certificates), concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iv) Fourth, to the Senior Certificates (other than the Class P and Class X Certificates), the Senior Principal Distribution Amount as follows:

              (1) first, to the Class A-4 Certificates, an amount equal to the Class A-4 Principal Distribution Amount for such Distribution Date, until the Class A-4 Principal
         Balance has been reduced to zero;

              (2) second, on any Distribution Date in or after September 1997, to the Class A-3 Certificates in the manner described in Section 4.05 and to the extent available after the distributions in paragraph (I)(iv)(1) above, $10,000, until the Class A-3 Principal Balance has been reduced to zero;

              (3) third, to the Class R Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) and (2) above, until the Class R Principal Balance has been reduced to zero;

              (4) fourth, the portion of the Senior Principal
         Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) through (3) above, concurrently:

                   (A) 37.8676875003% to the Class A-7
              Certificates, until the Class A-7 Principal
              Balance has been reduced to zero; and

                   (B) 62.1323124997% sequentially as follows:

                        (x) first, to the Class A-1 and
                   Class A-5 Certificates pro rata, based
                   on their respective Class Principal
                   Balances, until the Class A-1 Principal
                   Balance and Class A-5 Principal Balance
                   have been reduced to zero; and

                        (y) second, to the Class A-6
                   Certificates, until the Class A-6
                   Principal Balance has been reduced to
                   $1,777,423.95;

              (5) fifth, to the Class A-6 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) through (4) above, until the Class A-6 Principal Balance has been reduced to zero;

              (6) sixth, to the Class A-2 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) through (5) above, until the Class A-2 Principal Balance has been reduced to zero;

              (7) seventh, to the Class A-3 Certificates in the manner described in Section 4.05, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) through (6) above, until the Class A-3 Principal Balance has been reduced to zero; and

              (8) eighth, to the Class A-4 Certificates, the portion of the Senior Principal Distribution Amount remaining after the distributions in paragraphs (I)(iv)(1) through (7) above, until the Class A-4 Principal Balance has been reduced to zero;

         (v) Fifth, to the Class P Certificates, the amount payable to the Class P Certificates on previous Distribution Dates pursuant to clause
    (I)(vi) of this definition of "Certificate Distribution Amount" and remaining unpaid from such previous Distribution Dates, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date;

         (vi) Sixth, to the Class P Certificates as principal, an amount equal to the Class P Fraction of the principal portion of any Realized
    Loss on a Class P Mortgage Loan, to the extent of amounts otherwise available to pay the Subordinate Principal Distribution Amount
    (without regard to clause (B) of the definition thereof) on such Distribution Date, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Special Hazard Coverage, Fraud
    Coverage or Bankruptcy Coverage,
as applicable; PROVIDED, that any amounts distributed in respect of losses pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class P Principal Balance;

         (vii) Seventh, to the Class B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (viii) Eighth, to the Class B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (ix) Ninth, to the Class B-1 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-1 Principal Balance has been reduced to zero;

         (x) Tenth, to the Class B-2 Certificates, the Interest
    Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xi) Eleventh, to the Class B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xii) Twelfth, to the Class B-2 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-2 Principal Balance has been reduced to zero;

         (xiii) Thirteenth, to the Class B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xiv) Fourteenth, to the Class B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xv) Fifteenth, to the Class B-3 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-3 Principal Balance has been reduced to zero;

         (xvi) Sixteenth, to the Class B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xvii) Seventeenth, to the Class B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xviii) Eighteenth, to the Class B-4 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-4 Principal Balance has been reduced to zero;

         (xix) Nineteenth, to the Class B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xx) Twentieth, to the Class B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xxi) Twenty-first, to the Class B-5 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-5 Principal Balance has been reduced to zero;

         (xxii) Twenty-second, to the Class B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

         (xxiii) Twenty-third, to the Class B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

         (xxiv) Twenty-fourth, to the Class B-6 Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Subordinate Principal Distribution Amount" herein, until the Class B-6 Principal Balance has been reduced to zero;

         (xxv) Twenty-fifth, to the Certificate Insurer, the Certificate Insurer Reimbursement Amount; and

         (xxvi) Twenty-sixth, to the Class R Certificates, the Residual Distribution Amount for such Distribution Date.

    (II) For any Distribution Date on or after the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the outstanding Classes of Certificates (and, as to the Class A-3 Certificates, among such Certificates in the manner described in Section 4.05) in the following amounts and priority and to the extent of the Available Distribution Amount remaining following prior distributions, if any, on such Distribution Date:

         (i) First, to the Class P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(i) of this definition of "Certificate Distribution Amount";

         (ii) Second, to the Senior Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(ii) or (II)(iii) of this definition of "Certificate Distribution Amount," and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

         (iii) Third, to the Senior Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

         (iv) Fourth, to the Senior Certificates (other than the Class P Certificates), the Senior Principal Distribution Amount allocated pro rata according to their respective Class Principal Balances until such Class Principal Balances have been reduced to zero;

         (v) Fifth, to the Certificate Insurer, the Certificate Insurer Reimbursement Amount; and

         (vi) Sixth, to the Class R Certificates, the Residual
    Distribution Amount for such Distribution Date.

    CERTIFICATE INSURANCE POLICY: The Certificate Guaranty Insurance Policy No. 23247 issued by the Certificate Insurer in respect of the Insured Certificates, a copy of which is attached hereto as Exhibit H.

    CERTIFICATE INSURER: MBIA Insurance Corporation or its successors in interest.

    CERTIFICATE INSURER DEFAULT: The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future Federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days; (c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

    CERTIFICATE INSURER REIMBURSEMENT AMOUNT: The sum of (a) all amounts previously paid by the Certificate Insurer under the Certificate Insurance Policy which have not been previously reimbursed and (b) interest on the foregoing at the Late Payment Rate from the date such amount became due until paid in full.

    CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

    CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

    CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates, subject to Section 3.16; provided, that the Certificate Insurer shall have no power without the consent of the Owner of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Insured Certificateholder's Undivided Interest, the Remittance Rate or the Termination Payment with respect to any of the Insured Certificates, (ii) reduce the percentage of Undivided Interests specified in
Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the Trust Fund, (iv) modify any provision in any way which would permit an earlier retirement of the Certificates, or (v) amend this definition of "Certificateholder or Holder".

    CLASS: All Certificates having the same priority and rights to payments from the Available Distribution Amount, designated as a separate Class, as set forth in the forms of Certificates attached hereto as Exhibits A and B. Each Class shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "Certificate Distribution Amount" only to the extent of the Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "Certificate Distribution Amount."

    CLASS A CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, collectively.

    CLASS A-1 CERTIFICATES: The Certificates designated as "Class A-1" on the face thereof in substantially the form attached hereto as Exhibit A-1.

    CLASS A-2 CERTIFICATES: The Certificates designated as "Class A-2" on the face thereof in substantially the form attached hereto as Exhibit A-2.

    CLASS A-3 CERTIFICATES: The Certificates designated as "Class A-3" on the face thereof in substantially the form attached hereto as Exhibit A-3.

    CLASS A-3 ROUNDING ACCOUNT: The separate trust account established by the Underwriter by deposit as of the Closing Date of $999.99 and maintained by the Master Servicer with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agency which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.18, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Insured Certificateholders or any other account serving a similar function acceptable to the Rating Agency, and which account provides that the Trustee may make, or cause to be made, withdrawals as described in Section 4.05 hereof on the respective Distribution Date, to the extent of the amount then remaining in the Class A-3 Rounding Account.

    CLASS A-4 ADJUSTED PERCENTAGE: For any Distribution Date, the product of the Class A-4 Percentage and the Lockout Percentage.

    CLASS A-4 CERTIFICATES: The Certificates designated as "Class A-4" on the face thereof in substantially the form attached hereto as Exhibit A-4.

    CLASS A-4 LIQUIDATION AMOUNT: The aggregate of, for each Mortgage Loan which became a Liquidated Mortgage Loan during the applicable Prior Period, the lesser of (i) the Class A-4 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable) and (ii) the Class A-4 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class A-4 Prepayment Percentage on any Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.

    CLASS A-4 PERCENTAGE: For any Distribution Date, the Class A-4 Principal Balance divided by the Aggregate Certificate Principal Balance (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.

    CLASS A-4 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of
(a) the Class A-4 Percentage for such Distribution Date and (b) the applicable Step Down Percentage.

    CLASS A-4 PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (i) the Class A-4 Adjusted Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (ii) the Class A-4 Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), and (iii) the Class A-4 Liquidation Amount.

    CLASS A-5 CERTIFICATES: The Certificates designated as "Class A-5" on the face thereof in substantially the form attached hereto as Exhibit A-5.

    CLASS A-6 CERTIFICATES: The Certificates designated as "Class A-6" on the face thereof in substantially the form attached hereto as Exhibit A-6.

    CLASS A-7 CERTIFICATES: The Certificates designated as "Class A-7" on the face thereof in substantially the form attached hereto as Exhibit A-7.

    CLASS B CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

    CLASS B-1 CERTIFICATES: The Certificates designated as "Class B-1" on the face thereof in substantially the form attached hereto as Exhibit A-10.

    CLASS B-2 CERTIFICATES: The Certificates designated as "Class B-2" on the face thereof in substantially the form attached hereto as Exhibit A-11.

    CLASS B-3 CERTIFICATES: The Certificates designated as "Class B-3" on the face thereof in substantially the form attached hereto as Exhibit A-12.

    CLASS B-4 CERTIFICATES: The Certificates designated as "Class B-4" on the face thereof in substantially the form attached hereto as Exhibit A-13.

    CLASS B-5 CERTIFICATES: The Certificates designated as "Class B-5" on the face thereof in substantially the form attached hereto as Exhibit A-14.

    CLASS B-6 CERTIFICATES: The Certificates designated as "Class B-6" on the face thereof in substantially the form attached hereto as Exhibit A-15.

    CLASS P CERTIFICATES: The Certificates designated as "Class P" on the face thereof in substantially the form attached hereto as Exhibit A-8.

    CLASS P FRACTION: For each Class P Mortgage Loan, a fraction, the numerator of which is 7.500% less the Pass-Through Rate on such Class P Mortgage Loan and the denominator of which is 7.500%.

    CLASS P MORTGAGE LOAN: Any Mortgage Loan with a Pass-Through Rate of less than 7.500% per annum.

    CLASS PRINCIPAL BALANCE: For any Class of Certificates, the applicable Initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Mortgage Loans, as reduced from time to time by (x) distributions of principal to Certificateholders of such Class and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Certificate Distribution Amount." Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(v) or (I)(vi) of the definition of "Certificate Distribution Amount" shall not cause a further reduction in the Class P Principal Balance. The Class Principal Balance for the Class A-1 Certificates shall be referred to as the "Class A-1 Principal Balance," the Class Principal Balance for the Class A-2 Certificates shall be referred to as the "Class A-2 Principal Balance" and so on. The Class X Principal Balance shall be zero. Exclusively for the purpose of determining any subrogation rights of the Certificate Insurer arising under
Section 3.16 hereof, "Class Principal Balance" of the Class A-3 Certificates shall not be reduced by the amount of any payments made by the Certificate Insurer in respect of principal on the Class A-3 Certificates under the Certificate Insurance Policy, except to the extent such payments have been reimbursed to the Certificate Insurer pursuant to the provisions of this Agreement.

    CLASS R CERTIFICATES: The Certificates designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, which have been designated as the single class of "residual interests" in the Trust Fund pursuant to Section 2.01.

    CLASS X CERTIFICATES: The Certificates designated as "Class X" on the face thereof in substantially the form attached hereto as Exhibit A-9.

    CLASS X NOTIONAL AMOUNT: For any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 7.500%.

    CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

    CLOSING DATE: February 27, 1997, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

    CODE: The Internal Revenue Code of 1986, as amended.

    COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

    COMPENSATING INTEREST: For any Distribution Date, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee, (b) Payoff Earnings and (c) aggregate Payoff Interest and (ii) aggregate Uncollected Interest.

    COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

    COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

    COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

    COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

    COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

    COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

    CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance.

    CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate of the Class Principal Balances of the Class B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

    CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding Principal Balance of the Mortgage Loan.

    CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month"s interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

    CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for Principal and Interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

    CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agency) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such

Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

    CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

    CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

    CUT-OFF DATE: February 1, 1997.

    DECEASED HOLDER: An Owner of an Insured Certificate who was living at the time such Insured Certificate was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of such Owner causes to be furnished to DTC evidence of such Owner's death satisfactory to the Trustee and any tax waivers requested by the Trustee.

    DEFICIENCY AMOUNT: With respect to the Insured Certificates as of any Distribution Date, the sum of (i) the amount, if any, by which the amount payable as interest to the Class A-3 Certificates, pursuant to the priority of payments set forth in the definition of Certificate Distribution Amount herein, is less than (A) the product of (1) 1/12th of the Remittance Rate applicable to the Class A-3 Certificates and (2) the Class A-3 Principal Balance as of such Distribution Date, minus (B) the sum of any prepayment interest shortfalls relating to Payoffs or Curtailments allocable to the Class A-3 Certificates to the extent payable from the Reserve Fund or paid by the Master Servicer as Compensating Interest and any interest shortfalls related to the Relief Act allocable to the Class A-3 Certificates, (ii) the principal portion of any Realized Losses allocated to the Class A-3 Certificates and (iii) to the extent unpaid on the Final Maturity Date, after payment of all other amounts due to the Class A-3 Certificates, any remaining Class A-3 Principal Balance.

    DEFINITIVE CERTIFICATES: As defined in Section 5.07.

    DEPOSITARY AGREEMENT: The Letter of Representations, dated February 27, 1997 by and among DTC, the Company and the Trustee.

    DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

    DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

    DISQUALIFIED ORGANIZATION: As defined in Section 5.01(b).

    DISTRIBUTION DATE: With respect to distributions on the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being March 25, 1997.

    DTC: The Depository Trust Company.

    DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

    DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

    ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency,
(ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agency, (iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agency, or (iv) the approval of the Rating Agency. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

    ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Reserve Fund, if any, the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

         (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments," provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agency and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agency and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agency;

         (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agency, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agency;

         (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agency; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;


         (vii) Units of taxable money market funds, which funds have the highest rating available for such securities from the Rating Agency or which have been designated in writing by the Rating Agency as Eligible Investments; and

         (viii) Such other instruments as shall not affect the Ratings (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy);

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

    In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

    ERISA: The Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

    EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds in the preceding month over the amount that would have been received if a Payoff had been made on the last day of such month with respect to each Mortgage Loan which became a Liquidated Mortgage Loan during such month.

    FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

    FHA: Federal Housing Administration, or any successor thereto.

    FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

    FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

    FINAL MATURITY DATE: March 25, 2027.

    FITCH: Fitch Investors Service, L.P., provided that at any time it be a Rating Agency.

    FNMA: Federal National Mortgage Association, or any successor thereto.

    FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date, the Fraud Coverage Initial Amount reduced by Fraud Losses allocated to the Certificates; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Certificates since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, Fraud Coverage will be zero. On each anniversary of the Cut-Off Date, Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount over cumulative Fraud Losses allocated to the Certificates to date. Fraud Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy) and upon receipt by the Trustee of the prior written consent of the Certificate Insurer.

    FRAUD COVERAGE INITIAL AMOUNT: $3,547,527.

    FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

    INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

    INDIVIDUAL INSURED CERTIFICATE: An Insured Certificate that evidences $1,000 initial Certificate Principal Balance.

    INSURANCE AGREEMENT: The Insurance Agreement, dated as of February 1, 1997, among the Certificate Insurer, the Trustee and the Company.

    INSURED PAYMENT: With respect to the Insured Certificates, (i) as of any Distribution Date, any Deficiency Amount, and (ii) any Preference Amount.

    INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), but excluding the Certificate Insurance Policy, covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to
Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

    INSURED CERTIFICATES:  The Class A-3 Certificates.

    INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of Certificates, the amount of interest accrued on the respective Class Principal Balance or, with respect to the Class X Certificates, the Class X Notional Amount, at 1/12th of the related Remittance Rate for such Class during the Prior Period, before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss," respectively. The Interest Distribution Amount for the Class P Certificates on any Distribution Date shall equal zero.

    INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agency.

    INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

    JUNIOR SUBORDINATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6 Certificates, collectively.

    LATE PAYMENT RATE: The rate of interest publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under law applicable to the Insurance Agreement limiting interest rates.

    LENDER: An institution from which the Company purchased any Mortgage Loan pursuant to a Selling and Servicing Contract.

    LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

    LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount" herein) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

    LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

    LIVING HOLDER: An Owner of an Insured Certificate other than a Deceased Holder.

    LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

    LOCKOUT PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in March 2002, 0%; and for any Distribution Date occurring on or after the Distribution Date in March 2002, 100%

    MASTER SERVICER: The Company, or any successor Master Servicer appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

    MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account.

    MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.03 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

    MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

    MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

    MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

         (i) The original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee, without recourse" or to "First Bank National Association, as trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

         (ii) The Buydown Agreement, if applicable;

         (iii) A Mortgage that is either

              (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

              (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

         (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company;

         (v) For any Mortgage Loan for which a Primary Insurance Policy is in effect as of the Cut-Off Date, as shown on the Mortgage Loan Schedule, and except for those Mortgage Loans identified in Exhibit N hereto, if any, an original commitment for, or certificate of, primary insurance issued by the applicable insurer; and

         (vi) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

and (Y) with respect to each Cooperative Loan:

         (i) the original Mortgage Note endorsed to "First Bank National Association, as Custodian/Trustee" or to "First Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v) The Security Agreement;

         (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

         (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

    MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

    MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

         (i) its loan number,

         (ii) the address of the Mortgaged Property,

         (iii) the name of the Mortgagor,

         (iv) the Original Value of the property subject to the Mortgage,

         (v) the Principal Balance as of the Cut-Off Date,

         (vi) the Mortgage Interest Rate borne by the Mortgage Note,

         (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

         (viii) the maturity of the Mortgage Note, and

         (ix) the Servicing Fee and Master Servicing Fee.

    MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

    MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

    MORTGAGE POOL: All of the Mortgage Loans.

    MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

    MORTGAGOR: The obligor on a Mortgage Note.

    NONRECOVERABLE ADVANCE: Any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.04 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

    NON-U.S. PERSON: A Person that is not a U.S. Person.

    NOTICE: The telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Certificate Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

    OTS: The Office of Thrift Supervision, or any successor thereto.

    OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee with a copy to the Certificate Insurer.

    OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and the Certificate Insurer and who may be counsel for the Company or the Master Servicer.

    ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage
Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

    OWNER: Each Holder of an Insured Certificate who, on the applicable Distribution Date, is entitled under the terms of the Insured Certificates to payment thereunder.

    OWNERSHIP INTEREST: As defined in Section 5.01(b).

    PASS-THROUGH ENTITY: As defined in Section 5.01(b).

    PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

    PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

    PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

    PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

    PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

    PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through March 14, 1997, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

    PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

         (i) with respect to any Regular Interest Certificate (other than the Class X Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

         (ii) with respect to the Class X Certificates, the portion of the Class X Notional Amount evidenced by such Certificate divided by the Class X Notional Amount; and

         (iii) with respect to the Class R Certificates, the percentage set forth on the face of such Certificate.

    (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Trust Fund, which for purposes of such rights only shall equal:

         (i) with respect to any Certificate (other than the Class X Certificates), the product of (x) ninety-nine percent (99%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance; PROVIDED, HOWEVER, that the percentage in (x) above shall be increased by one percent (1%) upon the retirement of the Class X Certificates; and

         (ii) with respect to any Class X Certificate, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (a)(ii) of this definition.

    PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vi) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

    PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    PREFERENCE AMOUNT: Any amount previously distributed to an Insured Certificateholder on the Insured Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

    PREMIUM RATE MORTGAGE LOANS: The Mortgage Loans having Pass-Through Rates in excess of 7.500% per annum.

    PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

    PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

    PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all principal payments due on or before the Cut-Off Date whether or not paid, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

    In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund on the date of substitution, reduced by all amounts distributed or to be distributed to

Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

    The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

    PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

    PRINCIPAL PAYMENT AMOUNT: On any Distribution Date, the sum of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan, which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

    PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

    PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date, the sum of (i) Curtailments received during the Prior Period and (ii) Payoffs received during the Payoff Period.

    PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

    PRO RATA ALLOCATION: The allocation of the interest and principal portions of Realized Losses among or between specified Classes of Certificates as follows: the principal portion of Realized Losses to the outstanding Classes of Certificates, other than the Class P Certificates, pro rata according to their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which event the Class P Fraction of such loss will first be allocated to the Class P Certificates and then the remainder of such loss will be allocated as described above to the other outstanding Classes of Certificates); and for the interest portion of Realized Losses, pro rata according to the amount of interest accrued on each such Class of Certificates (other than the Class P Certificates), in reduction thereof, and then pro rata according to the respective Class Principal Balances of each such Class of Certificates, in reduction thereof.

    PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

    PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

    QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agency.

    RANDOM LOT: With respect to any Distribution Date on which a mandatory distribution is to be made on the Class A-3 Certificates (as described in Section 4.05), the method by which DTC will determine which Insured Certificates will be paid principal, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

    RATING AGENCY: Initially, each of S&P and Fitch, thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

    RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agency.

    REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

    Except for Special Hazard Losses in excess of Special Hazard Coverage,
Fraud Losses in excess of Fraud Coverage and Bankruptcy Losses in excess of Bankruptcy Coverage, Realized Losses shall be allocated among the Certificates
(i) for Realized Losses allocable to principal (a) first, to the Class B-6 Certificates, until the Class B-6 Principal Balance has been reduced to zero,
(b) second, to the Class B-5 Certificates, until the Class B-5 Principal Balance has been reduced to zero, (c) third, to the Class B-4 Certificates, until the Class B-4 Principal Balance has been reduced to zero, (d) fourth, to the Class B-3 Certificates, until the Class B-3 Principal Balance has been reduced to zero, (e) fifth, to the Class B-2 Certificates, until the Class B-2 Principal Balance has been reduced to zero, (f) sixth, to the Class B-1 Certificates, until the Class B-1 Principal Balance has been reduced to zero, and (g) seventh, to the Senior Certificates (other than the Class P Certificates) pro rata to such Classes of Senior Certificates according to their

Class Principal Balances in reduction of their respective Class Principal Balances; PROVIDED, HOWEVER, that if the loss is recognized with respect to a Class P Mortgage Loan, the Class P Fraction of such loss will first be allocated to the Class P Certificates and the remainder of such loss will be allocated as described above in this clause (i), and (ii) for Realized Losses allocable to interest (a) first, to the Class B-6 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-6 Principal Balance, (b) second, to the Class B-5 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-5 Principal Balance, (c) third, to the Class B-4 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-4 Principal Balance, (d) fourth, to the Class B-3 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-3 Principal Balance, (e) fifth, to the Class B-2 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-2 Principal Balance, (f) sixth, to the Class B-1 Certificates, in reduction of accrued but unpaid interest thereon and then in reduction of the Class B-1 Principal Balance, and (g) seventh, to the Senior Certificates (other than the Class P Certificates) pro rata according to accrued but unpaid interest thereon and then pro rata according to their Class Principal Balances in reduction of their respective Class Principal Balances.

    Special Hazard Losses in excess of the Special Hazard Coverage, Fraud Losses in excess of the Fraud Coverage, and Bankruptcy Losses in excess of the Bankruptcy Coverage shall be allocated among all Classes of Certificates by Pro Rata Allocation.

    RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

    REGULAR INTEREST CERTIFICATES: The Certificates, other than the Class R Certificates.

    RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

    REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

    REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

    REMITTANCE RATE: For each Class of Certificates, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

    RESERVE FUND: The separate trust account created and maintained by the Master Servicer and held by the Trustee, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Insured Certificateholders and the Certificate Insurer, or any other account serving a similar function acceptable to the Rating Agency and the Certificate Insurer, and which account provides that the Trustee may make, or cause to be made, withdrawals with respect to Uncompensated Interest Shortfall allocable to the Insured Certificates on the respective Distribution Date, to the extent of the amount then remaining in the Reserve Fund.

    RESERVE FUND INITIAL AMOUNT:  $3,125.

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

    RESIDUAL CERTIFICATES: The Class R Certificates, which are being issued in a single class. The Class R Certificates are hereby designated the sole Class of "residual interests" in the REMIC related to the Trust Fund for purposes of
Section 860G(a)(2) of the Code.

    RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, any portion of the Available Distribution Amount remaining after all distributions to the Certificates and payment of the outstanding Certificate Insurer Reimbursement Amount, if any. Upon termination of the obligations created by this Agreement and the Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Certificateholders of the amounts set forth in Section 9.01 of this Agreement and payment of the outstanding Certificate Insurer Reimbursement Amount, if any, and subject to the conditions set forth therein.

    RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

    ROUNDING AMOUNT: With respect to the Class A-3 Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Class A-3 Principal Balance upward to the next higher integral multiple of $1,000.

    S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

    SECURITIES ACT: The Securities Act of 1933, as amended.

    SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

    SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC
Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Master Servicer and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans, on behalf of the Master Servicer for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders; and (b) any other similar contract providing substantially similar rights and benefits as those provided by the form of contract attached as Exhibit E hereto.

    SENIOR CERTIFICATES: The Class A, Class P, Class X and Class R Certificates, collectively.

    SENIOR LIQUIDATION AMOUNT: The aggregate, for each Mortgage Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class P Fraction thereof, if applicable), and (ii) the Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

    SENIOR PERCENTAGE: With respect to any Distribution Date, the sum of the Class Principal Balances of the Senior Certificates (reduced by the Class P Principal Balance) divided by the aggregate Class Principal Balance of all Classes of Certificates (reduced by the Class P Principal Balance), in each case, immediately prior to such Distribution Date.

    SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Senior Percentage for such Distribution Date exceeds the initial Senior Percentage as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

    (a) the mean aggregate Principal Balance of Mortgage Loans which are 60 or more days delinquent (including loans in foreclosure and property held by the Trust Fund) for each of the immediately preceding six calendar months is less than or equal to 50% of the mean aggregate of the Class Principal Balances of the Class B Certificates for each of such calendar months, and

    (b) cumulative Realized Losses on the Mortgage Loans allocated to the Class B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date,
         (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Class B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Senior Percentage for such Distribution Date.

    If on any Distribution Date the allocation to the Senior Certificates
(other than the Class P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates (other than the Class P Certificates) below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class P Certificates will receive the Class P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class P Mortgage Loan.

    SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Senior Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (b) the Senior Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount") and (c) the Senior Liquidation Amount.

    SENIOR SUBORDINATE CERTIFICATES: The Class B-1, Class B-2 and Class B-3 Certificates, collectively.

    SERVICER: A mortgage loan servicing institution to which the Master
Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

    SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

    SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

    SPECIAL HAZARD COVERAGE: The Special Hazard Coverage Initial Amount less Special Hazard Losses allocated to the Certificates and the amount of any scheduled reduction in the amount of Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans and (c) twice the unpaid principal balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Certificates since the Cut-Off Date. Special Hazard

Coverage may be reduced upon written confirmation from the Rating Agency that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agency (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy) and upon receipt by the Trustee of the prior written consent of the Certificate Insurer.

    SPECIAL HAZARD COVERAGE INITIAL AMOUNT: $2,786,869.

    SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (DE JURE or DE FACTO), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

    STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:

         DISTRIBUTION DATE OCCURRING IN               STEP DOWN PERCENTAGE
         ------------------------------               --------------------

         March 1997 through February 2002                  0%
         March 2002 through February 2003                  30%
         March 2003 through February 2004                  40%
         March 2004 through February 2005                  60%
         March 2005 through February 2006                  80%
         March 2006 and thereafter                         100%

    STRIPPED INTEREST RATE: For each Mortgage Loan, the excess, if any, of the Pass-Through Rate on such Mortgage Loan over 7.500%.

    SUBORDINATE CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

    SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Mortgage Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Senior Liquidation Amount for such Distribution Date.

    SUBORDINATE PERCENTAGE: On any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

    SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate of the Class Principal Balances of the Senior Certificates (other than the Class P Certificates) has been reduced to zero, then the Subordinate Prepayment Percentage shall equal 100%.

    SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (a) the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount"), (b) the Subordinate Prepayment Percentage of the Principal Prepayment Amount (exclusive of the portion thereof attributable to principal distributions to the Class P Certificates pursuant to clause (I)(i) of the definition of "Certificate Distribution Amount") and (c) the Subordinate Liquidation Amount over (B) the amounts required to be distributed to the Class P Certificates pursuant to clauses (I)(v) and (I)(vi) of the definition of "Certificate Distribution Amount" on such Distribution Date. On any Distribution Date, the Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Subordinate Certificates and paid in the order of distribution to such Classes pursuant to clause (I) of the definition of "Certificate Distribution Amount" herein. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Subordinate Certificates is less than such percentage as of the Cut-Off Date, the pro rata portion of the Subordinate Principal Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Subordinate Certificates for which the Subordination Level is less than such percentage as of the Cut-Off Date, and to the Classes of Subordinate Certificates senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level," the relative seniority, from highest to lowest, of the Classes of Subordinate Certificates shall be as follows: Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6.

    SUBORDINATION LEVEL: On any specified date, with respect to any of the Class B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates which are subordinate in right of payment to such Class (provided that no Class of Certificates shall be subordinate in right of payment to the Class B-6 Certificates) by the aggregate of the Class Principal Balances of all Classes of Certificates as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Mortgage Loans on such date.

    SUBSTITUTE MORTGAGE LOAN: As defined in Section 2.02.

    TAX MATTERS PERSON: The Holder of the Class R Certificate issued hereunder having an Authorized Denomination of 0.01% or any Permitted Transferee of such Class R Certificateholder.

If the Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to
Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

    TERMINATION DATE: As defined in Section 9.01(b).

    TERMINATION PAYMENT: As defined in Section 9.01(b).

    TRANSFER: As defined in Section 5.01(b).

    TRANSFEREE: As defined in Section 5.01(b).

    TRANSFEREE AFFIDAVIT AND AGREEMENT: As defined in Section 5.01(c)(i)(B).

    TRUST FUND: The corpus of the trust created pursuant to Section 2.01 of this Agreement. The Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent including the Investment Depository) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I related to the Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; and (vi) with respect to the Class A-3 Certificates only, the Certificate Insurance Policy and the proceeds thereof. The Reserve Fund and the Class A-3 Rounding Account shall not be assets of the Trust Fund.

    TRUSTEE: First Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

    UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

    UNCOMPENSATED INTEREST SHORTFALL: For any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest and (b) aggregate Curtailment Shortfall over (ii) Compensating Interest, which excess shall be allocated to each Class of Certificates pro rata according to the amount of interest accrued thereon in reduction thereof.

    UNDERWRITER:  Donaldson, Lufkin & Jenrette Securities Corporation.

    UNDERWRITING STANDARDS: The underwriting standards of the Company, Old Kent Mortgage Co., HomeSide Lending, Inc., Independent National Mortgage Corporation, GMAC Mortgage Corporation or First Nationwide Mortgage Corp., as applicable.

    UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

    U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

    VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

    WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.


                                      ARTICLE II

            CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND DESIGNATIONS;
                          ORIGINAL ISSUANCE OF CERTIFICATES

    Section 2.01.  CONVEYANCE OF THE TRUST FUND; REMIC ELECTION AND
                   DESIGNATIONS.

    Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all the Company's right, title and interest in and to the Trust Fund, including but not limited to all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts the trust created hereby and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then

         (a) this Agreement shall be deemed to be a security agreement;

         (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

              (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in (x) and (y) below: (x) the Mortgage Loans including the Mortgage Notes, related Mortgages, Cooperative Stock Certificates, Cooperative Leases, and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule as defined herein, including all Substitute Mortgage Loans, and all distributions with respect thereto payable on and after the Cut-Off Date; and (y) the Certificate Account, the Investment Account, the Reserve Fund, the Class A-3 Rounding Account, the Custodial Accounts for P&I and the Custodial Accounts for Reserves, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

              (II) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

              (III) All cash and non-cash proceeds of the collateral described in (I) and (II) above;

         (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction; and

         (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

    The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

    In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files.

    Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agency submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in the Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by, the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

    In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

    In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

    For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

    The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

    The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the Trust Fund, elect to treat the Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the Trust Fund for its first taxable year.

    The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

    The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interests" in the Trust Fund for purposes of Section 860G(a)(2) of the Code.

    The parties intend that the affairs of the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify the Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the Trust Fund to be treated as a REMIC on the federal tax return of the Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

    Following the Closing Date, neither the Company nor the Trustee shall accept any contributions of assets to the Trust Fund unless the Company, the Trustee and the Certificate Insurer shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

    The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

    In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the Trust Fund as a REMIC for federal income tax purposes.

    In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).

    Section 2.02. ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the Trust Fund, as Trustee in trust, upon the trust herein set forth, for the use and benefit of the Holders from time to time of the Certificates. The Trustee agrees, for the benefit of the Certificateholders, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of
(i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

    Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

    The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders.

    Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. The Company hereby represents and warrants to the Trustee and the Certificate Insurer that:

         (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

         (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

         (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

         (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

         (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

         (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

         (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

         (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

         (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

         (x) As of the Closing Date, each Mortgage Loan (except the Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;

         (xi) As of the Closing Date, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% (except for one Mortgage Loan that as of the Cut-Off Date had a Principal Balance of $493,274) was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

         (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company or any Servicer;

         (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agency;

         (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

         (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one-to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

         (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

         (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

         (xviii) Approximately 0.5% (by Principal Balance) of the Mortgage Loans are Buydown Loans;

         (xix) As of the Cut-Off Date, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 97.0% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.5% (by Principal Balance) of the Mortgage Loans will be secured by owner-occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 0.5% (by Principal Balance) of the Mortgage Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors;

         (xx) Except with respect to approximately 1.4% (by Principal Balance as of the Cut-Off Date) of the Mortgage Loans, prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

         (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

         (xxii) The information in the Current Report on Form 8-K prepared by the Company in connection with the Mortgage Loans is correct in every material respect;

         (xxiii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

         (xxiv) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this Section 2.03 could be made;

         (xxv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

         (xxvi) Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

         (xxvii) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

         (xxvii) As of the date of origination, no Mortgage Loan had a Loan-to-Value Ratio in excess of 125%; and

         (xxviii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations
    Section 1.860G-2(a)(1).


    It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related

Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price," or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day," any such substitution shall be made only if the Company provides to the Trustee and the Certificate Insurer an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

    Section 2.04. AUTHENTICATION OF THE CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the Trust Fund, the Certificates in Authorized Denominations evidencing the entire beneficial ownership interest in the Trust Fund and relating to the Mortgage Loans.


                                     ARTICLE III

                    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

    Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend the Trust Fund on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

    The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

    Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; PROVIDED, HOWEVER, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance of all Mortgage Loans as of the Cut-Off Date.

    The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

    The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause the REMIC to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited

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

transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof.

    Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained Custodial Accounts for P&I, Buydown Fund Accounts (if any) and special Custodial Accounts for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty, Primary Insurance Policy, or other insurance policy (other than the Certificate Insurance Policy) covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

    The Master Servicer is hereby authorized to make withdrawals from and to draft the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. The Custodial Accounts for P&I and the Custodial Account for Reserves shall each bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

         (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

         (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

    The Master Servicer hereby undertakes to assure remittance to Certificateholders of all amounts relating to Mortgage Loans that have been collected by any Servicer and are due to the Certificateholders pursuant to
Section 4.01 of this Agreement.

    Section 3.03.  THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.

    (a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Certificate Account or Investment Account at the Master Servicer's option, in an amount representing:

         (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicer which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicer and less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts;

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

         (ii) Payoffs and the proceeds of other types of liquidations of Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicer from the applicable Buydown Fund Accounts; and

         (iii) Curtailments received by the applicable Servicer in the Prior Period.

    In addition, the Master Servicer may, at its option, withdraw or direct the withdrawal, for deposit in the Investment Account, of any funds in the Certificate Account to be distributed on the related Distribution Date.

    At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

    (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy).

    Section 3.04.  THE CERTIFICATE ACCOUNT.

    (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.03 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account. The Trustee shall deposit into the Certificate Account amounts received under the Certificate Insurance Policy in accordance with Section 3.16(b) hereof.

    (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

    Section 3.05. PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

    (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Certificate Account or the Custodial Account for P&I, as applicable, of amounts deposited therein in respect of the Certificates, as follows:

         (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.03 or a Selling and Servicing Contract, the Master Servicer's right to reimburse itself or such Servicer pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

         (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
    3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

         (iii) To pay to itself the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

         (iv) To reimburse itself or the applicable Servicer for advances which the Master Servicer has determined to be Nonrecoverable Advances;

         (v) To pay to itself reinvestment earnings deposited or earned in the Certificate Account (net of reinvestment losses) to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;

         (vi) To deposit amounts in the Investment Account representing amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal; and

    after making or providing for the above withdrawals

         (vii) To clear and terminate the Certificate Account pursuant to
    Section 9.01.

    Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage

Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

    (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I of the following amounts of Buydown Funds:

         (i) to deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

         (ii) in the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

         (iii) in the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

         (iv) to clear and terminate the portion of any account representing Buydown Funds pursuant to Section 9.01.

    (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

    Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer and the applicable Servicer shall use their best reasonable efforts to keep in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination).

    Unless required by applicable law, neither the Master Servicer nor any Servicer shall cancel or refuse to renew any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

    Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance

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

with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this Section 3.07 shall be recoverable as an advance by the Master Servicer from the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

    Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

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

    Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

    Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if there is evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

    The Trust Fund shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that the Trust Fund acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for the Trust Fund, unless the Master Servicer provides to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

    Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the REMIC, the Trust Fund or the depositor. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

    Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

    Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to withdraw from the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including the Trustee's fees and shall not be entitled to reimbursement therefor, except as specifically provided herein.

    As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

    Section 3.12. REPORTS TO THE TRUSTEE AND THE CERTIFICATE INSURER; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Certificate Insurer a statement, certified by a Servicing Officer, setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). Such statement shall be provided to any Certificateholder upon request or by the Trustee to any Certificateholder at the expense of the Master Servicer and shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the Trust Fund's security interest in the Mortgaged Property.

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

    Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee and the Certificate Insurer, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

    Section 3.14.  ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING
THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding the Mortgage Loans to the Trustee and the Certificate Insurer and their respective representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

    Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants to furnish a statement to the Trustee and the Certificate Insurer to the effect that, in connection with the firm's examination of the Master Servicer's financial statements as of the previous December 31, nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04, Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

    Section 3.16. MAINTENANCE OF THE CERTIFICATE INSURANCE POLICY; COLLECTIONS THEREUNDER.

    (a) Prior to 5:00 P.M. New York City time on the third Business Day prior to each Distribution Date, the Master Servicer shall determine if a Deficiency Amount for such Distribution Date exists and, if so, shall immediately notify the Trustee who shall complete the Notice and submit such Notice in accordance with the Certificate Insurance Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount. If at any time the Trustee determines that a Preference Amount is payable under the terms of the Certificate Insurance Policy, the Trustee shall take the actions required by the terms of the Certificate Insurance Policy to obtain payment of such Preference Amount by the Certificate Insurer.

    (b) Upon receipt of an Insured Payment from the Certificate Insurer on behalf of the Class A-3 Certificateholders, the Trustee shall deposit such Insured Payment in the Certificate

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Account.  All such amounts on deposit in the Certificate Account shall remain uninvested. The Trustee shall include on each Distribution Date the Deficiency Amount for such Distribution Date in the amount distributed to the Class A-3 Certificates pursuant to Section 4.05. If on any Distribution Date, the Trustee or the Master Servicer determines that the Certificate Insurer has paid more under the Certificate Insurance Policy than is required by the terms thereof, the Trustee shall promptly return the excess amount to the Certificate Insurer.

    (c) The Trustee shall (i) receive as attorney-in-fact of each Insured Certificateholder any Insured Payment from the Certificate Insurer and (ii) distribute such Insured Payment to such Insured Certificateholders as set forth in subsection (b) above. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund with respect to the Insured Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Insured Certificateholders. The Trustee hereby agrees on behalf of each Insured Certificateholder (and each Insured Certificateholder, by its acceptance of its Insured Certificates, hereby agrees) for the benefit of the Certificate Insurer that the Trustee shall recognize that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Insured Certificateholders, the Certificate Insurer will be entitled to be subrogated to the rights of the Insured Certificateholders to the extent of such payments.

    In addition, in the event that the Certificate Insurer or the Company determines that the Trustee has failed (i) to make a claim available under the Certificate Insurance Policy or failed to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder (including any Insured Payment), if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company or the Certificate Insurer, then the Certificate Insurer or the Company with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company or the Certificate Insurer, as applicable, shall, on or before the date on which any such appointment becomes effective, obtain from the Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the Ratings below the lesser of the then current or original Ratings (in the case of the Insured Certificates, without regard to the existence of the Certificate Insurance Policy).

    Section 3.17. MAINTENANCE OF THE RESERVE FUND; COLLECTIONS THEREUNDER. On or prior to the Closing Date, the Master Servicer shall cause to be established and maintained the Reserve Fund in the Reserve Fund Initial Amount to provide coverage to the Insured Certificates for Uncompensated Interest Shortfall allocable to the Insured Certificates. With respect to any Distribution Date where the Master Servicer determines that an Uncompensated Interest Shortfall exists, the Master Servicer shall determine the amount of the Uncompensated Interest Shortfall allocable to the Insured Certificates on such Distribution Date and shall notify the Trustee by 5:00

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P.M. New York City time on the third Business Day prior to the Distribution Date of such amount. In accordance with Section 4.03(b), the Trustee shall then withdraw from the Reserve Fund, to the extent funds are available therein, any amounts needed to cover such amount of Uncompensated Interest Shortfall allocable to the Insured Certificates. Withdrawals from the Reserve Account made pursuant to this Section 3.17 for such Distribution Date shall be distributed pursuant to Section 4.01 to the Insured Certificates as interest thereon pro rata according to the amount of Uncompensated Interest Shortfall otherwise allocable to each such Insured Certificate. Upon depletion of the Reserve Fund, an amount equal to the Uncompensated Interest Shortfall allocable to the Insured Certificates, or any portions thereof in excess of the then existing balance of the Reserve Fund ("Uncovered Shortfall"), will be paid from proceeds of the Certificate Insurance Policy to the related Insured Certificates on the related Distribution Date in accordance with Section 3.16. Any amounts of Uncovered Shortfall allocable to the Insured Certificates not paid by the Certificate Insurer due to a default of the Certificate Insurer under the Certificate Insurance Policy will be passed through to the Insured Certificateholders.

    Any amounts withdrawn by the Trustee from the Reserve Fund shall be deposited in the Certificate Account for distribution to the Insured Certificateholders as described in the immediately preceding paragraph.

    Upon termination of the Trust Fund, the Master Servicer shall promptly remit to the Underwriter any amounts at the time remaining in the Reserve Fund.

    Amounts on deposit in the Reserve Fund shall not be invested.

    The Reserve Fund established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard
(i) such fund shall be an outside reserve fund and not an asset of the REMIC,
(ii) such fund shall be owned for federal tax purposes by the Underwriter and the Underwriter shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the Reserve Fund shall be treated as distributed by the REMIC to the Underwriter.

    Section 3.18. MAINTENANCE OF THE CLASS A-3 ROUNDING ACCOUNT; COLLECTIONS THEREUNDER. On or prior to the Closing Date, the Master Servicer shall cause to be established and maintained the Class A-3 Rounding Account in an initial amount equal to $999.99 to provide, if needed, the Rounding Amount, on any Distribution Date. On the first Distribution Date on which distributions of principal on the Class A-3 Certificates are made, if the Master Servicer determines that amounts are available for distributions of principal on the Class A-3 Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, except as provided below, the Master Servicer shall notify the Trustee by 5:00 P.M. New York City time on the third Business Day prior to such Distribution Date of the Rounding Amount. In accordance with Section 4.05, the Trustee shall then withdraw from the Class A-3 Rounding Account, the Rounding Amount. On each succeeding Distribution Date for which the Master Servicer determines that amounts are available for distributions of principal on the Class A-3 Certificates, the aggregate amount allocable to the Class A-3 Certificates will be applied first to repay any funds withdrawn from the Class A-3 Rounding Account on the prior Distribution Dates which have not been repaid. If the remainder of the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, except as

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provided below, the Master Servicer shall notify the Trustee by 5:00 P.M. New
York City time on the third Business Day prior to such Distribution Date of the difference between such amount and the next higher integral multiple of $1,000. In accordance with Section 4.05, the Trustee shall then withdraw from the Class A-3 Rounding Account, to the extent funds are available therein, the amount so notified by the Master Servicer.

    Any amounts withdrawn by the Trustee from the Class A-3 Rounding Account shall be deposited in the Certificate Account for distribution to the Insured Certificateholders as described in the immediately preceding paragraph.

    Upon termination of the Trust Fund, the Master Servicer shall promptly remit to the Underwriter any amounts remaining in the Class A-3 Rounding Account.

    Amounts on deposit in the Class A-3 Rounding Account shall not be invested.

    The Class A-3 Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Treasury Regulation 1.860G-2(h), and in that regard (i) such fund shall be an outside reserve fund and not an asset of the REMIC, (ii) such fund shall be owned for federal tax purposes by the Underwriter and the Underwriter shall report all amounts of income, deduction, gain or loss accruing therefrom, and (iii) amounts transferred by the REMIC to the Class A-3 Rounding Account shall be treated as distributed by the REMIC to the Underwriter.

    Section 3.19.  [RESERVED.]

    Section 3.20.  [RESERVED.]

    Section 3.21. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Company or any successor Master Servicer shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

    The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the Selling and Servicing Contracts relating to the Mortgage Loans to the assuming party.

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                                      ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

    Section 4.01.  DISTRIBUTIONS TO CERTIFICATEHOLDERS.

    (a) On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) withdraw from the Certificate Account the Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the Available Distribution Amount, the Certificate Distribution Amount (provided, that any amount distributable to the Class A-3 Certificates, other than amounts received from the Certificate Insurer pursuant to the Certificate Insurance Policy which shall be distributed in accordance with Section 3.16, shall be used first, to pay any amount payable to the Class A-3 Rounding Account pursuant to Section 3.18) and make payments to the Certificate Insurer (as described in Section 3.16) in respect of the Certificate Insurer"s subrogation of certain rights to payments due to the Insured Certificateholders, (ii) distribute Excess Liquidation Proceeds to the Class R Certificateholders, (iii) withdraw from the Reserve Fund the amounts specified in Section 3.17 and distribute the amounts so withdrawn to the Insured Certificates in accordance with such Section 3.17, (iv) withdraw from the Class A-3 Rounding Account the amounts specified in Section 3.18 and distribute the amounts so withdrawn to the Insured Certificates in accordance with such Section 3.18, and (v) withdraw the Deficiency Amount, if any, from the Certificate Account and distribute such amount to the Insured Certificates in accordance with Section 3.16, all (except with respect to payments to the Certificate Insurer) in accordance with written statements received from the Master Servicer pursuant to Section 4.03(b), by wire transfer in immediately available funds for the account of each Certificateholder, or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register and, with respect to payments to the Certificate Insurer, by means of payment acceptable to the Certificate Insurer.

    (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal or allocations of Realized Losses with respect to Mortgage Loans made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificate (and the final distribution with respect to the Class R Certificates upon termination of the Trust Fund) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.01(c)(ii) or
Section 9.01(b).

    (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds, proceeds of the Certificate Insurance Policy and Liquidation Proceeds received and expected to be received during the Prior Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agency a notice to the effect that:

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         (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

         (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

    Section 4.02. STATEMENTS TO CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the Trustee (and to the Company if the Company is no longer acting as Master Servicer), and the Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

    Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder or Class R Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

         (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

         (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee"s security interest in the Mortgage Loans;

         (c) The amount of Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

         (d) The amount of Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

         (e) The amount of Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

         (f) The amount of Certificate Insurer Reimbursement Amounts as of such Determination Date, any amount payable to the Certificate Insurer pursuant to its subrogation rights, and the amount of coverage available to the Insured Certificates under the Reserve Fund as of the close of business on the applicable Determination Date; and

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         (g) The amount of Realized Losses allocable to the Certificates on the related Distribution Date and the cumulative amount of Realized Losses allocated to such Certificates since the Cut-Off Date.

    Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer"s sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.

    Section 4.03. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

    (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of the Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments. The Master Servicer"s obligation to make any advance or advances described in this Section 4.03 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

    Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest, stated separately. In the event that full scheduled amounts of principal and interest shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this
Section 4.03, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

    In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.03, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Under each Selling and Servicing Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I amounts received by the applicable Servicer on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the Custodial Accounts for P&I to reimburse

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itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by the applicable Servicer. The Master Servicer shall deposit these amounts in the Certificate Account prior to withdrawal pursuant to Section 3.05.

    In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.04.

    (b) Prior to 5:00 P.M. New York City time on the third Business Day prior to each Distribution Date, the Master Servicer shall provide the Trustee and the Certificate Insurer with a statement regarding the amount of the Deficiency Amount, if any, to be paid by the Certificate Insurer, the amount, if any, to be withdrawn from the Reserve Fund with respect to Uncompensated Interest Shortfall and the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definition of "Certificate Distribution Amount," Section 4.01 hereof and other related definitions set forth in Article I hereof).

    (c) If, for any Distribution Date, the Master Servicer has determined that there will be an Uncompensated Interest Shortfall, upon notice from the Master Servicer to the Trustee as described in paragraph (b) above, on the applicable Withdrawal Date, the Trustee shall make or cause to be made, as applicable, a withdrawal from the Reserve Fund and deposit in the Certificate Account the amount of such Uncompensated Interest Shortfall allocable to the Insured Certificates, to the extent of the amounts remaining in the Reserve Fund after applicable withdrawals.

    Section 4.04. NONRECOVERABLE ADVANCES. Any advance previously made by the applicable Servicer pursuant to its Selling and Servicing Contract or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise of related Mortgage Loans or recoverable as late Monthly Payments with respect to related Mortgage Loans shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer"s Certificate of the Master Servicer delivered to the Trustee and the Certificate Insurer on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, the Certificate Insurance Policy, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i), (ii) and (iv) of this Agreement.

    Section 4.05. PRINCIPAL DISTRIBUTIONS ON THE INSURED CERTIFICATES. Prior to the Credit Support Depletion Date, distributions in reduction of the Class A-3 Principal Balance will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Insured Certificates and at the request of Living Holders of Insured Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below. On and after the Credit

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Support Depletion Date, distributions in reduction of the Class A-3 Principal
Balance will be made on a pro rata basis pursuant to clause (e) below.

         (a) On each Distribution Date on which principal distributions to the Class A-3 Certificates are made, such distributions will be made in the following priority:

         (i) any request by a Deceased Holder, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

         (ii) any request by a Living Holder, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

Thereafter, distributions will be made, with respect to the Insured Certificates, as provided in clauses (i) and (ii) above up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Holders of the Insured Certificates until all such requests have been honored.

    Requests for principal distributions presented on behalf of Deceased
Holders in accordance with the provisions of clause (i) above will be accepted in order of their receipt by DTC. Requests for principal distributions presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by DTC; provided, however, that distributions will be subject to the priorities described in the preceding paragraph. All requests for principal distributions to Class A-3 Certificates will be accepted in accordance with the provisions set forth in Section 4.05(c). All requests for principal distributions to Class A-3 Certificates with respect to any Distribution Date must be received by DTC and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the Trustee after the related Record Date and requests for distributions not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to Class A-3 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.05(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Holder of the related Insured Certificate, all in accordance with the procedures of DTC and the Trustee. Upon the transfer of beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.05(c) using a form required by DTC.

    Distributions in reduction of the Class A-3 Principal Balance will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to the Class A-3 Certificates pursuant to Section 4.01, plus any amounts available for distribution from the Class A-3 Rounding Account established as provided in Section 3.18, provided that the aggregate distribution of principal to the Class A-3 Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

    To the extent that the portion of the Senior Principal Distribution Amount allocable to the Class A-3 Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been

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received, principal distributions in reduction of the Class A-3 Principal
Balance will be made by mandatory distribution pursuant to Section 4.05(d).

         (b) An Insured Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.05 if the death of the Holder thereof is deemed to have occurred. Insured Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Holder, and the Insured Certificates so beneficially owned will be eligible for priority with respect to principal distributions, subject to the limitations stated above. Insured Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary"s beneficial interest therein, but in no event will a trust"s beneficiaries collectively be deemed to be Holders of a number of Individual Insured Certificates greater than the number of Individual Insured Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Holder of the Insured Certificates, as applicable, owned by the trust to the extent of such beneficiary"s beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Insured Certificates will be deemed to be the death of the Holder of such Insured Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of an Insured Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Holder. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.05(c) in establishing the eligibility of any Holder to receive the priority accorded Deceased Holders in
Section 4.05(a).

    (c) Requests for principal distributions to any Insured Certificate must be made by delivering a written request therefor to the Participant or Indirect Participant that maintains the account evidencing such Holder"s interest in Insured Certificates. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Participant should in turn make the request of DTC (or, in the case of an Indirect Participant, such Indirect Participant must notify the related Participant of such request, which Participant should make the request of DTC) on a form required by DTC and provided to the Participant. Upon receipt of such request, DTC will date and time stamp such request and forward such request to the Trustee. DTC may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer, the Trustee or the Certificate Insurer shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by DTC, a Participant or any Indirect Participant.

    The Trustee shall maintain a list of those Participants representing the appropriate Holders of Insured Certificates that have submitted requests for principal distributions, together with the

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order of receipt and the amounts of such requests.  Subject to the priorities described in Section 4.05(a) above, DTC will honor requests for distributions in the order of their receipt. The Trustee shall notify DTC as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to
Section 3.12 and shall notify DTC as to the portion of the Senior Principal Distribution Amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 4.05(d). Requests shall be honored by DTC in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.05. The exact procedures to be followed by the Trustee and DTC for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or DTC, as the case may be. The decisions of the Trustee and DTC concerning such matters will be final and binding on all affected persons.

    Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from the Certificate Insurer or otherwise with respect to interest on such Certificates after such last day of the month.

     Any Holder of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Participant or Indirect Participant that maintains such Holder"s account. In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related Participant which in turn must forward the withdrawal of such request, on a form required by DTC, to DTC to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by DTC and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

    In the event any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 4.05, the Trustee shall return such request to the appropriate Participant with a copy to DTC with an explanation as to the reason for such rejection.

    (d) To the extent, if any, that principal distributions to be made to the Class A-3 Certificateholders on a Distribution Date exceed the outstanding Certificate Principal Balance of Individual Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.05(a) above, the additional principal distributions in reduction of the Class A-3 Principal Balance will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of DTC, the Participants and the Indirect Participants representing the Holders. The Trustee shall notify DTC of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. DTC shall then allocate such aggregate amount among its Participants on a Random Lot basis. Each Participant and, in turn, each Indirect Participant will then select, in accordance with its own procedures, Individual Insured Certificates from among those held in its accounts to receive mandatory principal distributions, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Participant by DTC and to such Indirect Participant by its related Participant, as the case may be. Participants and Indirect Participants that hold Insured Certificates selected for mandatory principal distributions are required to provide

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notice of such mandatory distributions to the affected Holders.  The Master
Servicer agrees to notify the Trustee of the amount of principal distributions to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations under the Depositary Agreement.

    (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the Credit Support Depletion Date, distributions in reduction of the Class A-3 Principal Balance will be made pro rata among the Holders of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by Section 4.05(a) or mandatory distributions by Random Lot as provided for by Section 4.05(d).

    (f) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 5.09, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class A-3 Principal Balance are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this
Section 4.05.


                                      ARTICLE V

                                   THE CERTIFICATES

    Section 5.01.  THE CERTIFICATES.

    (a) The Regular Interest Certificates and the Residual Certificates shall be substantially in the forms set forth in Exhibits A and B attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. A statement of insurance satisfactory to the Certificate Insurer shall be affixed to each Insured Certificate.

    (b) The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund,

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partnership, trust or estate, and any organization to which Section 1381 of the
Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

    (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

      (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
    (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

         (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

         (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

         (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest
    (i) to require a Transferee

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Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company"s sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

         (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.

         (iii) (A) If any "disqualified organization" (as defined in Section 860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

         (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

         (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result

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

of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation
Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.

         (v) The provisions of this Section 5.01 set forth prior to this Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

              (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy); and

              (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

         (vi) The following legend shall appear on all Residual Certificates:

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR
         (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF

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

         TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

         (vii) The Holder of the Class R Certificate issued hereunder having an Authorized Denomination of 0.01%, while not a Disqualified Organization, is the Tax Matters Person for the REMIC.

    (d) In the case of any Class B or Residual Certificate presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B Certificate, an officer"s certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, which officer"s certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

    (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this
Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the

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registration requirements under the Securities Act, as follows:  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to reflect the actual facts of the proposed transfer, and that the Certificateholder"s proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agency. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

    (f) Transfers of Junior Subordinate Certificates may be made in accordance with this Section 5.01(f) if the proposed transferee of such Certificate provides the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

    Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

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    Section 5.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The
Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

    Upon surrender for registration of transfer of any Certificate at the office or agency maintained for such purpose pursuant to Section 6.05, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder"s attorney duly authorized in writing.

    A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

    All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

    Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent (and with respect to Insured Certificates, the Certificate Insurer) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust Fund as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

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

    Section 5.05. PERSONS DEEMED OWNERS. The Company, the Master Servicer, the Certificate Insurer, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Certificate Insurer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Certificate Insurer or the Trustee shall be affected by notice to the contrary.

    Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A and B hereto as the Trustee"s officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

    If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

    Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company, except that one Book-Entry Certificate of each Class of Book-Entry Certificates may be issued in a denomination less than $1 and, if so issued, shall be held in physical certificate form directly by the holder thereof. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder"s interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

    Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
    DTC), ANY TRANSFER, PLEDGE OR OTHER USE

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         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

         (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

         (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

         (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
    5.07 shall control; and

         (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

    For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

    Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

    Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Certificateholders holding Book-Entry Certificates evidencing

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Percentage Interests aggregating not less than 66% of the aggregate Class
Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

    Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005,
Attention:  Glenn Anderson, is initially designated for said purposes.


                                      ARTICLE VI

                         THE COMPANY AND THE MASTER SERVICER

    Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein.

    Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person"s or Servicer"s refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by

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reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

    Section 6.04. THE COMPANY AND MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer"s responsibilities and obligations in accordance with
Section 7.02 hereof.

    If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.


                                     ARTICLE VII

                                       DEFAULT

    Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Company, either in its own capacity or in its capacity as Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

         (i) Any failure by the Master Servicer to distribute to Certificateholders any payment required to be made under the terms of the Certificates and this Agreement

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    which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

         (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

         (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

         (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the opening of business on the Distribution Date in respect of which such Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master

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Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

    Notwithstanding the foregoing, if an Event of Default described in clause
(vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this
Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.

    (b) In the event the Company is no longer acting as Master Servicer, in case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

         (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; or

         (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall

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    have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with
Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company"s obligations hereunder.

    (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

    Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such

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arrangements for the compensation of such successor out of payments on Mortgage
Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

    Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificate Insurer and Certificateholders at their respective addresses appearing in the Certificate Register.


                                     ARTICLE VIII

                                CONCERNING THE TRUSTEE

    Section 8.01.  DUTIES OF TRUSTEE.

    (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person"s own affairs.

    (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

    (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

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         (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

    (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agency notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agency) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agency or to the Certificate Insurer, shall be given until at least 30 days after the occurrence thereof.

    Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

         (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the

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    opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

         (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

         (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in
    Section 10.06.

    Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Account for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

    Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

    Section 8.05. THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES. Subject to any separate written agreement with the Trustee, the Company, as Master Servicer, covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Master Servicer shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

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    Section 8.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) acceptable to the Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

    Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Certificate Insurer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

    If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor and one copy to the Certificate Insurer.

    The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

    Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08. As long as the Certificate Insurance Policy is in effect, the Master Servicer will send a written notice to the Certificate Insurer or any such resignation, removal or appointment.

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    Section 8.08.  SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

    No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

    Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register, (ii) the Rating Agency and (iii) the Certificate Insurer. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

    Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

    Section 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders or the Certificate Insurer of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.


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    In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

    Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

    Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

    Section 8.11. AUTHENTICATING AGENTS. The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

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    Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

    Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

    Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice

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of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.


                                      ARTICLE IX

                                     TERMINATION

    Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

    (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal, after the deduction of related advances, to the sum of (x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

    The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than ten percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee and the Certificate Insurer (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the

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Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the Trust Fund.

    In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the Trust Fund or repurchase the Mortgage Loans under this Section 9.01.

    (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

    In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

    Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.

    (a) In the event the Company exercises its purchase option as provided in
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Certificate Insurer shall have received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not
(i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel, on behalf of the Trust Fund; and

         (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the

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    Trustee shall sell all of the assets of the Trust Fund to the Company for cash in the amount specified in Section 9.01; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Master Servicer shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

    (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

    Section 9.03. TRUST IRREVOCABLE. Except as expressly provided herein, the trust created hereby is irrevocable.


                                      ARTICLE X

                               MISCELLANEOUS PROVISIONS

    Section 10.01. AMENDMENT.

    (a) This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders (but subject to the consent of the Certificate Insurer), (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the Trust Fund, or to assure the conveyance to the Trustee of any property included in the Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

    (b) This Agreement may also be amended from time to time by the Company and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Certificate Insurer and the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the

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Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

    Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to the Certificate Insurer and each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

    It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

    Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

    Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder"s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

    No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

    No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers

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

vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

    For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates with respect to any rights hereunder (other than the right to receive distributions on such Insured Certificates, except as provided in
Section 3.16); provided that such rights may not be used to reduce the rights of the Insured Certificateholders to receive distributions or to otherwise impair their rights under this Agreement as further described in the definition of "Certificateholder."

    Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

    If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants" request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

    Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

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    Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

    Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention:
General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Master Servicer, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention: General Counsel (with a copy directed to the attention of the Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Master Servicer, (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (d) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (e) in the case of Fitch, P.O. Box 689, 1201 East 7th Street, Powell, Wyoming, Attention: Residential Surveillance, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by Fitch, (f) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P and
(g) in the case of the Certificate Insurer, to MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504, Attention: Insured Portfolio Management-Structured Finance (IPM-SF), or such other address as may hereafter be furnished to the Trustee and the Master Servicer in writing by the Certificate Insurer. Notices to the Rating Agency shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agency. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

    Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

    Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

    Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10, the Certificate Insurer and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement. The Certificate Insurer shall be a third party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof as if a party hereto.

    Section 10.10. NOTICES AND COPIES TO RATING AGENCY.

    (a) The Trustee shall notify the Rating Agency (with a copy to the Certificate Insurer) of the occurrence of any of the following events, in the manner provided in Section 10.06:

         (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

         (ii) the appointment of a successor Master Servicer pursuant to
    Section 7.02;

    (b) The Master Servicer shall notify the Rating Agency (with a copy to the Certificate Insurer) of the occurrence of any of the following events, in the manner provided in Section 10.06:

         (i) any amendment of this Agreement pursuant to Section 10.01;

         (ii) the appointment of a successor Trustee pursuant to Section
    8.08;

         (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

         (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

         (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to Section 9.01;

         (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

         (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.03; and

         (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.03.

    (c) The Master Servicer shall provide copies of the statements pursuant to
Section 4.02, Section 3.13 or Section 3.15 or any other statements to the Rating Agency (with a copy to the Certificate Insurer) in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.02, the Master Servicer shall provide such reports to the Rating Agency in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee (with a copy to the Certificate Insurer) has requested such report for such Distribution Date.

    IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                                  PNC MORTGAGE SECURITIES CORP.
[SEAL]


                                  By: /s/ Michael A. Aakes
                                      ---------------------------------
Attest: Thomas G. Lehmarry             Michael A. Aakes
                                       Its: Assistant Vice President



                             FIRST BANK NATIONAL ASSOCIATION, as TRUSTEE
[SEAL]

                                  By: /s/ Christina Hatfield
                                      ---------------------------------
Attest: Illegible                      Christina Hatfield
                                       Its: Assistant Vice President

                            CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF MINNESOTA      )
                        )SS.
COUNTY OF RAMSEY        )
         --------------

    On this       day of February, 1997 before me, a Notary Public in and for
           ------        --------     -
said State, personally appeared                            , personally known to
                               ---------------------------
me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

    WITNESS my hand and official seal.

    Signature  /s/ Richard Prokosh                              [SEAL]
              --------------------------------------------------

                            ACKNOWLEDGEMENT OF CORPORATION


STATE OF ILLINOIS  )
                   )SS.
COUNTY OF LAKE          )


    On this     day of February, 1997 before me, a Notary Public in and for
            ---        --------     -
said State, personally appeared       Michael A. Aakes                        ,
                               -----------------------------------------------
known to me to be the Assistant Vice President       of PNC MORTGAGE SECURITIES
                     ------------------------------
CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.



                                            /s/ Laura A Cleland
                                            --------------------------------
                                                      Notary Public

[SEAL]

                                                                     Exhibit A-1
                                                               CUSIP 693 48L JT7


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.750% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-2

Portion of the Class A-1 Principal Balance as of the Cut-Off Date evidenced by this Certificate:
$__________________

Class A-1 Remittance Rate: 7.750%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-1 Principal Balance as of the Cut-Off Date:
$35,500,000.00


                     _____________________
                       Registered Owner                       Certificate No. __


                                        A-1-1

                                                                     Exhibit A-2
                                                               CUSIP 693 48L JU4


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-2

Portion of the Class A-2 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class A-2 Remittance Rate: 7.500%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-2 Principal Balance as of the Cut-Off Date:
$19,885,000.00


                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-2-1

                                                                     Exhibit A-3
                                                               CUSIP 693 48L JV2


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-2

Portion of the Class A-3 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class A-3 Remittance Rate: 7.500%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-3 Principal Balance as of the Cut-Off Date:
$10,000,000.00


                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-3-1

                                                                     Exhibit A-4
                                                               CUSIP 693 48L JW0


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-4

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum.

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-2

Portion of the Class A-4 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class A-4 Remittance Rate: 7.500%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-4 Principal Balance as of the Cut-Off Date:
$17,442,000.00


                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-4-1

                                                                     Exhibit A-5
                                                               CUSIP 693 48L JX8


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-5

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.250% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


Series 1997-2

Portion of the Class A-5 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class A-5 Remittance Rate: 7.250%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-5 Principal Balance as of the Cut-Off Date:
$35,500,000.00

                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-5-1

                                                                     Exhibit A-6
                                                               CUSIP 693 48L JY6


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-6

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-2

Portion of the Class A-6 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class A-6 Remittance Rate: 7.500%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-6 Principal Balance as of the Cut-Off Date:
$3,550,000.00


                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-6-1

                                                                     Exhibit A-7
                                                               CUSIP 693 48L JZ3


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class A-7

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

Series 1997-2

Portion of the Class A-7 Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class A-7 Remittance Rate: 7.500%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class A-6 Principal Balance as of the Cut-Off Date:
$44,352,593.00


                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-7-1

                                                                     Exhibit A-8
                                                               CUSIP 693 48L KB4


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                       Class P

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

Series 1997-2

Portion of the Class P Principal Balance as of the Cut-Off Date evidenced by this Certificate
$_________________________

Class P Remittance Rate: 0.00%

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class P Principal Balance as of the Cut-Off Date:
$947,572.96


                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-8-1

                                                                     Exhibit A-9
                                                               CUSIP 693 48L KA6

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                       Class X

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue
discount ("OID") of no more than $            per $100,000 of initial
Certificate Principal Balance, the yield to maturity is      %, and the amount
of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]


Series 1997-2                           Portion of the Class X Notional Amount
                                        as of the Cut-Off Date evidenced by this
                                        Certificate
Class X Remittance Rate: 7.500%         $_________________
applied to the Class X Notional
Amount

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class X Principal Balance as of the Cut-Off Date:
$0.00

Class X Notional Amount as of the Cut-Off Date:
$8,003,801.90

                     ____________________
                       Registered Owner                       Certificate No. __


                                        A-9-1

                                                                    Exhibit A-10
                                                               CUSIP 693 48L KC2

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

    IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
    SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-2                           Portion of the Class B-1 Principal
                                        Balance as of the Cut-Off Date
                                        evidenced by this Certificate:
Class B-1 Remittance Rate: 7.500%       $____________________


Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class B-1 Principal Balance as of the Cut-Off Date:
$4,877,000.00


                    ____________________
                      Registered Owner                       Certificate No. ___


                                        A-10-1

                                                                    Exhibit A-11
                                                               CUSIP 693 48L KD0

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

    IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
    SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-2                           Portion of the Class B-2 Principal
                                        Balance as of the Cut-Off Date evidenced
                                        by this Certificate:
Class B-2 Remittance Rate: 7.500%       $____________________

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class B-2 Principal Balance as of the Cut-Off Date:
$1,774,000.00


                    ____________________
                      Registered Owner                       Certificate No. ___


                                        A-11-1

                                                                    Exhibit A-12
                                                               CUSIP 693 48L KE8

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

    IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
    SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-2                           Portion of the Class B-3 Principal
                                        Balance as of the Cut-Off Date evidenced
                                        by this Certificate:
Class B-3 Remittance Rate: 7.500%       $____________________

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class B-3 Principal Balance as of the Cut-Off Date:
$1,774,000.00


                    ____________________
                      Registered Owner                       Certificate No. ___


                                        A-12-1

                                                                    Exhibit A-13
                                                               CUSIP 693 48L KG3

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-4

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with
original issue discount ("OID") of no more than $            per $100,000 of
initial Certificate Principal Balance, the yield to maturity is      %, and the
amount of OID attributable to the short period is not more than $            per
$100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-2                           Portion of the Class B-4 Principal
                                        Balance as of the Cut-Off Date evidenced
                                        by this Certificate:
Class B-4 Remittance Rate: 7.500%       $____________________

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class B-4 Principal Balance as of the Cut-Off Date:
$709,000.00


                    ____________________
                      Registered Owner                       Certificate No. ___


                                        A-13-1

                                                                    Exhibit A-14
                                                               CUSIP 693 48L KH1

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-5

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-2                           Portion of the Class B-5 Principal
                                        Balance as of the Cut-Off Date evidenced
                                        by this Certificate:
Class B-5 Remittance Rate: 7.500%       $____________________

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class B-5 Principal Balance as of the Cut-Off Date:
$354,000.00

                    ____________________
                      Registered Owner                       Certificate No. ___

                                        A-14-1

                                                                    Exhibit A-15
                                                               CUSIP 693 48L KJ7

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class B-6

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is February 27, 1997. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.500% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Rate or any other rate.]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH SECTION 5.01(e) OR SECTION 5.01(f) OF THE POOLING AGREEMENT. IN ADDITION, IN THE CASE OF ANY CLASS B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4976 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1997-2                           Portion of the Class B-6 Principal
                                        Balance as of the Cut-Off Date evidenced
                                        by this Certificate:
Class B-6 Remittance Rate: 7.500%       $____________________

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class B-6 Principal Balance as of the Cut-Off Date:
$711,141.49

                    ____________________
                      Registered Owner                       Certificate No. ___

                                        A-15-1

                                                                       Exhibit B
                                                               CUSIP 693 48L KF5
                          MORTGAGE PASS-THROUGH CERTIFICATE

                                       Class R

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one-to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

Series 1997-2                           Percentage Interest evidenced by this
                                        Class R Certificate in the distributions
                                        to be made with respect to the Class R
Class R Remittance Rate:  7.500%.       Certificate: ___%
Additionally, the the Class R
Certificates are entitled to Excess
Liquidation Proceeds and the Residual
Distribution Amount as defined
in the Pooling Agreement.

Cut-Off Date: February 1, 1997

First Distribution Date: March 25, 1997

Last Scheduled Distribution Date: March 25, 2027

Class R Principal Balance as of the Cut-Off Date:
$50.00
                   _____________________
                      Registered Owner                       Certificate No. ___
                                          B

                                                                   EXHIBIT D

 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500053857     BAKER,STEPHEN DOUGLAS      2635 LEMON DRIVE           SIMI VALLEY        CA     93063      $272,944.62
  500053867     ARNOTT,PHILIP L            1207 GREEN MEADOW COURT    MURPHYS            CA     95247      $130,171.05
  500062911     DI ANGELO,ANTHONY          25081 STONEGATE LANE       LAGUNA NIGUEL      CA     92677      $260,257.65
  500062917     YANNUZZI,TODD L            123 WEST LAKE ROAD         TOWN OF TUXEDO     NY     10987      $782,503.94
  500062940     SCHMITZ,THOMAS M           216 FAIRACRES ROAD         OMAHA              NE     68132      $718,841.76
  500062991     AIBEL,JONATHAN E.          925 EAST DURANT AVE #1     ASPEN              CO     81611      $628,904.64
  500063032     SMITH,ALVY RAY             11081 NE SOUTH BEACH DRIV  BAINBRIDGE ISLA    WA     98144      $541,873.48
  500063080     COHN,RICHARD               2713 MEADOW CREEK COURT    PARK CITY          UT     84060      $367,540.93
  500063121     WHITE,RICHARD P            221 CABRILLO STREET        COSTA MESA         CA     92627      $327,437.66
  500063122     GRAB,GLENN D               2230 CALIFORNIA STREET NW  WASHINGTON         DC     20008      $295,780.32
  500063172     KISTLER,GLENN R            4154 CARTIER DRIVE         SOUTH WHITEHALL    PA     18104      $207,053.76
  500063173     DOLOTTA,THEODORE A         22 CONSTITUTION HILL WEST  PRINCETON TOWNS    NJ     08542      $349,771.05
  500063235     BALFOUR,BRUCE D            950 LAGUNA ROAD            FULLERTON          CA     92635      $398,497.53
  500063236     BUDHAN,KARRAN              2 MORE RD.                 HILLSBOROUGH       NJ     08853      $219,703.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500053857     BAKER,STEPHEN DOUGLAS        8.500      .375    8.125     .0500     8.075     07/01/2023
  500053867     ARNOTT,PHILIP L              9.125      .375    8.750     .0500     8.700     07/01/2023
  500062911     DI ANGELO,ANTHONY            8.125      .250    7.875     .0500     7.825     12/01/2026
  500062917     YANNUZZI,TODD L              7.750      .150    7.600     .1000     7.500     12/01/2026
  500062940     SCHMITZ,THOMAS M             9.125      .250    8.875     .0500     8.825     11/01/2026
  500062991     AIBEL,JONATHAN E.            8.750      .250    8.500     .0500     8.450     11/01/2026
  500063032     SMITH,ALVY RAY               8.750      .250    8.500     .0500     8.450     12/01/2026
  500063080     COHN,RICHARD                 8.375      .250    8.125     .0500     8.075     12/01/2026
  500063121     WHITE,RICHARD P              8.250      .250    8.000     .0500     7.950     12/01/2026
  500063122     GRAB,GLENN D                 7.500      .150    7.350     .1000     7.250     01/01/2027
  500063172     KISTLER,GLENN R              7.750      .150    7.600     .1000     7.500     01/01/2027
  500063173     DOLOTTA,THEODORE A           8.125      .150    7.975     .1000     7.875     01/01/2027
  500063235     BALFOUR,BRUCE D              8.375      .250    8.125     .0500     8.075     12/01/2026
  500063236     BUDHAN,KARRAN                8.000      .250    7.750     .0500     7.700     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500053857     BAKER,STEPHEN DOUGLAS      090214984                  $2,164.35        11        02/01/1997             360
  500053867     ARNOTT,PHILIP L            090215058                  $1,088.44                  02/01/1997             360
  500062911     DI ANGELO,ANTHONY          092410054                  $1,936.43                  02/01/1997             360
  500062917     YANNUZZI,TODD L            092412775                  $5,616.67                  02/01/1997             360
  500062940     SCHMITZ,THOMAS M           6446722                    $5,858.16                  02/01/1997             360
  500062991     AIBEL,JONATHAN E.          7061030                    $4,956.22                  02/01/1997             360
  500063032     SMITH,ALVY RAY             7061515                    $4,267.85                  02/01/1997             360
  500063080     COHN,RICHARD               6614222                    $2,797.07                  02/01/1997             360
  500063121     WHITE,RICHARD P            092413595                  $2,464.15                  02/01/1997             360
  500063122     GRAB,GLENN D               092413617                  $2,069.67                  02/01/1997             360
  500063172     KISTLER,GLENN R            092412178                  $1,484.41                  02/01/1997             360
  500063173     DOLOTTA,THEODORE A         092414277                  $2,598.74                  02/01/1997             360
  500063235     BALFOUR,BRUCE D            092412240                  $3,040.29                  02/01/1997             360
  500063236     BUDHAN,KARRAN              092412954                  $1,614.29         2        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500053857     BAKER,STEPHEN DOUGLAS       .00       .00       .00       .000        .375          .425      $315,000.00    N
  500053867     ARNOTT,PHILIP L             .00       .00       .00       .000        .375          .425      $250,000.00    N
  500062911     DI ANGELO,ANTHONY           .00       .00       .00       .000        .250          .300      $326,000.00    N
  500062917     YANNUZZI,TODD L             .00       .00       .00       .000        .150          .250      $980,000.00    N
  500062940     SCHMITZ,THOMAS M                                                                              $960,000.00    N
  500062991     AIBEL,JONATHAN E.                                                                             $900,000.00    N
  500063032     SMITH,ALVY RAY                                                                                $715,000.00    N
  500063080     COHN,RICHARD                                                                                  $460,000.00    N
  500063121     WHITE,RICHARD P             .00       .00       .00       .000        .250          .300      $420,000.00    N
  500063122     GRAB,GLENN D                .00       .00       .00       .000        .150          .250      $370,000.00    N
  500063172     KISTLER,GLENN R             .00       .00       .00       .000        .150          .250      $296,000.00    N
  500063173     DOLOTTA,THEODORE A          .00       .00       .00       .000        .150          .250      $443,000.00    N
  500063235     BALFOUR,BRUCE D             .00       .00       .00       .000        .250          .300      $535,000.00    N
  500063236     BUDHAN,KARRAN               .00       .00       .00       .000        .250          .300      $244,990.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063237     LEW,DENNIS WILLIAM         202 SOUTH HELBERTA AVENUE  REDONDO BEACH      CA     90277      $247,829.33
  500063254     GILBERT,PETER R            6608 32ND PLACE N.W.       WASHINGTON DC      DC     20015      $378,689.43
  500063256     MACDONALD,MALCOM J         LOT 23 RIVER VALLEY CHASE  WEST FRIENDSHIP    MD     21794      $347,805.18
  500063257     WALLACE,MARK A             2361 SOUTH COLUMBINE STRE  DENVER             CO     80210      $329,544.30
  500063258     GURKIN,WILLIAM DOUGLAS     1805 LAKEHURST ROAD        SPICEWOOD          TX     78669      $524,638.70
  500063259     BISHOP,HERBERT B,II        4717 POE AVENUE            WOODLAND HILLS     CA     91364      $437,453.61
  500063260     TARLOW,ELLIOT S            21980 ALTA DRIVE           TOPANGA AREA       CA     90290      $321,270.95
  500063261     KENDALL,RICHARD L          42 BRIDLE PATH             WESTWOOD           MA     02090      $336,746.32
  500063263     KELTNER,WILLIAM D          211 SAXON LANE             BOWLING GREEN      KY     42103      $434,708.12
  500063264     MANDEL,HARVEY              7373 ALICANTE ROAD         CARLSBAD           CA     92009      $265,807.48
  500063265     SCHWARTZ,HOWARD ALAN       1713 MIDWEST CLUB          OAK BROOK          IL     60521      $639,559.56
  500063266     SABAS,CARLOS A             2359 ROCK CREST GLEN       ESCONDIDO          CA     92026      $218,867.33
  500063337     MCGOWAN,MICHAEL P          920 MOUNTAINVIEW ROAD      BETHLEHEM TOWNS    NJ     08802      $240,688.40
  500063338     ROLANDELLI,ROLANDO         134 EDGEWOOD ROAD          ARDMORE            PA     19003      $483,300.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063237     LEW,DENNIS WILLIAM           7.875      .150    7.725     .1000     7.625     01/01/2027
  500063254     GILBERT,PETER R              8.000      .250    7.750     .0500     7.700     12/01/2026
  500063256     MACDONALD,MALCOM J           7.750      .250    7.500     .0500     7.450     12/01/2026
  500063257     WALLACE,MARK A               7.875      .250    7.625     .0500     7.575     12/01/2026
  500063258     GURKIN,WILLIAM DOUGLAS       7.875      .150    7.725     .1000     7.625     01/01/2027
  500063259     BISHOP,HERBERT B,II          8.375      .250    8.125     .0500     8.075     12/01/2026
  500063260     TARLOW,ELLIOT S              7.500      .250    7.250     .0500     7.200     12/01/2026
  500063261     KENDALL,RICHARD L            7.875      .250    7.625     .0500     7.575     01/01/2027
  500063263     KELTNER,WILLIAM D            8.000      .250    7.750     .0500     7.700     01/01/2027
  500063264     MANDEL,HARVEY                7.625      .150    7.475     .1000     7.375     01/01/2027
  500063265     SCHWARTZ,HOWARD ALAN         7.875      .150    7.725     .1000     7.625     01/01/2027
  500063266     SABAS,CARLOS A               8.500      .250    8.250     .0500     8.200     01/01/2027
  500063337     MCGOWAN,MICHAEL P            8.000      .150    7.850     .1000     7.750     01/01/2027
  500063338     ROLANDELLI,ROLANDO           8.625      .150    8.475     .1000     8.375     02/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063237     LEW,DENNIS WILLIAM         092413380                  $1,798.17                  02/01/1997             360
  500063254     GILBERT,PETER R            092408329                  $2,782.44                  02/01/1997             360
  500063256     MACDONALD,MALCOM J         092410767                  $2,496.70                  02/01/1997             360
  500063257     WALLACE,MARK A             092411294                  $2,392.73                  02/01/1997             360
  500063258     GURKIN,WILLIAM DOUGLAS     092411864                  $3,806.61                  02/01/1997             360
  500063259     BISHOP,HERBERT B,II        092412114                  $3,329.12                  02/01/1997             360
  500063260     TARLOW,ELLIOT S            092412987                  $2,249.72                  02/01/1997             360
  500063261     KENDALL,RICHARD L          092413116                  $2,443.49                  02/01/1997             360
  500063263     KELTNER,WILLIAM D          092414058                  $3,191.88         2        02/01/1997             360
  500063264     MANDEL,HARVEY              092414099                  $1,882.73                  02/01/1997             360
  500063265     SCHWARTZ,HOWARD ALAN       092414543                  $4,640.44                  02/01/1997             360
  500063266     SABAS,CARLOS A             092416270                  $1,683.92        12        02/01/1997             360
  500063337     MCGOWAN,MICHAEL P          091875160                  $1,767.27                  02/01/1997             360
  500063338     ROLANDELLI,ROLANDO         092404388                  $3,759.06        18        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063237     LEW,DENNIS WILLIAM          .00       .00       .00       .000        .150          .250      $310,000.00    N
  500063254     GILBERT,PETER R             .00       .00       .00       .000        .250          .300      $474,000.00    N
  500063256     MACDONALD,MALCOM J          .00       .00       .00       .000        .250          .300      $435,634.00    N
  500063257     WALLACE,MARK A              .00       .00       .00       .000        .250          .300      $480,000.00    N
  500063258     GURKIN,WILLIAM DOUGLAS      .00       .00       .00       .000        .150          .250      $700,000.00    N
  500063259     BISHOP,HERBERT B,II         .00       .00       .00       .000        .250          .300      $600,000.00    N
  500063260     TARLOW,ELLIOT S             .00       .00       .00       .000        .250          .300      $429,000.00    N
  500063261     KENDALL,RICHARD L           .00       .00       .00       .000        .250          .300      $475,000.00    N
  500063263     KELTNER,WILLIAM D           .00       .00       .00       .000        .250          .300      $495,000.00    N
  500063264     MANDEL,HARVEY               .00       .00       .00       .000        .150          .250      $355,000.00    N
  500063265     SCHWARTZ,HOWARD ALAN        .00       .00       .00       .000        .150          .250      $850,000.00    N
  500063266     SABAS,CARLOS A              .00       .00       .00       .000        .250          .300      $245,000.00    N
  500063337     MCGOWAN,MICHAEL P           .00       .00       .00       .000        .150          .250      $321,155.00    N
  500063338     ROLANDELLI,ROLANDO          .00       .00       .00       .000        .150          .250      $537,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063340     VREELAND,JOHN              3 PINE HOLLOW DRIVE        BOROUGH OF BERN    NJ     07924      $599,617.40
  500063341     HANCZAKOWSKI,AGATHA        11051 STRATHMORE DRIVE UN  LOS ANGELES        CA     90024      $382,274.17
  500063342     RAZA,SYED MOHSIN           5 LOIS COURT               WASHINGTON TOWN    NJ     07853      $277,393.98
  500063343     OWEN,RUSSELL J             17 JAMIANNA LANE           MONROE             CT     06468      $280,691.54
  500063344     BYERS,STEPHEN R            629 FOX GLEN DRIVE         ST. CHARLES        IL     60174      $469,651.19
  500063346     CALLAHAN,RODNEY P          4453 DANT BOULEVARD        RENO               NV     89509      $327,630.02
  500063350     BAIRD,GARY ROGER           856 TYNE BLVD              NASHVILLE          TN     37220      $522,649.08
  500063363     ROUSE,JOHN L               26 POINT O'WOODS ROAD      TOWN OF DARIEN     CT     06820      $535,621.70
  500063364     HARTER,THOMAS J            2758 DORESTA RD            SAN MARINO         CA     91108      $439,648.14
  500063379     MAURO,MICHAEL D            6 SURREY LANE              BOROUGH OF NEW     NJ     07974      $300,000.00
  500063381     WARD,WILLIAM D & LIANE HE  16650 MANITOU              LOCKPORT           IL     60441      $263,827.31
  500063391     VAUGHN,MICHAEL L & GALLAG  1926 MCDANIEL AVENUE       SAN JOSE           CA     95126      $368,490.44
  500063392     DEPUE,DONALD C & CAROL AN  32201 FALL RIVER ROAD      TRABUCO CANYON     CA     92679      $214,452.31
  500063393     JONES,DAVID W & LAURIE C   15 CHELTA COURT            DANVILLE           CA     94526      $319,768.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063340     VREELAND,JOHN                8.250      .150    8.100     .1000     8.000     01/01/2027
  500063341     HANCZAKOWSKI,AGATHA          8.625      .250    8.375     .0500     8.325     01/01/2027
  500063342     RAZA,SYED MOHSIN             7.500      .150    7.350     .1000     7.250     01/01/2027
  500063343     OWEN,RUSSELL J               7.500      .150    7.350     .1000     7.250     01/01/2027
  500063344     BYERS,STEPHEN R              7.500      .150    7.350     .1000     7.250     01/01/2027
  500063346     CALLAHAN,RODNEY P            8.000      .150    7.850     .1000     7.750     01/01/2027
  500063350     BAIRD,GARY ROGER             8.000      .150    7.850     .1000     7.750     01/01/2027
  500063363     ROUSE,JOHN L                 7.750      .150    7.600     .0500     7.550     01/01/2027
  500063364     HARTER,THOMAS J              7.125      .150    6.975     .0500     6.925     01/01/2027
  500063379     MAURO,MICHAEL D              8.125      .150    7.975     .0500     7.925     02/01/2027
  500063381     WARD,WILLIAM D & LIANE HE    8.125      .250    7.875     .0500     7.825     01/01/2027
  500063391     VAUGHN,MICHAEL L & GALLAG    7.875      .250    7.625     .0450     7.580     12/01/2026
  500063392     DEPUE,DONALD C & CAROL AN    7.875      .250    7.625     .0450     7.580     01/01/2027
  500063393     JONES,DAVID W & LAURIE C     7.625      .250    7.375     .0450     7.330     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063340     VREELAND,JOHN              092411542                  $4,507.60                  02/01/1997             360
  500063341     HANCZAKOWSKI,AGATHA        092412999                  $2,975.05                  02/01/1997             360
  500063342     RAZA,SYED MOHSIN           092413552                  $1,941.02                  02/01/1997             360
  500063343     OWEN,RUSSELL J             092414251                  $1,964.09        12        02/01/1997             360
  500063344     BYERS,STEPHEN R            092415367                  $3,286.31                  02/01/1997             360
  500063346     CALLAHAN,RODNEY P          092415531                  $2,405.65                  02/01/1997             360
  500063350     BAIRD,GARY ROGER           092416147                  $3,837.59                  02/01/1997             360
  500063363     ROUSE,JOHN L               092413414                  $3,839.97                  02/01/1997             360
  500063364     HARTER,THOMAS J            092414401                  $2,964.36                  02/01/1997             360
  500063379     MAURO,MICHAEL D            092413734                  $2,227.49                  02/01/1997             360
  500063381     WARD,WILLIAM D & LIANE HE  96000467                   $1,960.19                  02/01/1997             360
  500063391     VAUGHN,MICHAEL L & GALLAG  4078697                    $2,675.51                  02/01/1997             360
  500063392     DEPUE,DONALD C & CAROL AN  4070579                    $1,556.00                  02/01/1997             360
  500063393     JONES,DAVID W & LAURIE C   4078457                    $2,264.94         1        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063340     VREELAND,JOHN               .00       .00       .00       .000        .150          .250      $780,000.00    N
  500063341     HANCZAKOWSKI,AGATHA         .00       .00       .00       .000        .250          .300      $580,000.00    N
  500063342     RAZA,SYED MOHSIN            .00       .00       .00       .000        .150          .250      $347,000.00    N
  500063343     OWEN,RUSSELL J              .00       .00       .00       .000        .150          .250      $312,136.00    N
  500063344     BYERS,STEPHEN R             .00       .00       .00       .000        .150          .250      $700,000.00    N
  500063346     CALLAHAN,RODNEY P           .00       .00       .00       .000        .150          .250      $450,000.00    N
  500063350     BAIRD,GARY ROGER            .00       .00       .00       .000        .150          .250      $755,000.00    N
  500063363     ROUSE,JOHN L                .00       .00       .00       .000        .150          .200      $670,000.00    N
  500063364     HARTER,THOMAS J             .00       .00       .00       .000        .150          .200      $635,000.00    N
  500063379     MAURO,MICHAEL D             .00       .00       .00       .000        .150          .200      $475,000.00    N
  500063381     WARD,WILLIAM D & LIANE HE   .00       .00       .00       .000        .250          .300      $330,000.00    N
  500063391     VAUGHN,MICHAEL L & GALLAG   .00       .00       .00       .000        .250          .295      $550,000.00    N
  500063392     DEPUE,DONALD C & CAROL AN   .00       .00       .00       .000        .250          .295      $310,000.00    N
  500063393     JONES,DAVID W & LAURIE C    .00       .00       .00       .000        .250          .295      $360,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063394     COLLETTE,HARRY ERWIN JR    899 LAS OVEJAS AVENUE      SAN RAFAEL         CA     94903      $249,823.54
  500063395     SHURTZ,BETTY C & MCDONALD  113 WESTCHESTER            MORAGA             CA     94556      $214,440.73
  500063420     PATTON,MICHAEL J & STEPHE  1026 WILMINGTON WAY        REDWOOD CITY       CA     94062      $293,797.67
  500063423     COSTELLO,JOSEPH PHILIP &   4181 HOLLY KNOLL DRIVE     LOS ANGELES        CA     90027      $341,758.62
  500063425     MCDONALD,SEAMUS & GLADYS   41101 MESA ROBLES CIRCLE   TEMECULA           CA     92592      $214,444.67
  500063426     KIRBY,TYLER & DIANNE L     621 NORTH CULLEN AVENUE    GLENDORA           CA     91741      $224,841.20
  500063427     DIGENOVA,ANTHONY           1200 GOUGH STREET #23C     SAN FRANCISCO      CA     94109      $251,822.14
  500063429     TATE,RANDAL LEE & LORI AN  17 TELON COURT             SIMI VALLEY        CA     93065      $303,558.54
  500063430     DUFFY,STEPHEN J & SUSAN M  900 CLIFF DRIVE            NEWPORT BEACH      CA     92663      $543,616.04
  500063432     HARALAMBIDIS,GEORGE & SEV  226 WEST UWCHLAN AVENUE    DOWINGTOWN         PA     19335      $224,856.52
  500063434     ARSENAULT JR,NEIL J & KEI  1500 OYAMA DRIVE           SAN JOSE           CA     95131      $266,650.31
  500063435     HESS,AUGUST & LINDA        25614 BARGANCA COURT, VAL  SANTA CLARITA      CA     91355      $225,432.57
  500063436     ADLAM,CHRISTOPHER          3604 VIA PALOMINO          PALOS VERDES ES    CA     90274      $474,664.75
  500063437     OMMEN,JEFF & ELEY,C M      144 MANHATTAN AVENUE-1     HERMOSA BEACH      CA     90254      $399,731.61


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063394     COLLETTE,HARRY ERWIN JR      7.750      .250    7.500     .0450     7.455     01/01/2027
  500063395     SHURTZ,BETTY C & MCDONALD    7.500      .250    7.250     .0450     7.205     01/01/2027
  500063420     PATTON,MICHAEL J & STEPHE    7.875      .250    7.625     .0450     7.580     01/01/2027
  500063423     COSTELLO,JOSEPH PHILIP &     7.750      .250    7.500     .0450     7.455     01/01/2027
  500063425     MCDONALD,SEAMUS & GLADYS     7.625      .250    7.375     .0450     7.330     01/01/2027
  500063426     KIRBY,TYLER & DIANNE L       7.750      .250    7.500     .0450     7.455     01/01/2027
  500063427     DIGENOVA,ANTHONY             7.750      .250    7.500     .0450     7.455     01/01/2027
  500063429     TATE,RANDAL LEE & LORI AN    7.625      .250    7.375     .0450     7.330     12/01/2026
  500063430     DUFFY,STEPHEN J & SUSAN M    7.750      .250    7.500     .0450     7.455     01/01/2027
  500063432     HARALAMBIDIS,GEORGE & SEV    8.250      .250    8.000     .0450     7.955     01/01/2027
  500063434     ARSENAULT JR,NEIL J & KEI    8.875      .250    8.625     .0450     8.580     01/01/2027
  500063435     HESS,AUGUST & LINDA          7.500      .250    7.250     .0450     7.205     01/01/2027
  500063436     ADLAM,CHRISTOPHER            7.750      .250    7.500     .0450     7.455     01/01/2027
  500063437     OMMEN,JEFF & ELEY,C M        8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063394     COLLETTE,HARRY ERWIN JR    4056800                    $1,791.04                  02/01/1997             360
  500063395     SHURTZ,BETTY C & MCDONALD  4042396                    $1,500.52                  02/01/1997             360
  500063420     PATTON,MICHAEL J & STEPHE  4095188                    $2,131.71                  02/01/1997             360
  500063423     COSTELLO,JOSEPH PHILIP &   4095717                    $2,450.13         7        02/01/1997             360
  500063425     MCDONALD,SEAMUS & GLADYS   4088092                    $1,518.93                  02/01/1997             360
  500063426     KIRBY,TYLER & DIANNE L     4089116                    $1,611.93                  02/01/1997             360
  500063427     DIGENOVA,ANTHONY           4090049                    $1,805.36                  02/01/1997             360
  500063429     TATE,RANDAL LEE & LORI AN  4075065                    $2,151.70                  02/01/1997             360
  500063430     DUFFY,STEPHEN J & SUSAN M  2074852                    $3,897.29                  02/01/1997             360
  500063432     HARALAMBIDIS,GEORGE & SEV  4090858                    $1,690.36                  02/01/1997             360
  500063434     ARSENAULT JR,NEIL J & KEI  4089330                    $2,124.38         3        02/01/1997             360
  500063435     HESS,AUGUST & LINDA        4089769                    $1,577.43                  02/01/1997             360
  500063436     ADLAM,CHRISTOPHER          4094462                    $3,402.96                  02/01/1997             360
  500063437     OMMEN,JEFF & ELEY,C M      4093258                    $2,935.06        12        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063394     COLLETTE,HARRY ERWIN JR     .00       .00       .00       .000        .250          .295      $315,000.00    N
  500063395     SHURTZ,BETTY C & MCDONALD   .00       .00       .00       .000        .250          .295      $315,000.00    N
  500063420     PATTON,MICHAEL J & STEPHE   .00       .00       .00       .000        .250          .295      $484,000.00    N
  500063423     COSTELLO,JOSEPH PHILIP &    .00       .00       .00       .000        .250          .295      $380,000.00    N
  500063425     MCDONALD,SEAMUS & GLADYS    .00       .00       .00       .000        .250          .295      $294,000.00    N
  500063426     KIRBY,TYLER & DIANNE L      .00       .00       .00       .000        .250          .295      $290,000.00    N
  500063427     DIGENOVA,ANTHONY            .00       .00       .00       .000        .250          .295      $315,000.00    N
  500063429     TATE,RANDAL LEE & LORI AN   .00       .00       .00       .000        .250          .295      $416,000.00    N
  500063430     DUFFY,STEPHEN J & SUSAN M   .00       .00       .00       .000        .250          .295      $680,000.00    N
  500063432     HARALAMBIDIS,GEORGE & SEV   .00       .00       .00       .000        .250          .295      $300,000.00    N
  500063434     ARSENAULT JR,NEIL J & KEI   .00       .00       .00       .000        .250          .295      $305,000.00    N
  500063435     HESS,AUGUST & LINDA         .00       .00       .00       .000        .250          .295      $282,000.00    N
  500063436     ADLAM,CHRISTOPHER           .00       .00       .00       .000        .250          .295      $785,000.00    N
  500063437     OMMEN,JEFF & ELEY,C M       .00       .00       .00       .000        .250          .295      $445,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063438     REID,GLEN A & CATHERINE A  8139 DELGANY AVENUE        LOS ANGELES        CA     90293      $209,844.14
  500063439     BLAKELY,DAVID M & GRACE A  3138 PAWNEE COURT          SIMI VALLEY        CA     93063      $325,769.91
  500063440     SYKES,DALE E               14615 SOUTHWEST HAZELTREE  TIGARD             OR     97224      $303,790.78
  500063441     MOSES,DANIEL CHARLES & GU  3875 PROMENADE WAY         PLEASANTON         CA     94566      $214,448.53
  500063442     BROWN,GERALD C & MICHELE   1449 SUFFOLK AVENUE        THOUSAND OAKS      CA     91360      $221,543.52
  500063443     SNOKE,LANCE A & CHERYL A   26260 PARK VIEW ROAD       VALENCIA           CA     91355      $360,538.86
  500063444     KONG,JAMES KYIN FU & JINN  236 BELHAVEN AVENUE        DALY CITY          CA     94015      $211,842.66
  500063445     ECONOMOS,STEVEN G & MICHE  24171 FAIRWAY LANE         COTO DE CAZA       CA     92679      $211,450.65
  500063446     JOHNSON,MICHAEL C & LORET  1615 CHOCOLATE BELL TRAIL  ALPINE             CA     91901      $238,827.02
  500063447     FRAZIER,JAMES & ELIZABETH  2721 FAIRBROOK DRIVE       MOUNTAIN VIEW      CA     94040      $212,825.40
  500063455     BERTOZZI,MICHAEL B         25154 GUM SPRING ROAD      CHANTILLLY         VA     22021      $487,219.53
  500063456     FERGUSON,DAVID W           7 BEECHWOOD ROAD           BRONXVILLE         NY     10708    $1,080,000.00
  500063457     MIELACH,PETER J            7 STONE CREEK LANE         READINGTON TOWN    NJ     08889      $300,000.00
  500063458     MAKLER,HOWARD              6 SEA COVE LANE            NEWPORT BEACH      CA     92660      $258,800.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063438     REID,GLEN A & CATHERINE A    7.500      .250    7.250     .0450     7.205     01/01/2027
  500063439     BLAKELY,DAVID M & GRACE A    7.750      .250    7.500     .0450     7.455     01/01/2027
  500063440     SYKES,DALE E                 7.875      .250    7.625     .0450     7.580     01/01/2027
  500063441     MOSES,DANIEL CHARLES & GU    7.750      .250    7.500     .0450     7.455     01/01/2027
  500063442     BROWN,GERALD C & MICHELE     7.750      .250    7.500     .0450     7.455     01/01/2027
  500063443     SNOKE,LANCE A & CHERYL A     7.625      .250    7.375     .0450     7.330     01/01/2027
  500063444     KONG,JAMES KYIN FU & JINN    7.500      .250    7.250     .0450     7.205     01/01/2027
  500063445     ECONOMOS,STEVEN G & MICHE    7.750      .250    7.500     .0450     7.455     01/01/2027
  500063446     JOHNSON,MICHAEL C & LORET    7.625      .250    7.375     .0450     7.330     01/01/2027
  500063447     FRAZIER,JAMES & ELIZABETH    7.000      .250    6.750     .0450     6.705     01/01/2027
  500063455     BERTOZZI,MICHAEL B           8.750      .250    8.500     .0500     8.450     01/01/2027
  500063456     FERGUSON,DAVID W             7.875      .150    7.725     .0500     7.675     02/01/2027
  500063457     MIELACH,PETER J              8.125      .150    7.975     .0500     7.925     02/01/2027
  500063458     MAKLER,HOWARD                8.250      .250    8.000     .0500     7.950     02/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063438     REID,GLEN A & CATHERINE A  4090296                    $1,468.36                  02/01/1997             360
  500063439     BLAKELY,DAVID M & GRACE A  4090452                    $2,335.51                  02/01/1997             360
  500063440     SYKES,DALE E               4088332                    $2,204.22                  02/01/1997             360
  500063441     MOSES,DANIEL CHARLES & GU  4094223                    $1,537.43                  02/01/1997             360
  500063442     BROWN,GERALD C & MICHELE   4092151                    $1,588.29         1        02/01/1997             360
  500063443     SNOKE,LANCE A & CHERYL A   4069316                    $2,553.72                  02/01/1997             360
  500063444     KONG,JAMES KYIN FU & JINN  4090015                    $1,482.34                  02/01/1997             360
  500063445     ECONOMOS,STEVEN G & MICHE  4089827                    $1,515.93                  02/01/1997             360
  500063446     JOHNSON,MICHAEL C & LORET  4085700                    $1,691.63                  02/01/1997             360
  500063447     FRAZIER,JAMES & ELIZABETH  4089538                    $1,417.10                  02/01/1997             360
  500063455     BERTOZZI,MICHAEL B         092410621                  $3,835.16                  02/01/1997             360
  500063456     FERGUSON,DAVID W           092413364                  $7,830.75                  02/01/1997             360
  500063457     MIELACH,PETER J            092415242                  $2,227.49                  02/01/1997             360
  500063458     MAKLER,HOWARD              092418192                  $1,944.28                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063438     REID,GLEN A & CATHERINE A   .00       .00       .00       .000        .250          .295      $375,000.00    N
  500063439     BLAKELY,DAVID M & GRACE A   .00       .00       .00       .000        .250          .295      $407,500.00    N
  500063440     SYKES,DALE E                .00       .00       .00       .000        .250          .295      $437,000.00    N
  500063441     MOSES,DANIEL CHARLES & GU   .00       .00       .00       .000        .250          .295      $268,500.00    N
  500063442     BROWN,GERALD C & MICHELE    .00       .00       .00       .000        .250          .295      $247,000.00    N
  500063443     SNOKE,LANCE A & CHERYL A    .00       .00       .00       .000        .250          .295      $451,000.00    N
  500063444     KONG,JAMES KYIN FU & JINN   .00       .00       .00       .000        .250          .295      $265,000.00    N
  500063445     ECONOMOS,STEVEN G & MICHE   .00       .00       .00       .000        .250          .295      $264,500.00    N
  500063446     JOHNSON,MICHAEL C & LORET   .00       .00       .00       .000        .250          .295      $308,000.00    N
  500063447     FRAZIER,JAMES & ELIZABETH   .00       .00       .00       .000        .250          .295      $490,000.00    N
  500063455     BERTOZZI,MICHAEL B          .00       .00       .00       .000        .250          .300      $650,000.00    N
  500063456     FERGUSON,DAVID W            .00       .00       .00       .000        .150          .200    $1,350,000.00    N
  500063457     MIELACH,PETER J             .00       .00       .00       .000        .150          .200      $400,000.00    N
  500063458     MAKLER,HOWARD               .00       .00       .00       .000        .250          .300      $323,522.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063461     WILHOIT,MICHAEL & DONNA    9834 BABBITT AVENUE        LOS ANGELES        CA     91325      $311,785.28
  500063462     COHEN,STEPHEN A & MELINDA  2 BAYSIDE                  IRVINE             CA     92714      $442,695.13
  500063463     HEGLAR,BRENNAN S & STEPAN  6012 RIDGEWOOD COURT       ANAHEIM            CA     92807      $217,661.12
  500063464     SPOONER,GEORGE F & BRIGIT  23380 WEST CAMFORD PLACE   VALENCIA           CA     91355      $317,686.69
  500063466     BOLTON,KEN D & LINDA T     38 BERKELEY AVENUE         VENTURA            CA     93004      $224,756.59
  500063467     LIU,TONY                   69-21 EXETER STREET        FOREST HILLS       NY     11375      $228,246.75
  500063468     CONNELLY,PAUL & IIDA,STAC  1162 GLENN AVENUE          SAN JOSE           CA     95125      $338,177.55
  500063469     TAYLOR,JON EVAN & TAMI JO  12752 FUTURA STREET        SAN DIEGO          CA     92130      $214,440.73
  500063470     ZEINFELD,ANDREW B & SUZAN  7029 SAUCON VALLEY DRIVE   FORT WORTH         TX     76132      $385,884.77
  500063471     KORAN,ROBERT J & MICHELLE  746 LOMITA STREET          EL SEGUNDO         CA     90245      $214,398.90
  500063472     CIPITI,NICHOLAS A & LISA   1446 9TH                   MANHATTAN BEACH    CA     90266      $456,685.49
  500063473     VOSS,JOHANNES T & MARY E   7183 WILLET CIRCLE         CARLSBAD           CA     92009      $221,197.66
  500063474     SCHINDLER,RICK URI & DINA  6801 CASTLE PEAK DRIVE (W  LOS ANGELES        CA     91307      $214,424.09
  500063475     HEALY,DONALD J & JUDY L    1161 SUNSET CLIFFS BLVD    SAN DIEGO          CA     92107      $343,738.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063461     WILHOIT,MICHAEL & DONNA      7.875      .250    7.625     .0450     7.580     01/01/2027
  500063462     COHEN,STEPHEN A & MELINDA    7.875      .250    7.625     .0450     7.580     01/01/2027
  500063463     HEGLAR,BRENNAN S & STEPAN    8.250      .250    8.000     .0450     7.955     01/01/2027
  500063464     SPOONER,GEORGE F & BRIGIT    8.000      .250    7.750     .0450     7.705     01/01/2027
  500063466     BOLTON,KEN D & LINDA T       8.250      .250    8.000     .0450     7.955     01/01/2027
  500063467     LIU,TONY                     8.000      .250    7.750     .0450     7.705     01/01/2027
  500063468     CONNELLY,PAUL & IIDA,STAC    7.750      .250    7.500     .0450     7.455     11/01/2026
  500063469     TAYLOR,JON EVAN & TAMI JO    7.500      .250    7.250     .0450     7.205     01/01/2027
  500063470     ZEINFELD,ANDREW B & SUZAN    7.875      .250    7.625     .0450     7.580     01/01/2027
  500063471     KORAN,ROBERT J & MICHELLE    7.375      .250    7.125     .0450     7.080     01/01/2027
  500063472     CIPITI,NICHOLAS A & LISA     7.875      .250    7.625     .0450     7.580     01/01/2027
  500063473     VOSS,JOHANNES T & MARY E     7.875      .250    7.625     .0450     7.580     01/01/2027
  500063474     SCHINDLER,RICK URI & DINA    7.000      .250    6.750     .0450     6.705     01/01/2027
  500063475     HEALY,DONALD J & JUDY L      7.375      .250    7.125     .0450     7.080     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063461     WILHOIT,MICHAEL & DONNA    4081535                    $2,262.22                  02/01/1997             360
  500063462     COHEN,STEPHEN A & MELINDA  4082897                    $3,212.06                  02/01/1997             360
  500063463     HEGLAR,BRENNAN S & STEPAN  4082788                    $1,636.26         7        02/01/1997             360
  500063464     SPOONER,GEORGE F & BRIGIT  4079711                    $2,332.64                  02/01/1997             360
  500063466     BOLTON,KEN D & LINDA T     4055919                    $1,689.60        12        02/01/1997             360
  500063467     LIU,TONY                   4062147                    $1,675.92                  02/01/1997             360
  500063468     CONNELLY,PAUL & IIDA,STAC  4041018                    $2,428.64                  02/01/1997             360
  500063469     TAYLOR,JON EVAN & TAMI JO  4089637                    $1,500.52                  02/01/1997             360
  500063470     ZEINFELD,ANDREW B & SUZAN  4086864                    $2,800.59                  02/01/1997             360
  500063471     KORAN,ROBERT J & MICHELLE  4087913                    $1,482.19                  02/01/1997             360
  500063472     CIPITI,NICHOLAS A & LISA   4081394                    $3,313.57                  02/01/1997             360
  500063473     VOSS,JOHANNES T & MARY E   4084430                    $1,604.95         7        02/01/1997             360
  500063474     SCHINDLER,RICK URI & DINA  4084448                    $1,427.74                  02/01/1997             360
  500063475     HEALY,DONALD J & JUDY L    4082723                    $2,375.93                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063461     WILHOIT,MICHAEL & DONNA     .00       .00       .00       .000        .250          .295      $537,500.00    N
  500063462     COHEN,STEPHEN A & MELINDA   .00       .00       .00       .000        .250          .295      $560,000.00    N
  500063463     HEGLAR,BRENNAN S & STEPAN   .00       .00       .00       .000        .250          .295      $242,000.00    N
  500063464     SPOONER,GEORGE F & BRIGIT   .00       .00       .00       .000        .250          .295      $417,900.00    N
  500063466     BOLTON,KEN D & LINDA T      .00       .00       .00       .000        .250          .295      $249,900.00    N
  500063467     LIU,TONY                    .00       .00       .00       .000        .250          .295      $298,000.00    N
  500063468     CONNELLY,PAUL & IIDA,STAC   .00       .00       .00       .000        .250          .295      $439,000.00    N
  500063469     TAYLOR,JON EVAN & TAMI JO   .00       .00       .00       .000        .250          .295      $360,000.00    N
  500063470     ZEINFELD,ANDREW B & SUZAN   .00       .00       .00       .000        .250          .295      $515,000.00    N
  500063471     KORAN,ROBERT J & MICHELLE   .00       .00       .00       .000        .250          .295      $275,000.00    N
  500063472     CIPITI,NICHOLAS A & LISA    .00       .00       .00       .000        .250          .295      $650,000.00    N
  500063473     VOSS,JOHANNES T & MARY E    .00       .00       .00       .000        .250          .295      $245,990.00    N
  500063474     SCHINDLER,RICK URI & DINA   .00       .00       .00       .000        .250          .295      $380,000.00    N
  500063475     HEALY,DONALD J & JUDY L     .00       .00       .00       .000        .250          .295      $430,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063476     FONG,ALLEN & MEIKA A FANG  1520 23RD STREET           MANHATTAN BEACH    CA     90266      $301,582.97
  500063477     BREEDLOVE,TERRANCE B & CA  54 WILLOWVIEW COURT        DANVILLE           CA     94526      $295,756.32
  500063478     STEWART,DANIEL ALAN & ELI  4443 ADAIR STREET          SAN DIEGO          CA     92107      $214,440.73
  500063479     ESPY,DAVID & CATHY         5335 CHAVERSHAM LANE       NORCROSS           GA     30092      $259,821.06
  500063480     SOSOKA,JOHN & SYLVIA       145 LA VERNE AVENUE        LONG BEACH         CA     90803      $284,803.86
  500063481     CANEVARO,SEAN M & SUSAN C  1145 PARK HEIGHTS DR       MILPITAS           CA     95035      $212,941.85
  500063482     BAKER,CAROL E              3301 BRACE CANYON ROAD     BURBANK            CA     91504      $307,788.03
  500063483     HEEG,PEGGY A & MARK T      206 HIDDEN PINES COURT     LEAGUE CITY        TX     77573      $271,008.59
  500063484     WINBUSH,ANDREW D & CAROLY  13479 CANYONWOOD COURT     MOORPARK           CA     93021      $219,160.16
  500063488     LEVINE,FRANK T & PHILLIPS  410 TICO ROAD              OJAI               CA     93023      $274,815.47
  500063489     MCBANE,JOHN D&KATHY C      1268 7TH STREET            HERMOSA BEACH      CA     90254      $209,844.14
  500063490     CESARONE,ROBERT J          5444 OCEAN VIEW BLVD       LA CANADA-FLINT    CA     91011      $214,452.31
  500063491     BERG,NEAL & ROSALYN D      17141 GLEDHILL STREET NOR  LOS ANGELES        CA     91325      $289,773.76
  500063492     KROST,WILLIAM & DELORES    3167 HOLLOWAY COURT        THOUSAND OAKS      CA     91320      $239,826.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063476     FONG,ALLEN & MEIKA A FANG    7.875      .250    7.625     .0450     7.580     12/01/2026
  500063477     BREEDLOVE,TERRANCE B & CA    7.875      .250    7.625     .0450     7.580     01/01/2027
  500063478     STEWART,DANIEL ALAN & ELI    7.500      .250    7.250     .0450     7.205     01/01/2027
  500063479     ESPY,DAVID & CATHY           7.875      .250    7.625     .0450     7.580     01/01/2027
  500063480     SOSOKA,JOHN & SYLVIA         7.875      .250    7.625     .0450     7.580     01/01/2027
  500063481     CANEVARO,SEAN M & SUSAN C    7.500      .250    7.250     .0450     7.205     01/01/2027
  500063482     BAKER,CAROL E                7.875      .250    7.625     .0450     7.580     01/01/2027
  500063483     HEEG,PEGGY A & MARK T        7.750      .250    7.500     .0450     7.455     01/01/2027
  500063484     WINBUSH,ANDREW D & CAROLY    8.250      .250    8.000     .0450     7.955     01/01/2027
  500063488     LEVINE,FRANK T & PHILLIPS    8.000      .250    7.750     .0450     7.705     01/01/2027
  500063489     MCBANE,JOHN D&KATHY C        7.500      .250    7.250     .0450     7.205     01/01/2027
  500063490     CESARONE,ROBERT J            7.875      .250    7.625     .0450     7.580     01/01/2027
  500063491     BERG,NEAL & ROSALYN D        7.250      .250    7.000     .0450     6.955     01/01/2027
  500063492     KROST,WILLIAM & DELORES      7.625      .250    7.375     .0450     7.330     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063476     FONG,ALLEN & MEIKA A FANG  4079547                    $2,189.71                  02/01/1997             360
  500063477     BREEDLOVE,TERRANCE B & CA  4095725                    $2,145.92                  02/01/1997             360
  500063478     STEWART,DANIEL ALAN & ELI  4099917                    $1,500.52                  02/01/1997             360
  500063479     ESPY,DAVID & CATHY         4097135                    $1,885.19                  02/01/1997             360
  500063480     SOSOKA,JOHN & SYLVIA       4081725                    $2,066.45                  02/01/1997             360
  500063481     CANEVARO,SEAN M & SUSAN C  4083606                    $1,490.03                  02/01/1997             360
  500063482     BAKER,CAROL E              4083218                    $2,233.22                  02/01/1997             360
  500063483     HEEG,PEGGY A & MARK T      4079265                    $1,942.91                  02/01/1997             360
  500063484     WINBUSH,ANDREW D & CAROLY  4084224                    $1,647.53         3        02/01/1997             360
  500063488     LEVINE,FRANK T & PHILLIPS  4090247                    $2,017.86                  02/01/1997             360
  500063489     MCBANE,JOHN D&KATHY C      4094520                    $1,468.36                  02/01/1997             360
  500063490     CESARONE,ROBERT J          4094850                    $1,556.00                  02/01/1997             360
  500063491     BERG,NEAL & ROSALYN D      4092177                    $1,978.32                  02/01/1997             360
  500063492     KROST,WILLIAM & DELORES    4091609                    $1,698.71                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063476     FONG,ALLEN & MEIKA A FANG   .00       .00       .00       .000        .250          .295      $385,000.00    N
  500063477     BREEDLOVE,TERRANCE B & CA   .00       .00       .00       .000        .250          .295      $369,950.00    N
  500063478     STEWART,DANIEL ALAN & ELI   .00       .00       .00       .000        .250          .295      $305,000.00    N
  500063479     ESPY,DAVID & CATHY          .00       .00       .00       .000        .250          .295      $325,000.00    N
  500063480     SOSOKA,JOHN & SYLVIA        .00       .00       .00       .000        .250          .295      $390,000.00    N
  500063481     CANEVARO,SEAN M & SUSAN C   .00       .00       .00       .000        .250          .295      $270,000.00    N
  500063482     BAKER,CAROL E               .00       .00       .00       .000        .250          .295      $385,000.00    N
  500063483     HEEG,PEGGY A & MARK T       .00       .00       .00       .000        .250          .295      $339,000.00    N
  500063484     WINBUSH,ANDREW D & CAROLY   .00       .00       .00       .000        .250          .295      $244,000.00    N
  500063488     LEVINE,FRANK T & PHILLIPS   .00       .00       .00       .000        .250          .295      $575,000.00    N
  500063489     MCBANE,JOHN D&KATHY C       .00       .00       .00       .000        .250          .295      $275,000.00    N
  500063490     CESARONE,ROBERT J           .00       .00       .00       .000        .250          .295      $280,000.00    N
  500063491     BERG,NEAL & ROSALYN D       .00       .00       .00       .000        .250          .295      $375,000.00    N
  500063492     KROST,WILLIAM & DELORES     .00       .00       .00       .000        .250          .295      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063493     DEA,STANLEY K              6731 ANDOVER LANE (WESTCH  LOS ANGELES        CA     90045      $394,214.47
  500063494     MILLER,THOMAS G            1018 STANFORD STREET       SANTA MONICA       CA     90403      $399,666.67
  500063495     GALDAMEZ,LUIS A & VIOLETA  9635 GARNISH DRIVE         DOWNEY             CA     90240      $539,628.37
  500063496     KASLOW,RICHARD A & LEANNE  2906 BERWICK ROAD          BIRMINGHAM         AL     35213      $487,719.24
  500063497     FOX,JAMES K & NOREEN E     1965 BEACH PARK BLVD       FOSTER CITY        CA     94404      $327,850.95
  500063498     DYMINSKI,JOHN & KNITTEL,M  1500 SONNYS WAY            HOLLISTER          CA     95023      $285,812.91
  500063499     STRONG,MICHAEL P & SUSAN   766-5TH AVENUE             SAN FRANCISCO      CA     94118      $432,486.74
  500063502     DAN,VLAD & IRMGARD G       1521 VERDUGO BOULEVARD     LA CANADA-FLINT    CA     91011      $218,349.63
  500063503     AFRIAT,SARI RUTH & LIEKKI  16146 OTSEGO STREET        LOS ANGELES        CA     91436      $337,255.72
  500063504     LAMAS,OSCAR                4074 NEWTON STREET         TORRANCE           CA     90505      $220,290.44
  500063515     LHOMME,DAVID R             32 GAYLOR DRIVE            MONROE             CT     06468      $263,000.00
  500063516     JENKINS,JAMES T            1139 GLENMOOR              WICHITA            KS     67206      $296,000.00
  500063517     GROSSMAN,RICHARD M         338 ROSEMARY LANE          LOWER MERION TO    PA     19072      $328,000.00
  500063684     DESROSIERS,JAMES           5 ALDERSGATE WAY           NORTH READING      MA     01864      $237,866.57


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063493     DEA,STANLEY K                7.625      .250    7.375     .0450     7.330     01/01/2027
  500063494     MILLER,THOMAS G              8.000      .250    7.750     .0450     7.705     01/01/2027
  500063495     GALDAMEZ,LUIS A & VIOLETA    7.875      .250    7.625     .0450     7.580     01/01/2027
  500063496     KASLOW,RICHARD A & LEANNE    8.750      .250    8.500     .0500     8.450     01/01/2027
  500063497     FOX,JAMES K & NOREEN E       8.125      .250    7.875     .0450     7.830     11/01/2026
  500063498     DYMINSKI,JOHN & KNITTEL,M    8.125      .250    7.875     .0450     7.830     01/01/2027
  500063499     STRONG,MICHAEL P & SUSAN     7.625      .250    7.375     .0450     7.330     01/01/2027
  500063502     DAN,VLAD & IRMGARD G         7.875      .250    7.625     .0450     7.580     01/01/2027
  500063503     AFRIAT,SARI RUTH & LIEKKI    7.625      .250    7.375     .0450     7.330     01/01/2027
  500063504     LAMAS,OSCAR                  7.625      .250    7.375     .0450     7.330     01/01/2027
  500063515     LHOMME,DAVID R               7.625      .150    7.475     .0500     7.425     02/01/2027
  500063516     JENKINS,JAMES T              7.250      .150    7.100     .0500     7.050     02/01/2027
  500063517     GROSSMAN,RICHARD M           7.375      .150    7.225     .0500     7.175     02/01/2027
  500063684     DESROSIERS,JAMES             8.875      .250    8.625     .0500     8.575     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063493     DEA,STANLEY K              4089520                    $2,792.25                  02/01/1997             360
  500063494     MILLER,THOMAS G            4085551                    $2,935.06                  02/01/1997             360
  500063495     GALDAMEZ,LUIS A & VIOLETA  4088381                    $3,915.38                  02/01/1997             360
  500063496     KASLOW,RICHARD A & LEANNE  11182                      $3,839.10        18        02/01/1997             360
  500063497     FOX,JAMES K & NOREEN E     4044087                    $2,439.11        12        02/01/1997             360
  500063498     DYMINSKI,JOHN & KNITTEL,M  4058616                    $2,123.55        12        02/01/1997             360
  500063499     STRONG,MICHAEL P & SUSAN   4060778                    $3,063.34                  02/01/1997             360
  500063502     DAN,VLAD & IRMGARD G       4094876                    $1,584.28         1        02/01/1997             360
  500063503     AFRIAT,SARI RUTH & LIEKKI  4092086                    $2,388.81         7        02/01/1997             360
  500063504     LAMAS,OSCAR                4090692                    $1,560.34         7        02/01/1997             360
  500063515     LHOMME,DAVID R             092401311                  $1,861.50                  02/01/1997             360
  500063516     JENKINS,JAMES T            092415694                  $2,019.24                  02/01/1997             360
  500063517     GROSSMAN,RICHARD M         092417423                  $2,265.41                  02/01/1997             360
  500063684     DESROSIERS,JAMES           092409350                  $1,893.64                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063493     DEA,STANLEY K               .00       .00       .00       .000        .250          .295      $517,000.00    N
  500063494     MILLER,THOMAS G             .00       .00       .00       .000        .250          .295      $610,000.00    N
  500063495     GALDAMEZ,LUIS A & VIOLETA   .00       .00       .00       .000        .250          .295      $675,000.00    N
  500063496     KASLOW,RICHARD A & LEANNE   .00       .00       .00       .000        .250          .300      $600,000.00    N
  500063497     FOX,JAMES K & NOREEN E      .00       .00       .00       .000        .250          .295      $365,000.00    N
  500063498     DYMINSKI,JOHN & KNITTEL,M   .00       .00       .00       .000        .250          .295      $317,900.00    N
  500063499     STRONG,MICHAEL P & SUSAN    .00       .00       .00       .000        .250          .295      $541,000.00    N
  500063502     DAN,VLAD & IRMGARD G        .00       .00       .00       .000        .250          .295      $245,000.00    N
  500063503     AFRIAT,SARI RUTH & LIEKKI   .00       .00       .00       .000        .250          .295      $375,000.00    N
  500063504     LAMAS,OSCAR                 .00       .00       .00       .000        .250          .295      $245,000.00    N
  500063515     LHOMME,DAVID R              .00       .00       .00       .000        .150          .200      $329,208.81    N
  500063516     JENKINS,JAMES T             .00       .00       .00       .000        .150          .200      $370,000.00    N
  500063517     GROSSMAN,RICHARD M          .00       .00       .00       .000        .150          .200      $410,000.00    N
  500063684     DESROSIERS,JAMES            .00       .00       .00       .000        .250          .300      $297,500.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500063685     KUNKLE,STEPHEN M           3611 HORSHAM DRIVE         MECHANICSBURG      PA     17055      $247,500.00
  500063686     CONDIT,JOHN W              6638 HAMPTON VIEW PLACE    MCLEAN             VA     22101      $356,000.00
  500063688     WASSERMAN,STEVEN E         13 E. 6TH ST.              BOROUGH OF BARN    NJ     08006      $226,000.00
  500063689     AHEARN,ANTHONY JOHN        822 THE DALLES             SUNNYVALE          CA     94087      $375,720.95
  500063690     SEEKINS,STEVEN V           1019 CORNELL DRIVE         BURBANK            CA     91504      $292,000.00
  500063692     BERGHEL,VICTORIA S         23713 N. JUNIPER LANE      BARRINGTON         IL     60010      $374,400.00
  500063694     HATCH,HELEN DAVIS          826 SPRINGDALE ROAD        ATLANTA            GA     30306      $337,500.00
  500063695     CRANNY,TIMOTHY J           3739 BIGGIN CHURCH ROAD W  JACKSONVILLE       FL     32224      $251,450.00
  500063784     WEINSTEIN,STEVEN           772 SOUTHAMPTON DRIVE      PALO ALTO          CA     94303      $370,000.00
  500063797     ELSTEN,CHRISTOPHER         229 NAVIGATOR DRIVE        SCOTTS VALLEY      CA     95066      $247,983.32
  600000752     BANACH, JERRY              14104 KENDRA WAY           POWAY              CA     92064      $175,335.63
  600056401     CONFORTI                   1430 WEST MELROSE AVENUE   CHICAGO            IL     60657      $264,893.73
  600056418     CONFORTI                   3057 NORTH RACINE AVENUE   CHICAGO            IL     60657      $303,320.27
  600057303     JORGENSEN      CYNTHIA L   42 STARR DRIVE             NARRAGANSETT       RI     02882      $217,842.20


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500063685     KUNKLE,STEPHEN M             8.250      .150    8.100     .0500     8.050     02/01/2027
  500063686     CONDIT,JOHN W                7.625      .150    7.475     .0500     7.425     02/01/2027
  500063688     WASSERMAN,STEVEN E           8.125      .150    7.975     .0500     7.925     02/01/2027
  500063689     AHEARN,ANTHONY JOHN          7.500      .250    7.250     .0500     7.200     01/01/2027
  500063690     SEEKINS,STEVEN V             7.750      .250    7.500     .0500     7.450     02/01/2027
  500063692     BERGHEL,VICTORIA S           7.250      .150    7.100     .0500     7.050     02/01/2027
  500063694     HATCH,HELEN DAVIS            7.875      .150    7.725     .0500     7.675     02/01/2027
  500063695     CRANNY,TIMOTHY J             7.875      .150    7.725     .0500     7.675     02/01/2027
  500063784     WEINSTEIN,STEVEN             7.750      .250    7.500     .0500     7.450     02/01/2027
  500063797     ELSTEN,CHRISTOPHER           7.750      .250    7.500     .0500     7.450     12/01/2026
  600000752     BANACH, JERRY                8.625      .375    8.250     .0500     8.200     04/01/2023
  600056401     CONFORTI                     8.750      .250    8.500     .0500     8.450     12/01/2026
  600056418     CONFORTI                     8.750      .250    8.500     .0500     8.450     12/01/2026
  600057303     JORGENSEN      CYNTHIA L     7.625      .250    7.375     .0450     7.330     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500063685     KUNKLE,STEPHEN M           092413692                  $1,859.38                  02/01/1997             360
  500063686     CONDIT,JOHN W              092414256                  $2,519.75                  02/01/1997             360
  500063688     WASSERMAN,STEVEN E         092414534                  $1,678.04                  02/01/1997             360
  500063689     AHEARN,ANTHONY JOHN        092415326                  $2,629.05                  02/01/1997             360
  500063690     SEEKINS,STEVEN V           092415444                  $2,091.92                  02/01/1997             360
  500063692     BERGHEL,VICTORIA S         092416838                  $2,554.07                  02/01/1997             360
  500063694     HATCH,HELEN DAVIS          092417989                  $2,447.11                  02/01/1997             360
  500063695     CRANNY,TIMOTHY J           092418603                  $1,823.19         3        02/01/1997             360
  500063784     WEINSTEIN,STEVEN           092417627                  $2,650.73                  02/01/1997             360
  500063797     ELSTEN,CHRISTOPHER         092413985                  $1,779.10                  02/01/1997             360
  600000752     BANACH, JERRY              090233093                  $1,432.54         1        02/01/1997             360
  600056401     CONFORTI                   0904596                    $2,086.33                  02/01/1997             360
  600056418     CONFORTI                   0905628                    $2,462.37                  02/01/1997             360
  600057303     JORGENSEN      CYNTHIA L   1243743                    $1,543.00                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500063685     KUNKLE,STEPHEN M            .00       .00       .00       .000        .150          .200      $330,000.00    N
  500063686     CONDIT,JOHN W               .00       .00       .00       .000        .150          .200      $445,000.00    N
  500063688     WASSERMAN,STEVEN E          .00       .00       .00       .000        .150          .200      $335,000.00    N
  500063689     AHEARN,ANTHONY JOHN         .00       .00       .00       .000        .250          .300      $470,000.00    N
  500063690     SEEKINS,STEVEN V            .00       .00       .00       .000        .250          .300      $365,000.00    N
  500063692     BERGHEL,VICTORIA S          .00       .00       .00       .000        .150          .200      $468,000.00    N
  500063694     HATCH,HELEN DAVIS           .00       .00       .00       .000        .150          .200      $620,000.00    N
  500063695     CRANNY,TIMOTHY J            .00       .00       .00       .000        .150          .200      $279,404.00    N
  500063784     WEINSTEIN,STEVEN            .00       .00       .00       .000        .250          .300      $730,000.00    N
  500063797     ELSTEN,CHRISTOPHER          .00       .00       .00       .000        .250          .300      $310,458.00    N
  600000752     BANACH, JERRY               .00       .00       .00       .000        .375          .425      $215,000.00    N
  600056401     CONFORTI                                                                                      $408,000.00    N
  600056418     CONFORTI                                                                                      $515,000.00    N
  600057303     JORGENSEN      CYNTHIA L    .00       .00       .00       .000        .250          .295      $318,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057304     GEIDMAN        ROBERT S G  14 ISAAC SPRAGUE D         HINGHAM            MA     02043      $363,743.10
  600057305     KLIBAN         JUDITH KAM  70 PROSPECT PARK           NEWTON             MA     02160      $329,554.80
  600057306     BROOKS         EVELYN E B  19360 HILTON               SPRINGDALE         AR     72764      $284,566.90
  600057307     HARRINGTON     DEBORAH S   110 PARTRIDGE RUN R        EAST GREENWICH     RI     02818      $219,848.60
  600057308     DEARDOFF       SHERRY L D  5218 BENTLEY OAK DR        MASON              OH     45040      $228,361.60
  600057309     HOWE           M ROSESHEL  4380 232ND COURT SE        ISSAQUAH           WA     98029      $309,860.60
  600057310     MEISWINKEL     KURT MEISW  711 LINDEN AVENUE          BURLINGAME         CA     94010      $264,813.00
  600057311     WANDERSCHEID   CLYDENE L   14872 SW116TH PL           TIGARD             OR     97223      $251,643.10
  600057312     ROGERS         SARAH K RO  425 BUFFALO WAY            ROCKWALL           TX     75087      $359,258.80
  600057313     CRISWELL       CINDEE K C  1713 CEDAR CREEK TER       OKLAHOMA CITY      OK     73131      $234,747.00
  600057314     COCCIMIGLIO    GINA COCCI  3402E SEVEN SPGS DR        SANDY              UT     84092      $375,209.90
  600057315     JIMINEZ        GLORIA S J  4968 SAPPHIRE ROAD         CHINO HILLS        CA     91709      $235,727.50
  600057316     MCKENNA        CHRISTOPHE  4 NORTH ROAD               OYSTER BAY COVE    NY     11771      $249,828.00
  600057317     MARCELLE       HEIDI J MA  2709 E BELLEVIEW PL        MILWAUKEE          WI     53211      $239,843.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057304     GEIDMAN        ROBERT S G    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057305     KLIBAN         JUDITH KAM    7.990      .250    7.740     .0450     7.695     12/01/2026
  600057306     BROOKS         EVELYN E B    8.750      .250    8.500     .0450     8.455     09/01/2026
  600057307     HARRINGTON     DEBORAH S     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057308     DEARDOFF       SHERRY L D    8.500      .250    8.250     .0450     8.205     01/01/2027
  600057309     HOWE           M ROSESHEL    7.750      .250    7.500     .0450     7.455     12/01/2026
  600057310     MEISWINKEL     KURT MEISW    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057311     WANDERSCHEID   CLYDENE L     7.750      .250    7.500     .0450     7.455     12/01/2026
  600057312     ROGERS         SARAH K RO    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057313     CRISWELL       CINDEE K C    8.250      .250    8.000     .0450     7.955     11/01/2026
  600057314     COCCIMIGLIO    GINA COCCI    8.875      .250    8.625     .0450     8.580     08/01/2026
  600057315     JIMINEZ        GLORIA S J    8.750      .250    8.500     .0450     8.455     12/01/2026
  600057316     MCKENNA        CHRISTOPHE    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057317     MARCELLE       HEIDI J MA    8.125      .250    7.875     .0450     7.830     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057304     GEIDMAN        ROBERT S G  1245343                    $2,607.74                  02/01/1997             360
  600057305     KLIBAN         JUDITH KAM  5309442                    $2,419.13                  02/01/1997             360
  600057306     BROOKS         EVELYN E B  5482262                    $2,245.24         2        02/01/1997             360
  600057307     HARRINGTON     DEBORAH S   5982972                    $1,595.16                  02/01/1997             360
  600057308     DEARDOFF       SHERRY L D  6394912                    $1,756.97         2        02/01/1997             360
  600057309     HOWE           M ROSESHEL  6412072                    $2,223.03                  02/01/1997             360
  600057310     MEISWINKEL     KURT MEISW  6485302                    $1,898.49                  02/01/1997             360
  600057311     WANDERSCHEID   CLYDENE L   6588602                    $1,805.36                  02/01/1997             360
  600057312     ROGERS         SARAH K RO  6627512                    $2,637.88         1        02/01/1997             360
  600057313     CRISWELL       CINDEE K C  6631822                    $1,766.98                  02/01/1997             360
  600057314     COCCIMIGLIO    GINA COCCI  6638222                    $2,995.60                  02/01/1997             360
  600057315     JIMINEZ        GLORIA S J  6642592                    $1,856.61                  02/01/1997             360
  600057316     MCKENNA        CHRISTOPHE  6646152                    $1,812.68                  02/01/1997             360
  600057317     MARCELLE       HEIDI J MA  6665342                    $1,781.99        18        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057304     GEIDMAN        ROBERT S G   .00       .00       .00       .000        .250          .295      $455,000.00    N
  600057305     KLIBAN         JUDITH KAM   .00       .00       .00       .000        .250          .295      $412,500.00    N
  600057306     BROOKS         EVELYN E B   .00       .00       .00       .000        .250          .295      $325,000.00    N
  600057307     HARRINGTON     DEBORAH S    .00       .00       .00       .000        .250          .295      $335,000.00    N
  600057308     DEARDOFF       SHERRY L D   .00       .00       .00       .000        .250          .295      $240,580.00    N
  600057309     HOWE           M ROSESHEL   .00       .00       .00       .000        .250          .295      $387,950.00    N
  600057310     MEISWINKEL     KURT MEISW   .00       .00       .00       .000        .250          .295      $355,000.00    N
  600057311     WANDERSCHEID   CLYDENE L    .00       .00       .00       .000        .250          .295      $315,000.00    N
  600057312     ROGERS         SARAH K RO   .00       .00       .00       .000        .250          .295      $410,000.00    N
  600057313     CRISWELL       CINDEE K C   .00       .00       .00       .000        .250          .295      $325,000.00    N
  600057314     COCCIMIGLIO    GINA COCCI   .00       .00       .00       .000        .250          .295      $502,000.00    N
  600057315     JIMINEZ        GLORIA S J   .00       .00       .00       .000        .250          .295      $295,000.00    N
  600057316     MCKENNA        CHRISTOPHE   .00       .00       .00       .000        .250          .295      $395,000.00    N
  600057317     MARCELLE       HEIDI J MA   .00       .00       .00       .000        .250          .295      $272,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057318     FLEMING        ANN M FLEM  413 W COUNTRY CLUB TERR    EDMOND             OK     73003      $280,801.70
  600057319     JOHNSON        DONNA A JO  5602 WAGON WHEEL AVE       ABILENE            TX     79606      $265,717.00
  600057320     WORKMAN        PATRICIA L  4975 ROSEWOOD LAKE DR      CUMMING            GA     30130      $259,790.80
  600057321     BARKER         MARGARET C  26 TULIP TREE LANE         DARIEN             CT     06820      $444,415.83
  600057322     FRITZ          RUTH FRITZ  23200 111TH PLACE          TREVOR             WI     53179      $235,837.60
  600057323     WATERS         MELEDI B W  6110 INDEPENDENCE DRIV     HUDSON             OH     44236      $279,112.60
  600057324     ABDALLAH       GRAZIELLA   7605 ROYAL TROON TERRA     IJAMSVILLE         MD     21754      $320,146.00
  600057325     HERY           PASCALE F   4 E MISSION AVENUE         SAN RAFAEL         CA     94901      $288,380.60
  600057326     WOLBE          RONA WOLBE  715 ELKMONT DR             ATLANTA            GA     30306      $227,277.70
  600057327     KEPLINGER      SHARON KEP  3273 GREER ROAD            PALO ALTO          CA     94303      $266,806.80
  600057328     BATSON         ELIZABETH   20282 CAROL LANE           SARATOGA           CA     95070      $324,528.10
  600057329     GLASSCOCK      JENNIFER L  3416 STANFORD AVENUE       UNIVERSITY PARK    TX     75225      $551,400.60
  600057330     VOTH           JANA E VOT  4606 W LAKE CIRCLE NORTH   LITTLETON          CO     80123      $279,707.40
  600057331     BOWDEN         SANDRA G B  815 BEACHWOOD              LITTLE ROCK        AR     72205      $313,473.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057318     FLEMING        ANN M FLEM    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057319     JOHNSON        DONNA A JO    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057320     WORKMAN        PATRICIA L    7.875      .250    7.625     .0450     7.580     12/01/2026
  600057321     BARKER         MARGARET C    8.125      .250    7.875     .0450     7.830     12/01/2026
  600057322     FRITZ          RUTH FRITZ    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057323     WATERS         MELEDI B W    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057324     ABDALLAH       GRAZIELLA     7.750      .250    7.500     .0450     7.455     12/01/2026
  600057325     HERY           PASCALE F     7.625      .250    7.375     .0450     7.330     12/01/2026
  600057326     WOLBE          RONA WOLBE    7.750      .250    7.500     .0450     7.455     12/01/2026
  600057327     KEPLINGER      SHARON KEP    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057328     BATSON         ELIZABETH     7.625      .250    7.375     .0450     7.330     12/01/2026
  600057329     GLASSCOCK      JENNIFER L    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057330     VOTH           JANA E VOT    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057331     BOWDEN         SANDRA G B    7.625      .250    7.375     .0450     7.330     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057318     FLEMING        ANN M FLEM  6679742                    $2,013.12                  02/01/1997             360
  600057319     JOHNSON        DONNA A JO  6684842                    $1,927.96                  02/01/1997             360
  600057320     WORKMAN        PATRICIA L  6684992                    $1,886.27                  02/01/1997             360
  600057321     BARKER         MARGARET C  6688942                    $3,304.12                  02/01/1997             360
  600057322     FRITZ          RUTH FRITZ  6691262                    $1,711.16                  02/01/1997             360
  600057323     WATERS         MELEDI B W  6691792                    $2,049.40        14        02/01/1997             360
  600057324     ABDALLAH       GRAZIELLA   6692202                    $2,296.82                  02/01/1997             360
  600057325     HERY           PASCALE F   6702972                    $2,044.11                  02/01/1997             360
  600057326     WOLBE          RONA WOLBE  6703112                    $1,630.56                  02/01/1997             360
  600057327     KEPLINGER      SHARON KEP  6703972                    $1,889.81                  02/01/1997             360
  600057328     BATSON         ELIZABETH   6705132                    $2,300.33                  02/01/1997             360
  600057329     GLASSCOCK      JENNIFER L  6711882                    $3,905.61                  02/01/1997             360
  600057330     VOTH           JANA E VOT  6714062                    $2,029.47                  02/01/1997             360
  600057331     BOWDEN         SANDRA G B  6714452                    $2,220.35        18        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057318     FLEMING        ANN M FLEM   .00       .00       .00       .000        .250          .295      $420,000.00    N
  600057319     JOHNSON        DONNA A JO   .00       .00       .00       .000        .250          .295      $367,000.00    N
  600057320     WORKMAN        PATRICIA L   .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057321     BARKER         MARGARET C   .00       .00       .00       .000        .250          .295      $745,000.00    N
  600057322     FRITZ          RUTH FRITZ   .00       .00       .00       .000        .250          .295      $295,000.00    N
  600057323     WATERS         MELEDI B W   .00       .00       .00       .000        .250          .295      $322,500.00    N
  600057324     ABDALLAH       GRAZIELLA    .00       .00       .00       .000        .250          .295      $400,786.00    N
  600057325     HERY           PASCALE F    .00       .00       .00       .000        .250          .295      $361,000.00    N
  600057326     WOLBE          RONA WOLBE   .00       .00       .00       .000        .250          .295      $295,000.00    N
  600057327     KEPLINGER      SHARON KEP   .00       .00       .00       .000        .250          .295      $390,000.00    N
  600057328     BATSON         ELIZABETH    .00       .00       .00       .000        .250          .295      $622,000.00    N
  600057329     GLASSCOCK      JENNIFER L   .00       .00       .00       .000        .250          .295      $689,750.00    N
  600057330     VOTH           JANA E VOT   .00       .00       .00       .000        .250          .295      $349,900.00    N
  600057331     BOWDEN         SANDRA G B   .00       .00       .00       .000        .250          .295      $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057332     BROMLEY        SUSAN B BR  35 PEAR COURT              HILLSBORO          CA     94010      $624,569.90
  600057333     HURSH          DALE S HUR  141 POORMAN ROAD           BOULDER            CO     80302      $263,808.90
  600057334     CONROY         DEBORAH L   6908 BRET HARTE DR         SAN JOSE           CA     95120      $344,768.50
  600057335     HERBST         URSULA M H  2615 SUNNY MEADOW          MCKINNEY           TX     75070      $299,788.26
  600057336     SHEMBRI        JANE E SHE  819 TUNBRIDGE ROAD         DANVILLE           CA     94526      $424,622.10
  600057337     ROSENBERG      ELLEN M RO  4512 93RD DRIVE            LUBBOCK            TX     79424      $399,717.70
  600057338     COLVIN         LAURETTA R  5721 WALNUT HILL LANE      DALLAS             TX     75230      $379,718.00
  600057339     HARRY          ANDREA J H  3795 CLOVER VALLEY R       ROCKLIN            CA     95677      $250,840.00
  600057340     BRANDES        LISA H BRA  29 CANYON  ROAD            FAIRFAX            CA     94930      $283,098.50
  600057341     PONNERS        LAURA H PO  3503 OAKLEAF LANE          RICHARDSON         TX     75082      $243,423.70
  600057342     SCHMIDT        JULIE A SC  3759 NICHOLE AVENUE        PLEASANTON         CA     94588      $428,704.80
  600057343     TU             WEN CHIU T  40326 CANYON HEIGHTS       FREEMONT           CA     94539      $339,760.00
  600057344     WHITE          PAMELA R W  1948 S KINGSTON COURT      AURORA             CO     80014      $230,072.60
  600057345     FIRTH          DAVID G FI  619 24TH AVENUE EAST       SEATTLE            WA     98112      $304,773.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057332     BROMLEY        SUSAN B BR    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057333     HURSH          DALE S HUR    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057334     CONROY         DEBORAH L     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057335     HERBST         URSULA M H    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057336     SHEMBRI        JANE E SHE    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057337     ROSENBERG      ELLEN M RO    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057338     COLVIN         LAURETTA R    7.500      .250    7.250     .0450     7.205     01/01/2027
  600057339     HARRY          ANDREA J H    8.250      .250    8.000     .0450     7.955     01/01/2027
  600057340     BRANDES        LISA H BRA    7.750      .250    7.500     .0450     7.455     12/01/2026
  600057341     PONNERS        LAURA H PO    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057342     SCHMIDT        JULIE A SC    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057343     TU             WEN CHIU T    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057344     WHITE          PAMELA R W    8.125      .250    7.875     .0450     7.830     12/01/2026
  600057345     FIRTH          DAVID G FI    7.500      .250    7.250     .0450     7.205     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057332     BROMLEY        SUSAN B BR  6721482                    $4,531.68                  02/01/1997             360
  600057333     HURSH          DALE S HUR  6722272                    $1,868.58                  02/01/1997             360
  600057334     CONROY         DEBORAH L   6724422                    $2,531.49                  02/01/1997             360
  600057335     HERBST         URSULA M H  6724552                    $2,149.24                  02/01/1997             360
  600057336     SHEMBRI        JANE E SHE  6725282                    $3,154.87                  02/01/1997             360
  600057337     ROSENBERG      ELLEN M RO  6725812                    $2,865.65        12        02/01/1997             360
  600057338     COLVIN         LAURETTA R  6726222                    $2,657.02                  02/01/1997             360
  600057339     HARRY          ANDREA J H  6729202                    $1,885.68                  02/01/1997             360
  600057340     BRANDES        LISA H BRA  6729622                    $2,031.03        14        02/01/1997             360
  600057341     PONNERS        LAURA H PO  6730262                    $1,724.19                  02/01/1997             360
  600057342     SCHMIDT        JULIE A SC  6730372                    $3,110.55                  02/01/1997             360
  600057343     TU             WEN CHIU T  6730812                    $2,435.80                  02/01/1997             360
  600057344     WHITE          PAMELA R W  6731132                    $1,710.53        12        02/01/1997             360
  600057345     FIRTH          DAVID G FI  6732902                    $2,132.61                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057332     BROMLEY        SUSAN B BR   .00       .00       .00       .000        .250          .295      $990,000.00    N
  600057333     HURSH          DALE S HUR   .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057334     CONROY         DEBORAH L    .00       .00       .00       .000        .250          .295      $435,000.00    N
  600057335     HERBST         URSULA M H   .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057336     SHEMBRI        JANE E SHE   .00       .00       .00       .000        .250          .295      $557,500.00    N
  600057337     ROSENBERG      ELLEN M RO   .00       .00       .00       .000        .250          .295      $445,800.00    N
  600057338     COLVIN         LAURETTA R   .00       .00       .00       .000        .250          .295      $523,600.00    N
  600057339     HARRY          ANDREA J H   .00       .00       .00       .000        .250          .295      $317,000.00    N
  600057340     BRANDES        LISA H BRA   .00       .00       .00       .000        .250          .295      $315,000.00    N
  600057341     PONNERS        LAURA H PO   .00       .00       .00       .000        .250          .295      $304,557.00    N
  600057342     SCHMIDT        JULIE A SC   .00       .00       .00       .000        .250          .295      $630,000.00    N
  600057343     TU             WEN CHIU T   .00       .00       .00       .000        .250          .295      $550,000.00    N
  600057344     WHITE          PAMELA R W   .00       .00       .00       .000        .250          .295      $242,500.00    N
  600057345     FIRTH          DAVID G FI   .00       .00       .00       .000        .250          .295      $425,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057346     FRANK          MARCIA ANN  615 MARLIN COURT           REDWOOD CITY       CA     94065      $324,776.30
  600057347     MOBLEY         CARRIE D M  145 HIGHLAND VW PT         FAYETTEVILLE       GA     30215      $227,097.50
  600057348     LAFLIN         PATRICIA J  1155 MALIBU DRIVE          SAN JOSE           CA     95129      $291,783.30
  600057349     HEATON         WENDY J HE  1295 RANDOL AVENUE         SAN JOSE           CA     95126      $275,805.20
  600057350     SNIBBE         SCOTT SONA  541 MISSISSIPPI ST         SAN FRANCISCO      CA     94107      $264,608.30
  600057351     GUENTHER       MAUREEN T   2250 HALLS HILL ROAD       CRESTWOOD          KY     40014      $299,803.80
  600057352     RODRIGUEZ      GERALDINE   8460 RANCHO REAL           GILROY             CA     95020      $353,774.30
  600057353     RUSSELL        KRISTEN L   16825 NE125TH ST           KEARNEY            MO     64060      $275,814.80
  600057354     BOVILL         JOANNIE BO  7286 DOWNS DRIVE           SAN JOSE           CA     95139      $281,706.00
  600057355     VORONTSOVA     JANNA VORO  449 PARAMUS ROAD           PARAMUS            NJ     07652      $294,807.00
  600057356     FINE           JOYCE L FI  59 ARDILLA ROAD            ORINDA             CA     94563      $309,781.20
  600057357     JOHNSTON       GLENDA L J  1422 WHISPER MOUNTAIN      SAN ANTONIO        TX     78248      $312,562.00
  600057359     SRINARAYAN     INDU SRINA  1690 PARKHILLS AVENU       LOS ALTOS          CA     94024      $408,732.50
  600057360     THOMAS         EMMA L THO  6002 MOUNTAIN BLVD         OAKLAND            CA     94605      $226,843.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057346     FRANK          MARCIA ANN    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057347     MOBLEY         CARRIE D M    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057348     LAFLIN         PATRICIA J    7.500      .250    7.250     .0450     7.205     01/01/2027
  600057349     HEATON         WENDY J HE    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057350     SNIBBE         SCOTT SONA    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057351     GUENTHER       MAUREEN T     8.125      .250    7.875     .0450     7.830     01/01/2027
  600057352     RODRIGUEZ      GERALDINE     8.250      .250    8.000     .0450     7.955     01/01/2027
  600057353     RUSSELL        KRISTEN L     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057354     BOVILL         JOANNIE BO    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057355     VORONTSOVA     JANNA VORO    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057356     FINE           JOYCE L FI    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057357     JOHNSTON       GLENDA L J    7.375      .250    7.125     .0450     7.080     01/01/2027
  600057359     SRINARAYAN     INDU SRINA    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057360     THOMAS         EMMA L THO    7.875      .250    7.625     .0450     7.580     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057346     FRANK          MARCIA ANN  6733092                    $2,356.48                  02/01/1997             360
  600057347     MOBLEY         CARRIE D M  6733232                    $1,667.48         7        02/01/1997             360
  600057348     LAFLIN         PATRICIA J  6733242                    $2,041.71                  02/01/1997             360
  600057349     HEATON         WENDY J HE  6734612                    $1,977.30                  02/01/1997             360
  600057350     SNIBBE         SCOTT SONA  6735032                    $1,874.24                  02/01/1997             360
  600057351     GUENTHER       MAUREEN T   6735442                    $2,227.49                  02/01/1997             360
  600057352     RODRIGUEZ      GERALDINE   6739052                    $2,659.48        12        02/01/1997             360
  600057353     RUSSELL        KRISTEN L   6739422                    $2,025.19                  02/01/1997             360
  600057354     BOVILL         JOANNIE BO  6739902                    $2,043.97                  02/01/1997             360
  600057355     VORONTSOVA     JANNA VORO  6740152                    $2,190.37                  02/01/1997             360
  600057356     FINE           JOYCE L FI  6740412                    $2,220.88                  02/01/1997             360
  600057357     JOHNSTON       GLENDA L J  6741592                    $2,160.44                  02/01/1997             360
  600057359     SRINARAYAN     INDU SRINA  6743112                    $3,036.82                  02/01/1997             360
  600057360     THOMAS         EMMA L THO  6744422                    $1,645.91                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057346     FRANK          MARCIA ANN   .00       .00       .00       .000        .250          .295      $600,000.00    N
  600057347     MOBLEY         CARRIE D M   .00       .00       .00       .000        .250          .295      $242,522.00    N
  600057348     LAFLIN         PATRICIA J   .00       .00       .00       .000        .250          .295      $365,000.00    N
  600057349     HEATON         WENDY J HE   .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057350     SNIBBE         SCOTT SONA   .00       .00       .00       .000        .250          .295      $331,000.00    N
  600057351     GUENTHER       MAUREEN T    .00       .00       .00       .000        .250          .295      $375,000.00    N
  600057352     RODRIGUEZ      GERALDINE    .00       .00       .00       .000        .250          .295      $393,500.00    N
  600057353     RUSSELL        KRISTEN L    .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057354     BOVILL         JOANNIE BO   .00       .00       .00       .000        .250          .295      $352,396.00    N
  600057355     VORONTSOVA     JANNA VORO   .00       .00       .00       .000        .250          .295      $435,000.00    N
  600057356     FINE           JOYCE L FI   .00       .00       .00       .000        .250          .295      $395,000.00    N
  600057357     JOHNSTON       GLENDA L J   .00       .00       .00       .000        .250          .295      $391,000.00    N
  600057359     SRINARAYAN     INDU SRINA   .00       .00       .00       .000        .250          .295      $550,000.00    N
  600057360     THOMAS         EMMA L THO   .00       .00       .00       .000        .250          .295      $380,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057361     KHOURY         ELIAS M KH  900 BERMUDA DRIVE          SAN MATEO          CA     94403      $251,817.60
  600057362     HODGMAN        LAURIE R H  2804 DEERING BAY ROAD      NAPERVILLE         IL     60564      $499,547.20
  600057363     DIVIVIER       SOPHIA LAZ  1244 WASHOE DRIVE          SAN JOSE           CA     95120      $258,576.40
  600057364     MONTAGNINO     SUSAN MONT  888S BLUE VISTA COUR       ANAHEIM            CA     92808      $299,788.30
  600057365     WHYTE          MARYANNE M  478 TREBBIANO PLACE        PLEASANTON         CA     94566      $447,706.90
  600057366     ORSINI         DONI S ORS  9 JACKSON COURT            COTO DE CAZA       CA     92679      $252,571.60
  600057367     KNOCK          SARAH L KN  12 HUNTERS WAY             SALMOUTH           ME     04105      $278,822.10
  600057368     DEWEESE        MARIAN S D  5212 WHISPER WILLOW DR     FAIRFAX            VA     22030      $280,302.00
  600057369     BOOTH          JACKSON R   1067 TRAPPERS TRAIL        PEBBLE BEACH       CA     93953      $353,750.20
  600057370     LIN            BETTY M LI  2602 DOLORES STREET        SAN MATEO          CA     94403      $373,729.30
  600057371     FORBES         ALEXANDRA   6170 BROOKDALE DRIVE       CARMEL             CA     93923      $404,235.40
  600057372     REEVE          GLADYS REE  704 BROOK MEADOWS COU      SOUTHLAKE          TX     76092      $267,837.60
  600057373     TERRY          AVA RENEE   1312 BURGANDY COURT        SOUTHLAKE          TX     76092      $269,809.40
  600057374     ELLSWORTH      LINDA B EL  1744 E EVERGREEN ST        MESA               AZ     85203      $254,820.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057361     KHOURY         ELIAS M KH    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057362     HODGMAN        LAURIE R H    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057363     DIVIVIER       SOPHIA LAZ    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057364     MONTAGNINO     SUSAN MONT    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057365     WHYTE          MARYANNE M    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057366     ORSINI         DONI S ORS    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057367     KNOCK          SARAH L KN    8.250      .250    8.000     .0450     7.955     01/01/2027
  600057368     DEWEESE        MARIAN S D    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057369     BOOTH          JACKSON R     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057370     LIN            BETTY M LI    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057371     FORBES         ALEXANDRA     8.125      .250    7.875     .0450     7.830     01/01/2027
  600057372     REEVE          GLADYS REE    8.500      .250    8.250     .0450     8.205     01/01/2027
  600057373     TERRY          AVA RENEE     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057374     ELLSWORTH      LINDA B EL    7.750      .250    7.500     .0450     7.455     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057361     KHOURY         ELIAS M KH  6744602                    $1,783.65                  02/01/1997             360
  600057362     HODGMAN        LAURIE R H  6745492                    $3,581.34                  02/01/1997             360
  600057363     DIVIVIER       SOPHIA LAZ  6746562                    $1,898.62                  02/01/1997             360
  600057364     MONTAGNINO     SUSAN MONT  6747592                    $2,149.24                  02/01/1997             360
  600057365     WHYTE          MARYANNE M  6748162                    $3,326.39                  02/01/1997             360
  600057366     ORSINI         DONI S ORS  6749952                    $1,810.73                  02/01/1997             360
  600057367     KNOCK          SARAH L KN  6751562                    $2,096.04                  02/01/1997             360
  600057368     DEWEESE        MARIAN S D  6751872                    $2,009.54         1        02/01/1997             360
  600057369     BOOTH          JACKSON R   6753852                    $2,536.10                  02/01/1997             360
  600057370     LIN            BETTY M LI  6754552                    $2,647.15                  02/01/1997             360
  600057371     FORBES         ALEXANDRA   6758212                    $3,003.40                  02/01/1997             360
  600057372     REEVE          GLADYS REE  6758362                    $2,060.69                  02/01/1997             360
  600057373     TERRY          AVA RENEE   6758772                    $1,934.31                  02/01/1997             360
  600057374     ELLSWORTH      LINDA B EL  6759872                    $1,826.85                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057361     KHOURY         ELIAS M KH   .00       .00       .00       .000        .250          .295      $325,000.00    N
  600057362     HODGMAN        LAURIE R H   .00       .00       .00       .000        .250          .295      $625,000.00    N
  600057363     DIVIVIER       SOPHIA LAZ   .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057364     MONTAGNINO     SUSAN MONT   .00       .00       .00       .000        .250          .295      $440,000.00    N
  600057365     WHYTE          MARYANNE M   .00       .00       .00       .000        .250          .295      $560,000.00    N
  600057366     ORSINI         DONI S ORS   .00       .00       .00       .000        .250          .295      $315,990.00    N
  600057367     KNOCK          SARAH L KN   .00       .00       .00       .000        .250          .295      $361,000.00    N
  600057368     DEWEESE        MARIAN S D   .00       .00       .00       .000        .250          .295      $330,000.00    N
  600057369     BOOTH          JACKSON R    .00       .00       .00       .000        .250          .295      $555,000.00    N
  600057370     LIN            BETTY M LI   .00       .00       .00       .000        .250          .295      $467,500.00    N
  600057371     FORBES         ALEXANDRA    .00       .00       .00       .000        .250          .295      $510,000.00    N
  600057372     REEVE          GLADYS REE   .00       .00       .00       .000        .250          .295      $335,000.00    N
  600057373     TERRY          AVA RENEE    .00       .00       .00       .000        .250          .295      $337,500.00    N
  600057374     ELLSWORTH      LINDA B EL   .00       .00       .00       .000        .250          .295      $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057375     GLICK          PAUL E GLI  931 TULLIS RD              LAWRENCEVILLE      GA     30243      $469,676.60
  600057376     BRACKETT       MARIE F BR  2905 RIDGEPOINTE           JONESBORO          AR     72401      $251,830.90
  600057377     SANDOVAL       MARITZA E   2110 LYON AVENUE           BELMONT            CA     94002      $222,838.60
  600057378     BEST           TAMARA BES  3817 FRIENDLY HOPE ROA     JONESBORO          AR     72401      $253,829.60
  600057379     LU             LISA J LU   169 NAVIGATOR DRIVE        SCOTTS VALLEY      CA     95066      $258,800.00
  600057380     COVETTO        FULVIA G C  939 ETON WAY               SUNNYVILLE         CA     94087      $295,816.00
  600057381     OCHIS          HEIDI W OC  310 MCKINLEY PARK L        LOUISVILLE         CO     80027      $299,808.70
  600057382     FARRO          MAUREEN FA  4805 KNOX GATE COURT       PLEASANTON         CA     94566      $259,921.00
  600057383     SUNDSBARM      STACY SUND  3113 CASTLE CANYON WAY     SAN JOSE           CA     95135      $341,448.30
  600057384     MARSHALL       JULIE A MA  1986 TIANI COURT           SAN JOSE           CA     95133      $307,788.00
  600057385     SHIEH          CHU-SHENG   11866 WOODHILL COURT       CUPERTINO          CA     95014      $339,766.00
  600057386     UPTON          CHARLES M   179 KINGFISHER DR N        CAPTIVA ISLAND     FL     33924      $349,765.20
  600057387     WEAVER         CHRISTEN W  8315 GREEN ISLAND CIRC     LITTLETON          CO     80126      $290,050.30
  600057388     MICHAELS       NANCY MICH  369 LINDSAY POND RD        CONCORD            MA     01742      $524,429.60


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057375     GLICK          PAUL E GLI    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057376     BRACKETT       MARIE F BR    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057377     SANDOVAL       MARITZA E     7.625      .250    7.375     .0450     7.330     01/01/2027
  600057378     BEST           TAMARA BES    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057379     LU             LISA J LU     8.250      .250    8.000     .0450     7.955     02/01/2027
  600057380     COVETTO        FULVIA G C    8.375      .250    8.125     .0450     8.080     01/01/2027
  600057381     OCHIS          HEIDI W OC    8.250      .250    8.000     .0450     7.955     01/01/2027
  600057382     FARRO          MAUREEN FA    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057383     SUNDSBARM      STACY SUND    8.625      .250    8.375     .0450     8.330     01/01/2027
  600057384     MARSHALL       JULIE A MA    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057385     SHIEH          CHU-SHENG     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057386     UPTON          CHARLES M     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057387     WEAVER         CHRISTEN W    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057388     MICHAELS       NANCY MICH    7.750      .250    7.500     .0450     7.455     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057375     GLICK          PAUL E GLI  6764112                    $3,407.83                  02/01/1997             360
  600057376     BRACKETT       MARIE F BR  6764862                    $1,849.09                  02/01/1997             360
  600057377     SANDOVAL       MARITZA E   6765262                    $1,578.38                  02/01/1997             360
  600057378     BEST           TAMARA BES  6765332                    $1,863.77                  02/01/1997             360
  600057379     LU             LISA J LU   6767932                    $1,944.28                  02/01/1997             360
  600057380     COVETTO        FULVIA G C  6768332                    $2,249.82                  02/01/1997             360
  600057381     OCHIS          HEIDI W OC  6769862                    $2,253.80                  02/01/1997             360
  600057382     FARRO          MAUREEN FA  6770472                    $1,885.91        14        02/01/1997             360
  600057383     SUNDSBARM      STACY SUND  6771792                    $2,657.32                  02/01/1997             360
  600057384     MARSHALL       JULIE A MA  6771812                    $2,233.22        12        02/01/1997             360
  600057385     SHIEH          CHU-SHENG   6775472                    $2,465.24                  02/01/1997             360
  600057386     UPTON          CHARLES M   6775942                    $2,568.18                  02/01/1997             360
  600057387     WEAVER         CHRISTEN W  6781212                    $2,104.51         2        02/01/1997             360
  600057388     MICHAELS       NANCY MICH  6785762                    $3,759.74                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057375     GLICK          PAUL E GLI   .00       .00       .00       .000        .250          .295      $587,500.00    N
  600057376     BRACKETT       MARIE F BR   .00       .00       .00       .000        .250          .295      $315,000.00    N
  600057377     SANDOVAL       MARITZA E    .00       .00       .00       .000        .250          .295      $315,000.00    N
  600057378     BEST           TAMARA BES   .00       .00       .00       .000        .250          .295      $398,250.00    N
  600057379     LU             LISA J LU    .00       .00       .00       .000        .250          .295      $326,000.00    N
  600057380     COVETTO        FULVIA G C   .00       .00       .00       .000        .250          .295      $370,000.00    N
  600057381     OCHIS          HEIDI W OC   .00       .00       .00       .000        .250          .295      $415,000.00    N
  600057382     FARRO          MAUREEN FA   .00       .00       .00       .000        .250          .295      $289,000.00    N
  600057383     SUNDSBARM      STACY SUND   .00       .00       .00       .000        .250          .295      $427,072.00    N
  600057384     MARSHALL       JULIE A MA   .00       .00       .00       .000        .250          .295      $358,000.00    N
  600057385     SHIEH          CHU-SHENG    .00       .00       .00       .000        .250          .295      $580,000.00    N
  600057386     UPTON          CHARLES M    .00       .00       .00       .000        .250          .295      $575,000.00    N
  600057387     WEAVER         CHRISTEN W   .00       .00       .00       .000        .250          .295      $322,500.00    N
  600057388     MICHAELS       NANCY MICH   .00       .00       .00       .000        .250          .295      $656,400.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057389     GHOSSEIN       JANET K GH  152 WINDING BRK RD         NEW ROCHELLE       NY     10804      $259,825.50
  600057390     MACRI          STEPHEN MA  41 S ROSCOE BOULEVARD      PONTE VEDRA BEA    FL     32082      $293,821.90
  600057391     PARKER         SANDY E PA  330 LAKE COWETA TRA        NEWNAN             GA     30263      $268,819.50
  600057392     VAKKALAGADDA   SHOBA G VA  3290 MIRAGE WAY            SAN JOSE           CA     95135      $263,459.20
  600057393     KILCHENSTEIN   STEPHANIE   1006S CREEK VIEW CT        HURCHTON           MD     20733      $273,546.80
  600057394     CONRAD         TAMMY L CO  807 NORTH BAYSHORE         SAFETY HARBOR      FL     34695      $257,716.94
  600057395     VEITENHAUS     THOMAS A V  5001 GASPARILLA ROAD       BOCA GRANDE        FL     33921      $586,760.50
  600057396     WEILAND        ELSIE E WE  1207 BAY DRIVE             BELLEAIR BEACH     FL     34634      $306,066.60
  600057397     SINGH          USHA SINGH  1249 DARLINGTON OAK        ST. PETERSBURG     FL     33703      $399,748.20
  600057398     MURPHY         SUZANNE C   151 OAKWOOD LANE           PALM BEACH GARD    FL     33410      $253,323.40
  600057399     COTRUFO  JR    RAYMOND CO  1058 WILMOT ROAD           SCARSDALE          NY     10583      $273,433.80
  600057400     LIMA           IRAIDA LIM  549 VILABELLA AVENU        CORAL GABLES       FL     33146      $279,603.50
  600057401     RODRIGUEZ      OLGA N ROD  361 NW122 AVENUE           MIAMI              FL     33182      $226,659.60
  600057402     KITSIGIANIS    SMARAGDA K  150S VALLEY VIEW PLA       ANAHEIM            CA     92807      $374,520.10


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057389     GHOSSEIN       JANET K GH    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057390     MACRI          STEPHEN MA    8.500      .250    8.250     .0450     8.205     01/01/2027
  600057391     PARKER         SANDY E PA    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057392     VAKKALAGADDA   SHOBA G VA    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057393     KILCHENSTEIN   STEPHANIE     7.500      .250    7.250     .0450     7.205     01/01/2027
  600057394     CONRAD         TAMMY L CO    8.125      .250    7.875     .0450     7.830     02/01/2026
  600057395     VEITENHAUS     THOMAS A V    8.250      .250    8.000     .0450     7.955     11/01/2025
  600057396     WEILAND        ELSIE E WE    8.125      .250    7.875     .0450     7.830     02/01/2026
  600057397     SINGH          USHA SINGH    8.500      .250    8.250     .0450     8.205     08/01/2026
  600057398     MURPHY         SUZANNE C     8.375      .250    8.125     .0450     8.080     11/01/2026
  600057399     COTRUFO  JR    RAYMOND CO    8.750      .250    8.500     .0450     8.455     12/01/2026
  600057400     LIMA           IRAIDA LIM    7.750      .250    7.500     .0450     7.455     12/01/2026
  600057401     RODRIGUEZ      OLGA N ROD    8.250      .250    8.000     .0450     7.955     12/01/2026
  600057402     KITSIGIANIS    SMARAGDA K    8.250      .250    8.000     .0450     7.955     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057389     GHOSSEIN       JANET K GH  6911412                    $1,907.79                  02/01/1997             360
  600057390     MACRI          STEPHEN MA  6914862                    $2,260.61                  02/01/1997             360
  600057391     PARKER         SANDY E PA  6917302                    $1,973.83                  02/01/1997             360
  600057392     VAKKALAGADDA   SHOBA G VA  6917462                    $1,866.10                  02/01/1997             360
  600057393     KILCHENSTEIN   STEPHANIE   6926312                    $1,914.10                  02/01/1997             360
  600057394     CONRAD         TAMMY L CO  7020024                    $1,929.26                  02/01/1997             349
  600057395     VEITENHAUS     THOMAS A V  7024790                    $4,452.84                  02/01/1997             348
  600057396     WEILAND        ELSIE E WE  7032482                    $2,291.21                  02/01/1997             350
  600057397     SINGH          USHA SINGH  7045504                    $3,085.13                  02/01/1997             355
  600057398     MURPHY         SUZANNE C   7056479                    $1,929.06                  02/01/1997             360
  600057399     COTRUFO  JR    RAYMOND CO  7057465                    $2,153.60                  02/01/1997             360
  600057400     LIMA           IRAIDA LIM  7058280                    $2,005.95                  02/01/1997             360
  600057401     RODRIGUEZ      OLGA N ROD  7059488                    $1,705.00         1        02/01/1997             360
  600057402     KITSIGIANIS    SMARAGDA K  7060274                    $2,817.25                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057389     GHOSSEIN       JANET K GH   .00       .00       .00       .000        .250          .295      $340,000.00    N
  600057390     MACRI          STEPHEN MA   .00       .00       .00       .000        .250          .295      $395,000.00    N
  600057391     PARKER         SANDY E PA   .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057392     VAKKALAGADDA   SHOBA G VA   .00       .00       .00       .000        .250          .295      $329,575.00    N
  600057393     KILCHENSTEIN   STEPHANIE    .00       .00       .00       .000        .250          .295      $365,000.00    N
  600057394     CONRAD         TAMMY L CO   .00       .00       .00       .000        .250          .295      $381,500.00    N
  600057395     VEITENHAUS     THOMAS A V   .00       .00       .00       .000        .250          .295      $735,299.00    N
  600057396     WEILAND        ELSIE E WE   .00       .00       .00       .000        .250          .295      $490,000.00    N
  600057397     SINGH          USHA SINGH   .00       .00       .00       .000        .250          .295      $500,000.00    N
  600057398     MURPHY         SUZANNE C    .00       .00       .00       .000        .250          .295      $317,300.00    N
  600057399     COTRUFO  JR    RAYMOND CO   .00       .00       .00       .000        .250          .295      $365,000.00    N
  600057400     LIMA           IRAIDA LIM   .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057401     RODRIGUEZ      OLGA N ROD   .00       .00       .00       .000        .250          .295      $255,000.00    N
  600057402     KITSIGIANIS    SMARAGDA K   .00       .00       .00       .000        .250          .295      $500,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057403     PATRICK        JANE T PAT  1844 COMMDORE PT DR        ORANGE PARK        FL     32073      $284,798.90
  600057404     SMITH          ANNE C SMI  3433 SW 53 COURT           HOLLYWOOD          FL     33312      $218,614.00
  600057405     TOLSON         CASSANDRA   1201 MERGANSER COURT       UPPER MARLBORO     MD     20772      $278,643.00
  600057406     TANNER         MARIA M TA  4167 KIRKALDY DRIVE        PALM HARBOR        FL     34685      $225,444.70
  600057407     GORSUCH        ELIZABETH   1895 OSPREY BLF BLVD       ORANGE PARK        FL     32073      $247,342.20
  600057408     MOLINA         ALEXANDER   3367 BENNETT DRIVE         LOS ANGELES        CA     90068      $225,318.60
  600057409     SWIATKOWSKI    JOSEPH R S  5019 CHERRY LAUREL W       SARASOTA           FL     34241      $231,848.20
  600057410     GLASS          GREGORY GL  63 BROOKDALE AVENU         NEW ROCHELLE       NY     10801      $246,861.50
  600057411     ZALDIVAR       MAYRA P ZA  13250 SW 72 AVENUE         MIAMI              FL     33156      $297,789.70
  600057412     TRIGLIA        CHRISTYN N  2204 EAST VISTA CANY       ORANGE             CA     92867      $308,224.80
  600057413     VALENTINO      SUSAN H VA  779 WEST MELROSE AV        CHICAGO            IL     60657      $223,803.50
  600057414     TRUONG         VIEN TINH   2769 S CARLTON PLACE       ROWLAND HEIGHTS    CA     91748      $319,690.70
  600057415     BURNS          KIMBERLEY   2903 CANTEGRA GLEN         ESCONDIDO          CA     92025      $275,655.70
  600057416     ALFANNO        OMAR ALFAN  15720 S W 93 STREET        MIAMI              FL     33196      $250,295.30


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057403     PATRICK        JANE T PAT    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057404     SMITH          ANNE C SMI    8.375      .250    8.125     .0450     8.080     01/01/2027
  600057405     TOLSON         CASSANDRA     8.250      .250    8.000     .0450     7.955     12/01/2026
  600057406     TANNER         MARIA M TA    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057407     GORSUCH        ELIZABETH     8.250      .250    8.000     .0450     7.955     01/01/2027
  600057408     MOLINA         ALEXANDER     8.375      .250    8.125     .0450     8.080     12/01/2026
  600057409     SWIATKOWSKI    JOSEPH R S    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057410     GLASS          GREGORY GL    8.875      .250    8.625     .0450     8.580     01/01/2027
  600057411     ZALDIVAR       MAYRA P ZA    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057412     TRIGLIA        CHRISTYN N    8.500      .250    8.250     .0450     8.205     12/01/2026
  600057413     VALENTINO      SUSAN H VA    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057414     TRUONG         VIEN TINH     8.125      .250    7.875     .0450     7.830     01/01/2027
  600057415     BURNS          KIMBERLEY     8.375      .250    8.125     .0450     8.080     12/01/2026
  600057416     ALFANNO        OMAR ALFAN    8.500      .250    8.250     .0450     8.205     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057403     PATRICK        JANE T PAT  7060423                    $2,041.77         1        02/01/1997             360
  600057404     SMITH          ANNE C SMI  7061631                    $1,662.66        12        02/01/1997             360
  600057405     TOLSON         CASSANDRA   7061950                    $2,096.04         7        02/01/1997             360
  600057406     TANNER         MARIA M TA  7062053                    $1,635.76                  02/01/1997             360
  600057407     GORSUCH        ELIZABETH   7062328                    $1,859.38        18        02/01/1997             360
  600057408     MOLINA         ALEXANDER   7062401                    $1,714.73                  02/01/1997             360
  600057409     SWIATKOWSKI    JOSEPH R S  7062775                    $1,722.59                  02/01/1997             360
  600057410     GLASS          GREGORY GL  7062867                    $1,965.25         2        02/01/1997             360
  600057411     ZALDIVAR       MAYRA P ZA  7063951                    $2,134.91                  02/01/1997             360
  600057412     TRIGLIA        CHRISTYN N  7063967                    $2,372.87         7        02/01/1997             360
  600057413     VALENTINO      SUSAN H VA  7064415                    $1,662.83                  02/01/1997             360
  600057414     TRUONG         VIEN TINH   7064490                    $2,375.25                  02/01/1997             360
  600057415     BURNS          KIMBERLEY   7064612                    $2,097.80                  02/01/1997             360
  600057416     ALFANNO        OMAR ALFAN  7064672                    $1,926.90         7        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057403     PATRICK        JANE T PAT   .00       .00       .00       .000        .250          .295      $325,000.00    N
  600057404     SMITH          ANNE C SMI   .00       .00       .00       .000        .250          .295      $230,314.00    N
  600057405     TOLSON         CASSANDRA    .00       .00       .00       .000        .250          .295      $320,000.00    N
  600057406     TANNER         MARIA M TA   .00       .00       .00       .000        .250          .295      $282,000.00    N
  600057407     GORSUCH        ELIZABETH    .00       .00       .00       .000        .250          .295      $275,000.00    N
  600057408     MOLINA         ALEXANDER    .00       .00       .00       .000        .250          .295      $282,000.00    N
  600057409     SWIATKOWSKI    JOSEPH R S   .00       .00       .00       .000        .250          .295      $290,000.00    N
  600057410     GLASS          GREGORY GL   .00       .00       .00       .000        .250          .295      $260,000.00    N
  600057411     ZALDIVAR       MAYRA P ZA   .00       .00       .00       .000        .250          .295      $372,500.00    N
  600057412     TRIGLIA        CHRISTYN N   .00       .00       .00       .000        .250          .295      $342,900.00    N
  600057413     VALENTINO      SUSAN H VA   .00       .00       .00       .000        .250          .295      $301,000.00    N
  600057414     TRUONG         VIEN TINH    .00       .00       .00       .000        .250          .295      $399,900.00    N
  600057415     BURNS          KIMBERLEY    .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057416     ALFANNO        OMAR ALFAN   .00       .00       .00       .000        .250          .295      $278,533.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057417     ANDERKO        CYNTHIA A   5 LEEDS COURT              LINCOLNSHIRE       IL     60045      $322,087.30
  600057418     BLACK          PAMELA M B  2451 DELANOY AVENUE        BRONX              NY     10469      $223,121.60
  600057419     VRETTOS        JANET VRET  72 DOWNFIELD WAY           COTO DE CAZA AR    CA     92679      $307,577.20
  600057420     NATHANSON      PHILIP NAT  1007S CATALINA AVENUE      REDONDO BEACH      CA     90277      $239,668.60
  600057421     CHANG          YING-YIN C  515 VALLOMBROSA DRI        PASADENA AREA      CA     91107      $547,243.30
  600057422     DIGIACOMO      PAULA DIGI  12 SHELTON STREET          HARRISON           NY     10528      $299,831.80
  600057423     TAMASHIRO      LORRAINE L  27360 SHELBURNE DRIVE      VALENCIA AREA      CA     91354      $275,810.10
  600057424     CAHOON         JUDY K CAH  605 OLIVE DRIVE            SAN MARCOS         CA     92069      $247,833.60
  600057425     PHILLIPS       PATRICIA E  532 SAN BENITO AVEN        LOS GATOS          CA     95030      $319,762.50
  600057426     VIERA          KAREN VIER  12025 SW 77 TERRACE        MIAMI              FL     33183      $256,022.00
  600057427     LOUIE          ROGER A LO  616 9TH AVENUE             SAN FRANCISCO      CA     94118      $239,035.40
  600057428     BORGES         JUAN ROBER  760 ANASTASIA AVENU        CORAL GABLES       FL     33134      $649,541.20
  600057429     BOND           MERLE DUNS  735S 1ST STREET  #20       KIRKLAND           WA     98033      $311,600.70
  600057430     FABRIZI        RICHARD J   5791S LEELAND STREET       ST PETERSBURG      FL     33715      $234,186.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057417     ANDERKO        CYNTHIA A     8.250      .250    8.000     .0450     7.955     12/01/2026
  600057418     BLACK          PAMELA M B    8.750      .250    8.500     .0450     8.455     01/01/2027
  600057419     VRETTOS        JANET VRET    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057420     NATHANSON      PHILIP NAT    7.875      .250    7.625     .0450     7.580     12/01/2026
  600057421     CHANG          YING-YIN C    7.875      .250    7.625     .0450     7.580     12/01/2026
  600057422     DIGIACOMO      PAULA DIGI    8.875      .250    8.625     .0450     8.580     01/01/2027
  600057423     TAMASHIRO      LORRAINE L    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057424     CAHOON         JUDY K CAH    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057425     PHILLIPS       PATRICIA E    7.500      .250    7.250     .0450     7.205     01/01/2027
  600057426     VIERA          KAREN VIER    8.250      .250    8.000     .0450     7.955     12/01/2026
  600057427     LOUIE          ROGER A LO    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057428     BORGES         JUAN ROBER    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057429     BOND           MERLE DUNS    8.250      .250    8.000     .0450     7.955     12/01/2026
  600057430     FABRIZI        RICHARD J     7.875      .250    7.625     .0450     7.580     12/01/2016


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057417     ANDERKO        CYNTHIA A   7064717                    $2,422.84                  02/01/1997             360
  600057418     BLACK          PAMELA M B  7065002                    $1,756.31         2        02/01/1997             360
  600057419     VRETTOS        JANET VRET  7065045                    $2,178.59                  02/01/1997             360
  600057420     NATHANSON      PHILIP NAT  7065278                    $1,740.17                  02/01/1997             360
  600057421     CHANG          YING-YIN C  7065864                    $3,973.39                  02/01/1997             360
  600057422     DIGIACOMO      PAULA DIGI  7065933                    $2,386.94                  02/01/1997             360
  600057423     TAMASHIRO      LORRAINE L  7065953                    $2,001.20                  02/01/1997             360
  600057424     CAHOON         JUDY K CAH  7066041                    $1,819.74                  02/01/1997             360
  600057425     PHILLIPS       PATRICIA E  7066194                    $2,237.49                  02/01/1997             360
  600057426     VIERA          KAREN VIER  7066586                    $1,925.87                  02/01/1997             360
  600057427     LOUIE          ROGER A LO  7066596                    $1,734.37                  02/01/1997             360
  600057428     BORGES         JUAN ROBER  7066853                    $4,656.68                  02/01/1997             360
  600057429     BOND           MERLE DUNS  7067079                    $2,343.96                  02/01/1997             360
  600057430     FABRIZI        RICHARD J   7067094                    $1,947.39                  02/01/1997             240


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057417     ANDERKO        CYNTHIA A    .00       .00       .00       .000        .250          .295      $548,000.00    N
  600057418     BLACK          PAMELA M B   .00       .00       .00       .000        .250          .295      $235,000.00    N
  600057419     VRETTOS        JANET VRET   .00       .00       .00       .000        .250          .295      $384,759.00    N
  600057420     NATHANSON      PHILIP NAT   .00       .00       .00       .000        .250          .295      $308,000.00    N
  600057421     CHANG          YING-YIN C   .00       .00       .00       .000        .250          .295      $685,000.00    N
  600057422     DIGIACOMO      PAULA DIGI   .00       .00       .00       .000        .250          .295      $425,000.00    N
  600057423     TAMASHIRO      LORRAINE L   .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057424     CAHOON         JUDY K CAH   .00       .00       .00       .000        .250          .295      $310,000.00    N
  600057425     PHILLIPS       PATRICIA E   .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057426     VIERA          KAREN VIER   .00       .00       .00       .000        .250          .295      $343,000.00    N
  600057427     LOUIE          ROGER A LO   .00       .00       .00       .000        .250          .295      $299,000.00    N
  600057428     BORGES         JUAN ROBER   .00       .00       .00       .000        .250          .295      $875,000.00    N
  600057429     BOND           MERLE DUNS   .00       .00       .00       .000        .250          .295      $470,000.00    N
  600057430     FABRIZI        RICHARD J    .00       .00       .00       .000        .250          .295      $364,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057431     MAYS           MARY L MAY  51 JOHN OWINGS ROA         WESTMINSTER        MD     21157      $323,840.70
  600057433     PARK           DAVID M PA  15 LAWN RIDGE              DOVE CANYON ARE    CA     92679      $328,185.20
  600057434     CHABAN         SOFIA CHAB  1359 29TH AVENUE           SAN FRANCISCO      CA     94122      $259,834.20
  600057435     MOYER          BARBARA A   5076W CHRISTENSEN DRI      LITTLETON          CO     80123      $494,659.30
  600057436     MARTIN         DENNIS E M  4960 MATTOS DRIVE          FREMONT            CA     94536      $283,799.60
  600057437     SMITH          ANDREA K S  2580 CHRISTAIN DRIVE       CHASKA             MN     55318      $271,703.20
  600057438     LIN            YU-CHWIN L  1835 SHARON PLACE          SAN MARINO         CA     91108      $369,489.10
  600057439     WENDT          SUSAN A WE  17301 SOLIE ROAD           ODESSA             FL     33556      $299,798.70
  600057440     CONRAD         ALANNA CON  201 BRADBURY LANE          REDWOOD CITY       CA     94061      $387,733.00
  600057441     EL-ZIQ         BASIMA A E  12871 PIERCE ROAD          SARATOGA           CA     95070      $499,664.50
  600057442     HAPNER         MARK W HAP  595 BROOKS AVE             SAN JOSE           CA     95125      $243,844.40
  600057443     SAVAGE         CYDNEY ELL  1648 CAPITANCELLOS P       SAN JOSE           CA     95120      $411,709.20
  600057444     RICCIARDULLI   LOIS M RIC  1295 BUENOS AVENUE         SAN DIEGO          CA     92110      $290,519.30
  600057445     HOLMES         MARY K HOL  12102 PLUMAS DRIVE         SARATOGA           CA     95070      $359,739.40


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057431     MAYS           MARY L MAY    7.750      .250    7.500     .0450     7.455     12/01/2026
  600057433     PARK           DAVID M PA    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057434     CHABAN         SOFIA CHAB    8.250      .250    8.000     .0450     7.955     01/01/2027
  600057435     MOYER          BARBARA A     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057436     MARTIN         DENNIS E M    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057437     SMITH          ANDREA K S    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057438     LIN            YU-CHWIN L    7.875      .250    7.625     .0450     7.580     12/01/2026
  600057439     WENDT          SUSAN A WE    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057440     CONRAD         ALANNA CON    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057441     EL-ZIQ         BASIMA A E    8.000      .250    7.750     .0450     7.705     01/01/2027
  600057442     HAPNER         MARK W HAP    8.250      .250    8.000     .0450     7.955     01/01/2027
  600057443     SAVAGE         CYDNEY ELL    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057444     RICCIARDULLI   LOIS M RIC    8.375      .250    8.125     .0450     8.080     01/01/2027
  600057445     HOLMES         MARY K HOL    7.625      .250    7.375     .0450     7.330     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057431     MAYS           MARY L MAY  7067096                    $2,323.33                  02/01/1997             360
  600057433     PARK           DAVID M PA  7067744                    $2,438.37        14        02/01/1997             360
  600057434     CHABAN         SOFIA CHAB  7067864                    $1,953.30                  02/01/1997             360
  600057435     MOYER          BARBARA A   7067948                    $3,589.10                  02/01/1997             360
  600057436     MARTIN         DENNIS E M  7068136                    $2,034.62                  02/01/1997             360
  600057437     SMITH          ANDREA K S  7068234                    $1,924.50                  02/01/1997             360
  600057438     LIN            YU-CHWIN L  7068279                    $2,682.76                  02/01/1997             360
  600057439     WENDT          SUSAN A WE  7068312                    $2,201.29                  02/01/1997             360
  600057440     CONRAD         ALANNA CON  7068460                    $2,813.27                  02/01/1997             360
  600057441     EL-ZIQ         BASIMA A E  7068613                    $3,668.83                  02/01/1997             360
  600057442     HAPNER         MARK W HAP  7068637                    $1,833.10                  02/01/1997             360
  600057443     SAVAGE         CYDNEY ELL  7068656                    $2,951.62                  02/01/1997             360
  600057444     RICCIARDULLI   LOIS M RIC  7068665                    $2,209.53                  02/01/1997             360
  600057445     HOLMES         MARY K HOL  7068901                    $2,548.06                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057431     MAYS           MARY L MAY   .00       .00       .00       .000        .250          .295      $550,000.00    N
  600057433     PARK           DAVID M PA   .00       .00       .00       .000        .250          .295      $364,900.00    N
  600057434     CHABAN         SOFIA CHAB   .00       .00       .00       .000        .250          .295      $325,000.00    N
  600057435     MOYER          BARBARA A    .00       .00       .00       .000        .250          .295      $655,000.00    N
  600057436     MARTIN         DENNIS E M   .00       .00       .00       .000        .250          .295      $355,000.00    N
  600057437     SMITH          ANDREA K S   .00       .00       .00       .000        .250          .295      $340,000.00    N
  600057438     LIN            YU-CHWIN L   .00       .00       .00       .000        .250          .295      $475,000.00    N
  600057439     WENDT          SUSAN A WE   .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057440     CONRAD         ALANNA CON   .00       .00       .00       .000        .250          .295      $485,000.00    N
  600057441     EL-ZIQ         BASIMA A E   .00       .00       .00       .000        .250          .295      $755,000.00    N
  600057442     HAPNER         MARK W HAP   .00       .00       .00       .000        .250          .295      $330,000.00    N
  600057443     SAVAGE         CYDNEY ELL   .00       .00       .00       .000        .250          .295      $515,000.00    N
  600057444     RICCIARDULLI   LOIS M RIC   .00       .00       .00       .000        .250          .295      $370,000.00    N
  600057445     HOLMES         MARY K HOL   .00       .00       .00       .000        .250          .295      $495,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057446     KELLY          DEIRDRE A   23462 SKYVIEW TERRACE      LOS GATOS          CA     95030      $323,771.30
  600057447     AUSTRIA        MARY ANN A  2708 ROYALVALE WAY         SAN JOSE           CA     95132      $218,357.10
  600057448     ZIMMERMAN      GRACE A ZI  544 BONAIR STREET          SAN DIEGO          CA     92037      $269,636.50
  600057450     JOINER         ROBERTA JO  141 ALITOS DRIVE           WATSONVILLE        CA     95076      $359,764.50
  600057451     BEESON         CATHY ANN   6309 CASTEJON DRIVE        LA JOLLA           CA     92037      $464,688.00
  600057452     AERTKER        JOHANE L A  2625 WHITE ROCK LANE       COLORADO SPRING    CO     80904      $369,732.20
  600057453     MCANERNEY      DANIELLE A  120 VISTA MAR COURT        APTOS              CA     95003      $239,843.00
  600057454     IRAZABAL       MARIA R IR  6459 WOODRIDGE ROAD        ALEXANDRIA         VA     22312      $235,660.80
  600057455     HENSON         KATHERINE   4240 IRON DUKE COURT       DULUTH             GA     30136      $426,049.10
  600057456     PFEIL          ROBERT D P  14847 WATTERS DRIVE        SAN JOSE           CA     95127      $223,046.40
  600057457     BERENSON       VIRGINIA B  435S LAUREL TREE DR        ANAHEIM            CA     92808      $246,857.90
  600057458     DOERR          LAURIE A D  1711 KINGS ROAD            VISTA              CA     92084      $254,820.00
  600057459     PEIRCE         JEFFREY B   1734 MERMAID DRIVE         SAN PEDRO AREA     CA     90732      $283,194.90
  600057460     RIDER          KAREN S RI  2770  BLACK CANYON RO      COLORADO SPRING    CO     80904      $302,780.70


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057446     KELLY          DEIRDRE A     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057447     AUSTRIA        MARY ANN A    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057448     ZIMMERMAN      GRACE A ZI    8.000      .250    7.750     .0450     7.705     12/01/2026
  600057450     JOINER         ROBERTA JO    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057451     BEESON         CATHY ANN     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057452     AERTKER        JOHANE L A    7.625      .250    7.375     .0450     7.330     01/01/2027
  600057453     MCANERNEY      DANIELLE A    8.125      .250    7.875     .0450     7.830     01/01/2027
  600057454     IRAZABAL       MARIA R IR    8.625      .250    8.375     .0450     8.330     01/01/2027
  600057455     HENSON         KATHERINE     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057456     PFEIL          ROBERT D P    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057457     BERENSON       VIRGINIA B    8.750      .250    8.500     .0450     8.455     01/01/2027
  600057458     DOERR          LAURIE A D    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057459     PEIRCE         JEFFREY B     7.625      .250    7.375     .0450     7.330     01/01/2027
  600057460     RIDER          KAREN S RI    7.625      .250    7.375     .0450     7.330     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057446     KELLY          DEIRDRE A   7069023                    $2,321.18                  02/01/1997             360
  600057447     AUSTRIA        MARY ANN A  7069143                    $1,622.36        18        02/01/1997             360
  600057448     ZIMMERMAN      GRACE A ZI  7069205                    $1,981.17                  02/01/1997             360
  600057450     JOINER         ROBERTA JO  7069371                    $2,672.99                  02/01/1997             360
  600057451     BEESON         CATHY ANN   7069445                    $3,412.01                  02/01/1997             360
  600057452     AERTKER        JOHANE L A  7069526                    $2,618.84                  02/01/1997             360
  600057453     MCANERNEY      DANIELLE A  7069571                    $1,782.00                  02/01/1997             360
  600057454     IRAZABAL       MARIA R IR  7069647                    $1,834.03         7        02/01/1997             360
  600057455     HENSON         KATHERINE   7069774                    $3,054.43                  02/01/1997             360
  600057456     PFEIL          ROBERT D P  7069916                    $1,618.36                  02/01/1997             360
  600057457     BERENSON       VIRGINIA B  7069972                    $1,943.16                  02/01/1997             360
  600057458     DOERR          LAURIE A D  7070274                    $1,826.86                  02/01/1997             360
  600057459     PEIRCE         JEFFREY B   7070352                    $2,005.89         7        02/01/1997             360
  600057460     RIDER          KAREN S RI  7070497                    $2,144.62                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057446     KELLY          DEIRDRE A    .00       .00       .00       .000        .250          .295      $405,000.00    N
  600057447     AUSTRIA        MARY ANN A   .00       .00       .00       .000        .250          .295      $230,000.00    N
  600057448     ZIMMERMAN      GRACE A ZI   .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057450     JOINER         ROBERTA JO   .00       .00       .00       .000        .250          .295      $491,000.00    N
  600057451     BEESON         CATHY ANN    .00       .00       .00       .000        .250          .295      $583,000.00    N
  600057452     AERTKER        JOHANE L A   .00       .00       .00       .000        .250          .295      $505,000.00    N
  600057453     MCANERNEY      DANIELLE A   .00       .00       .00       .000        .250          .295      $300,000.00    N
  600057454     IRAZABAL       MARIA R IR   .00       .00       .00       .000        .250          .295      $262,000.00    N
  600057455     HENSON         KATHERINE    .00       .00       .00       .000        .250          .295      $532,967.00    N
  600057456     PFEIL          ROBERT D P   .00       .00       .00       .000        .250          .295      $279,000.00    N
  600057457     BERENSON       VIRGINIA B   .00       .00       .00       .000        .250          .295      $330,000.00    N
  600057458     DOERR          LAURIE A D   .00       .00       .00       .000        .250          .295      $365,000.00    N
  600057459     PEIRCE         JEFFREY B    .00       .00       .00       .000        .250          .295      $315,000.00    N
  600057460     RIDER          KAREN S RI   .00       .00       .00       .000        .250          .295      $500,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  02/19/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:35:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/19/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----     ----------
  600057461     FOWLER         LAUREN BUR   1967 E LANCASTER ROAD     FREELAND           WA     98249     $285,098.60
  600057462     KIM            CHUNG SOOK   2949 SE81ST PLACE #C3     MERCER ISLAND      WA     98040     $343,763.30
  600057463     BRABAND        KATHLEEN M   5 WHITE CLIFF             LAGUNA NIGUEL      CA     92677     $333,992.30
  600057464     KRISHNAN       HEMACHANDR   2398 HERRONWOOD DR.       BLOOMFIELD TWP     MI     48302     $524,705.70
  600057465     MADHAVAN       JAYA MADHA   2393 HERONWOOD DRIVE      BLOOMFIELD TWP     MI     48302     $579,025.20
  600057522     KJELLSEN                    7085 PLACIT POINTE COURT  CALEDONIA          MI     49316     $266,330.06
  600057526     CHILDS                      2108 KNOLLWOOD AVENUE     LEAGUE CITY        TX     77573      $61,453.20
  600057527     RICHARDS                    6020 CLAREMONT CR         LANSING            MI     48917     $314,809.17
  600057529     VREDEVEL                    2233 KNOLLPOINT NE        ADA                MI     49301     $331,803.99
  600057530     EMDE                        10 VAUGHN CROSSING        BLOOMFIELD HILL    MI     48304     $549,649.28
  600057531     KNOL                        1778 SNOWBERRY RIDGE RD   ANN ARBOR          MI     48103     $230,632.95
  600057535     RUBIO                       127 EAST RIVO ALTO DRIV   MIAMI BEACH        FL     33139     $474,689.28
  600057536     LANE                        1735 MAPLE LEAF DRIVE     WINDERMERE         FL     34786     $243,032.63
  600057538     PISANI                      1301 KING JAMES AVENUE    ST CHARLES         IL     60174     $264,677.79


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057461     FOWLER         LAUREN BUR    7.750      .250    7.500     .0450     7.455     01/01/2027
  600057462     KIM            CHUNG SOOK    7.875      .250    7.625     .0450     7.580     01/01/2027
  600057463     BRABAND        KATHLEEN M    8.375      .250    8.125     .0450     8.080     01/01/2027
  600057464     KRISHNAN       HEMACHANDR    8.875      .250    8.625     .0450     8.580     01/01/2027
  600057465     MADHAVAN       JAYA MADHA    8.875      .250    8.625     .0450     8.580     01/01/2027
  600057522     KJELLSEN                     8.250      .250    8.000     .0450     7.955     01/01/2027
  600057526     CHILDS                       7.375      .250    7.125     .0450     7.080     01/01/2027
  600057527     RICHARDS                     8.500      .250    8.250     .0450     8.205     01/01/2027
  600057529     VREDEVEL                     8.625      .250    8.375     .0450     8.330     01/01/2027
  600057530     EMDE                         8.250      .250    8.000     .0450     7.955     01/01/2027
  600057531     KNOL                         7.625      .250    7.375     .0450     7.330     01/01/2027
  600057535     RUBIO                        8.125      .250    7.875     .0450     7.830     01/01/2027
  600057536     LANE                         7.875      .250    7.625     .0450     7.580     01/01/2027
  600057538     PISANI                       8.500      .250    8.250     .0450     8.205     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057461     FOWLER         LAUREN BUR  7070732                    $2,043.93         1        02/01/1997             360
  600057462     KIM            CHUNG SOOK  7071082                    $2,494.24                  02/01/1997             360
  600057463     BRABAND        KATHLEEN M  7071253                    $2,540.17                  02/01/1997             360
  600057464     KRISHNAN       HEMACHANDR  7071587                    $4,177.14                  02/01/1997             360
  600057465     MADHAVAN       JAYA MADHA  7071589                    $4,609.57                  02/01/1997             360
  600057522     KJELLSEN                   0902645                    $2,002.13                  02/01/1997             360
  600057526     CHILDS                     0903878                      $424.77                  02/01/1997             360
  600057527     RICHARDS                   0904024                    $2,422.08        12        02/01/1997             360
  600057529     VREDEVEL                   0904439                    $2,582.26                  02/01/1997             360
  600057530     EMDE                       0904492                    $4,131.97                  02/01/1997             360
  600057531     KNOL                       0904581                    $1,633.59                  02/01/1997             360
  600057535     RUBIO                      0905272                    $3,526.87                  02/01/1997             360
  600057536     LANE                       0905296                    $1,763.37         1        02/01/1997             360
  600057538     PISANI                     0905433                    $2,037.62                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057461     FOWLER         LAUREN BUR   .00       .00       .00       .000        .250          .295      $317,000.00    N
  600057462     KIM            CHUNG SOOK   .00       .00       .00       .000        .250          .295      $440,000.00    N
  600057463     BRABAND        KATHLEEN M   .00       .00       .00       .000        .250          .295      $420,000.00    N
  600057464     KRISHNAN       HEMACHANDR   .00       .00       .00       .000        .250          .295      $770,000.00    N
  600057465     MADHAVAN       JAYA MADHA   .00       .00       .00       .000        .250          .295      $780,000.00    N
  600057522     KJELLSEN                    .00       .00       .00       .000        .250          .295      $375,000.00    N
  600057526     CHILDS                      .00       .00       .00       .000        .250          .295       $76,900.00    N
  600057527     RICHARDS                    .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057529     VREDEVEL                    .00       .00       .00       .000        .250          .295      $415,000.00    N
  600057530     EMDE                        .00       .00       .00       .000        .250          .295      $750,000.00    N
  600057531     KNOL                        .00       .00       .00       .000        .250          .295      $288,500.00    N
  600057535     RUBIO                       .00       .00       .00       .000        .250          .295      $625,000.00    N
  600057536     LANE                        .00       .00       .00       .000        .250          .295      $256,000.00    N
  600057538     PISANI                      .00       .00       .00       .000        .250          .295      $337,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  02/19/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:35:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/19/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057543     FEENSTRA                   547 NORTHRIDGE             HOLLAND            MI     49423      $274,815.48
  600057544     KREI                       935 CAMBRIDGE DRIVE SE     EAST GRAND RAPI    MI     49506      $349,504.36
  600057546     DWYER                      4154 WILDWOOD LANE         LONG GROVE         IL     60047      $281,620.30
  600057547     MCCUNE                     843 PRAIRIE LAWN ROAD      GLENVIEW           IL     60025      $332,776.56
  600057548     JOHNSON                    3070 LAKE ELMO AVENUE NO   LAKE ELMO          MN     55042      $299,798.71
  600057549     AARANSON                   1334 BENTLEY PLACE DRIVE   CHESTERFIELD       MO     63005      $375,828.41
  600057550     CHEN                       505 N LAKE SHORE DR        CHICAGO            IL     60611      $227,858.29
  600057552     CASPER                     5236 WEST 107TH STREET     OAK LAWN           IL     60453      $264,411.20
  600057555     ROBINSON                   1118 NORTH WOODBINE AVEN   OAK PARK           IL     60302      $395,740.96
  600057556     MARCHESE                   60 CARDINAL LANE           ROSELLE            IL     60172      $279,812.13
  600057557     ROE                        38240 CASHMORE ROAD        WADSWORTH          IL     60083      $346,261.54
  600057558     VRUNO                      1 N 500 TURNBERRY LAN      WINFIELD           IL     60190      $412,256.46
  600057559     HELLER                     475 SOMERSET HILLS COUR    RIVERWOODS         IL     60015      $564,630.41
  600057560     PITTMAN                    297 ADELIA                 ELMHURST           IL     60126      $266,631.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057543     FEENSTRA                     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057544     KREI                         7.750      .250    7.500     .0450     7.455     12/01/2026
  600057546     DWYER                        8.000      .250    7.750     .0450     7.705     12/01/2026
  600057547     MCCUNE                       8.000      .250    7.750     .0450     7.705     01/01/2027
  600057548     JOHNSON                      8.000      .250    7.750     .0450     7.705     01/01/2027
  600057549     AARANSON                     8.000      .250    7.750     .0450     7.705     12/01/2026
  600057550     CHEN                         8.375      .250    8.125     .0450     8.080     01/01/2027
  600057552     CASPER                       8.250      .250    8.000     .0450     7.955     12/01/2026
  600057555     ROBINSON                     8.125      .250    7.875     .0450     7.830     01/01/2027
  600057556     MARCHESE                     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057557     ROE                          7.875      .250    7.625     .0450     7.580     01/01/2027
  600057558     VRUNO                        8.625      .250    8.375     .0450     8.330     01/01/2027
  600057559     HELLER                       8.125      .250    7.875     .0450     7.830     01/01/2027
  600057560     PITTMAN                      7.875      .250    7.625     .0450     7.580     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057543     FEENSTRA                   0905921                    $2,017.85                  02/01/1997             360
  600057544     KREI                       0906005                    $2,507.44                  02/01/1997             360
  600057546     DWYER                      0906276                    $2,069.22                  02/01/1997             360
  600057547     MCCUNE                     0906282                    $2,443.44                  02/01/1997             360
  600057548     JOHNSON                    0906314                    $2,201.29                  02/01/1997             360
  600057549     AARANSON                   0906317                    $2,765.19                  02/01/1997             360
  600057550     CHEN                       0906339                    $1,732.96                  02/01/1997             360
  600057552     CASPER                     0906347                    $1,988.98        12        02/01/1997             360
  600057555     ROBINSON                   0906490                    $2,940.29        12        02/01/1997             360
  600057556     MARCHESE                   0906556                    $2,054.54                  02/01/1997             360
  600057557     ROE                        0906562                    $2,512.37                  02/01/1997             360
  600057558     VRUNO                      0906579                    $3,208.38                  02/01/1997             360
  600057559     HELLER                     0906582                    $4,195.11                  02/01/1997             360
  600057560     PITTMAN                    0906599                    $1,935.94                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057543     FEENSTRA                    .00       .00       .00       .000        .250          .295      $450,000.00    N
  600057544     KREI                        .00       .00       .00       .000        .250          .295      $470,000.00    N
  600057546     DWYER                       .00       .00       .00       .000        .250          .295      $504,000.00    N
  600057547     MCCUNE                      .00       .00       .00       .000        .250          .295      $450,000.00    N
  600057548     JOHNSON                     .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057549     AARANSON                    .00       .00       .00       .000        .250          .295      $473,000.00    N
  600057550     CHEN                        .00       .00       .00       .000        .250          .295      $285,000.00    N
  600057552     CASPER                      .00       .00       .00       .000        .250          .295      $294,180.00    N
  600057555     ROBINSON                    .00       .00       .00       .000        .250          .295      $446,000.00    N
  600057556     MARCHESE                    .00       .00       .00       .000        .250          .295      $380,000.00    N
  600057557     ROE                         .00       .00       .00       .000        .250          .295      $435,000.00    N
  600057558     VRUNO                       .00       .00       .00       .000        .250          .295      $612,440.00    N
  600057559     HELLER                      .00       .00       .00       .000        .250          .295      $800,000.00    N
  600057560     PITTMAN                     .00       .00       .00       .000        .250          .295      $390,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  02/19/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:35:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/19/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057561     NORRIS                     132 WINDSOR COURT          DEERFIELD          IL     60015      $430,404.83
  600057562     MATTAX J                   3870 EAST FORREST RIDGE    ROGERSVILLE        MO     65742      $471,691.24
  600057563     ZARACH                     1306 BONITA DRIVE          PARK RIDGE         IL     60068      $280,816.18
  600057564     LAMPERT                    650 BLACKSTONE PLACE       HIGHLAND PARK      IL     60035      $263,822.86
  600057565     O'NEIL                     3831 VENARD ROAD           DOWNERS GROVE      IL     60515      $299,793.54
  600057567     GRUPP                      1175 PARKVIEW LANE         LONG GROVE         IL     60047      $359,776.24
  600057569     STAMBOLI                   6935 N KARLOV              LINCOLNWOOD        IL     60646      $299,788.26
  600057570     AMOROSO                    1001 BETTE LANE            GLENVIEW           IL     60025      $386,759.46
  600057572     DUDEK                      9 SOUTH 643 BROOKBANK      HINSDALE           IL     60521      $281,061.29
  600057574     GOLDSWOR                   625 PLYMOUTH ROAD SE       EAST GRAND RAPI    MI     49506      $279,641.67
  600057575     MOORE                      6250 PINETREE              LONG GROVE         IL     60047      $386,733.67
  600057576     KARAKOST                   2102 WARWICK LANE          GLENVIEW           IL     60025      $342,542.36
  600057578     MERKLEIN                   832 NORTH FORREST AVE      ARLINGTON HEIGH    IL     60004      $270,827.20
  600057580     STEELE                     47610 EDINBOROUGH          NOVI               MI     48374      $299,798.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057561     NORRIS                       7.875      .250    7.625     .0450     7.580     12/01/2026
  600057562     MATTAX J                     8.125      .250    7.875     .0450     7.830     01/01/2027
  600057563     ZARACH                       8.125      .250    7.875     .0450     7.830     01/01/2027
  600057564     LAMPERT                      8.000      .250    7.750     .0450     7.705     01/01/2027
  600057565     O'NEIL                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600057567     GRUPP                        8.375      .250    8.125     .0450     8.080     01/01/2027
  600057569     STAMBOLI                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057570     AMOROSO                      8.375      .250    8.125     .0450     8.080     01/01/2027
  600057572     DUDEK                        8.000      .250    7.750     .0450     7.705     01/01/2027
  600057574     GOLDSWOR                     8.250      .250    8.000     .0450     7.955     12/01/2026
  600057575     MOORE                        7.875      .250    7.625     .0450     7.580     01/01/2027
  600057576     KARAKOST                     8.500      .250    8.250     .0450     8.205     01/01/2027
  600057578     MERKLEIN                     8.250      .250    8.000     .0450     7.955     01/01/2027
  600057580     STEELE                       8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057561     NORRIS                     0906660                    $3,125.05                  02/01/1997             360
  600057562     MATTAX J                   0906678                    $3,504.59                  02/01/1997             360
  600057563     ZARACH                     0906693                    $2,086.42                  02/01/1997             360
  600057564     LAMPERT                    0906699                    $1,937.14                  02/01/1997             360
  600057565     O'NEIL                     0906707                    $2,175.21                  02/01/1997             360
  600057567     GRUPP                      0906727                    $2,736.26                  02/01/1997             360
  600057569     STAMBOLI                   0906770                    $2,149.24                  02/01/1997             360
  600057570     AMOROSO                    0906776                    $2,941.48                  02/01/1997             360
  600057572     DUDEK                      0906818                    $2,063.71                  02/01/1997             360
  600057574     GOLDSWOR                   0906845                    $2,103.55                  02/01/1997             360
  600057575     MOORE                      0906856                    $2,806.02        12        02/01/1997             360
  600057576     KARAKOST                   0906863                    $2,635.45                  02/01/1997             360
  600057578     MERKLEIN                   0906900                    $2,035.93                  02/01/1997             360
  600057580     STEELE                     0906907                    $2,201.29                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057561     NORRIS                      .00       .00       .00       .000        .250          .295      $540,000.00    N
  600057562     MATTAX J                    .00       .00       .00       .000        .250          .295      $975,000.00    N
  600057563     ZARACH                      .00       .00       .00       .000        .250          .295      $372,000.00    N
  600057564     LAMPERT                     .00       .00       .00       .000        .250          .295      $330,000.00    N
  600057565     O'NEIL                      .00       .00       .00       .000        .250          .295      $510,000.00    N
  600057567     GRUPP                       .00       .00       .00       .000        .250          .295      $460,000.00    N
  600057569     STAMBOLI                    .00       .00       .00       .000        .250          .295      $385,000.00    N
  600057570     AMOROSO                     .00       .00       .00       .000        .250          .295      $516,000.00    N
  600057572     DUDEK                       .00       .00       .00       .000        .250          .295      $375,000.00    N
  600057574     GOLDSWOR                    .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057575     MOORE                       .00       .00       .00       .000        .250          .295      $436,000.00    N
  600057576     KARAKOST                    .00       .00       .00       .000        .250          .295      $460,000.00    N
  600057578     MERKLEIN                    .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057580     STEELE                      .00       .00       .00       .000        .250          .295      $392,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  02/19/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:35:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/19/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057581     MARREN                     6263 NORTH KEATING         CHICAGO            IL     60646      $275,837.05
  600057583     GURTHET                    1730 NORTH SEDGWICK        CHICAGO            IL     60614      $274,810.75
  600057584     HUSTON                     623 EDGEWOOD PLACE         RIVER FOREST       IL     60305      $319,785.28
  600057585     NOODINGS                   6440 THUNDERBIRD DRIVE     INDIAN HEAD PAR    IL     60525      $324,770.62
  600057588     TOPP                       796 HAZELWOOD DRIVE        HOLLAND            MI     49424      $277,813.46
  600057594     PALEY                      969 JUDSON AVENUE          HIGHLAND PARK      IL     60035      $389,731.61
  600057595     FORGETTE                   225 RUE JARDIN             BARRINGTON         IL     60010      $224,877.10
  600057596     WEZEREK                    1424 FOREST AVENUE         WILMETT            IL     60091      $274,820.11
  600057597     KOWAL                      15606 MEHERRIN DRIVE       CENTREVILLE        VA     22020      $359,745.92
  600057598     BOSY                       362 EDGEMONT LANE          PARK RIDGE         IL     60068      $271,822.08
  600057599     POEDTKE                    6927 NORTH TONTY AVENUE    CHICAGO            IL     60646      $275,814.81
  600057601     HARRISON                   6493 ZOAR ROAD             MORROW             OH     45152      $375,534.76
  600057602     MCADAM                     512 AUVERGNE PLACE         RIVER FOREST       IL     60305      $287,811.61
  600057603     LEE                        17112 MALLET HILL DRIVE    LOUISVILLE         KY     40245      $256,318.96


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057581     MARREN                       8.625      .250    8.375     .0450     8.330     01/01/2027
  600057583     GURTHET                      7.875      .250    7.625     .0450     7.580     01/01/2027
  600057584     HUSTON                       8.000      .250    7.750     .0450     7.705     01/01/2027
  600057585     NOODINGS                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057588     TOPP                         8.000      .250    7.750     .0450     7.705     01/01/2027
  600057594     PALEY                        7.875      .250    7.625     .0450     7.580     01/01/2027
  600057595     FORGETTE                     9.000      .250    8.750     .0450     8.705     01/01/2027
  600057596     WEZEREK                      8.125      .250    7.875     .0450     7.830     01/01/2027
  600057597     KOWAL                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057598     BOSY                         8.125      .250    7.875     .0450     7.830     01/01/2027
  600057599     POEDTKE                      8.000      .250    7.750     .0450     7.705     01/01/2027
  600057601     HARRISON                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057602     MCADAM                       8.125      .250    7.875     .0450     7.830     01/01/2027
  600057603     LEE                          7.750      .250    7.500     .0450     7.455     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057581     MARREN                     0906944                    $2,146.70                  02/01/1997             360
  600057583     GURTHET                    0906973                    $1,993.94                  02/01/1997             360
  600057584     HUSTON                     0906999                    $2,348.05                  02/01/1997             360
  600057585     NOODINGS                   0907015                    $2,328.34                  02/01/1997             360
  600057588     TOPP                       0907155                    $2,039.87                  02/01/1997             360
  600057594     PALEY                      0907508                    $2,827.77                  02/01/1997             360
  600057595     FORGETTE                   0907509                    $1,810.40                  02/01/1997             360
  600057596     WEZEREK                    0907510                    $2,041.87                  02/01/1997             360
  600057597     KOWAL                      0907521                    $2,579.08                  02/01/1997             360
  600057598     BOSY                       0907575                    $2,019.59                  02/01/1997             360
  600057599     POEDTKE                    0907576                    $2,025.19                  02/01/1997             360
  600057601     HARRISON                   0907644                    $2,692.28                  02/01/1997             360
  600057602     MCADAM                     0907645                    $2,138.39                  02/01/1997             360
  600057603     LEE                        0907647                    $1,837.60        18        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057581     MARREN                      .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057583     GURTHET                     .00       .00       .00       .000        .250          .295      $488,000.00    N
  600057584     HUSTON                      .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057585     NOODINGS                    .00       .00       .00       .000        .250          .295      $425,000.00    N
  600057588     TOPP                        .00       .00       .00       .000        .250          .295      $550,000.00    N
  600057594     PALEY                       .00       .00       .00       .000        .250          .295      $665,000.00    N
  600057595     FORGETTE                    .00       .00       .00       .000        .250          .295      $300,000.00    N
  600057596     WEZEREK                     .00       .00       .00       .000        .250          .295      $450,000.00    N
  600057597     KOWAL                       .00       .00       .00       .000        .250          .295      $450,000.00    N
  600057598     BOSY                        .00       .00       .00       .000        .250          .295      $340,000.00    N
  600057599     POEDTKE                     .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057601     HARRISON                    .00       .00       .00       .000        .250          .295      $520,000.00    N
  600057602     MCADAM                      .00       .00       .00       .000        .250          .295      $361,000.00    N
  600057603     LEE                         .00       .00       .00       .000        .250          .295      $285,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  02/19/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:35:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/19/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057604     ENNIS                      2701 0AK AVENUE            NORTHBROOK         IL     60062      $299,788.26
  600057605     BISSEL                     2020 BIRCHWOOD AVENUE      WILMETTE           IL     60091      $449,682.39
  600057606     BARNETT                    4227 CLEARWATER LANE       NAPERVILLE         IL     60564      $380,263.50
  600057607     COHEN                      2023 LINDEN AVENUE         HIGHLAND PARK      IL     60035      $335,762.85
  600057608     RANDOLPH                   3690 GOULD DRIVE           CARMEL             IN     46033      $218,497.87
  600057612     HANIG                      975 RIDGEWOOD DRIVE        HIGHLAND PARK      IL     60035      $369,751.74
  600057613     YUN                        1813 KELLY COURT           DARIEN             IL     60561      $387,839.59
  600057614     HARDIMAN                   2043 WEST THOMAS           CHICAGO            IL     60622      $238,339.97
  600057615     HANDELMA                   849 NORTH DEARBORN STRE    CHICAGO            IL     60610      $319,779.78
  600057616     WEISER                     1177 GLENCOE AVENUE        HIGHLAND PARK      IL     60035      $619,573.32
  600057617     MAZAN                      834 SEERS DRIVE            SCHAUMBURG         IL     60173      $299,788.26
  600057618     FEINERMA                   8853 N KENNETH AVE         SKOKIE             IL     60076      $263,813.67
  600057619     CARITHER                   1606 WINNERS CUP CIRCLE    ST CHARLES         IL     60174      $320,779.09
  600057620     FILIPSKI                   30 W 421 LYSLE ROAD        WAYNE              IL     60184      $299,798.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057604     ENNIS                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057605     BISSEL                       7.750      .250    7.500     .0450     7.455     01/01/2027
  600057606     BARNETT                      8.375      .250    8.125     .0450     8.080     01/01/2027
  600057607     COHEN                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057608     RANDOLPH                     7.875      .250    7.625     .0450     7.580     12/01/2026
  600057612     HANIG                        8.000      .250    7.750     .0450     7.705     01/01/2027
  600057613     YUN                          8.000      .250    7.750     .0450     7.705     01/01/2027
  600057614     HARDIMAN                     8.000      .250    7.750     .0450     7.705     01/01/2027
  600057615     HANDELMA                     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057616     WEISER                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600057617     MAZAN                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057618     FEINERMA                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057619     CARITHER                     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057620     FILIPSKI                     8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057604     ENNIS                      0907663                    $2,149.24                  02/01/1997             360
  600057605     BISSEL                     0907664                    $3,223.86                  02/01/1997             360
  600057606     BARNETT                    0907670                    $2,892.07        12        02/01/1997             360
  600057607     COHEN                      0907672                    $2,407.15                  02/01/1997             360
  600057608     RANDOLPH                   0907675                    $1,586.45                  02/01/1997             360
  600057612     HANIG                      0907700                    $2,714.93                  02/01/1997             360
  600057613     YUN                        0907703                    $2,847.74                  02/01/1997             360
  600057614     HARDIMAN                   0907706                    $1,750.03        12        02/01/1997             360
  600057615     HANDELMA                   0907708                    $2,320.22                  02/01/1997             360
  600057616     WEISER                     0907711                    $4,495.43                  02/01/1997             360
  600057617     MAZAN                      0907714                    $2,149.24                  02/01/1997             360
  600057618     FEINERMA                   0907719                    $1,891.33                  02/01/1997             360
  600057619     CARITHER                   0907742                    $2,327.47                  02/01/1997             360
  600057620     FILIPSKI                   0907768                    $2,201.29                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057604     ENNIS                       .00       .00       .00       .000        .250          .295      $443,000.00    N
  600057605     BISSEL                      .00       .00       .00       .000        .250          .295      $655,000.00    N
  600057606     BARNETT                     .00       .00       .00       .000        .250          .295      $426,000.00    N
  600057607     COHEN                       .00       .00       .00       .000        .250          .295      $460,000.00    N
  600057608     RANDOLPH                    .00       .00       .00       .000        .250          .295      $273,500.00    N
  600057612     HANIG                       .00       .00       .00       .000        .250          .295      $570,000.00    N
  600057613     YUN                         .00       .00       .00       .000        .250          .295      $565,000.00    N
  600057614     HARDIMAN                    .00       .00       .00       .000        .250          .295      $265,000.00    N
  600057615     HANDELMA                    .00       .00       .00       .000        .250          .295      $505,000.00    N
  600057616     WEISER                      .00       .00       .00       .000        .250          .295      $900,000.00    N
  600057617     MAZAN                       .00       .00       .00       .000        .250          .295      $508,000.00    N
  600057618     FEINERMA                    .00       .00       .00       .000        .250          .295      $330,000.00    N
  600057619     CARITHER                    .00       .00       .00       .000        .250          .295      $460,000.00    N
  600057620     FILIPSKI                    .00       .00       .00       .000        .250          .295      $406,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057621     GRAY                       1220 BERKSHIRE             BARRINGTON         IL     60010      $181,871.55
  600057622     VLAISAVL                   21 WYNSTONE WAY            BARRINGTON         IL     60010      $424,692.40
  600057623     KENNEY                     2424 PAYNE STREET          EVANSTON           IL     60201      $363,749.50
  600057624     TORMA                      3125 THAYER STREET         EVANSTON           IL     60201      $355,255.35
  600057625     VITTORI                    3716 ARMOUR COURT          WOODRIDGE          IL     60517      $290,205.15
  600057626     DOLSON J                   23636 HEARTSIDE            BARRINGTON         IL     60010      $317,781.16
  600057627     MONTI                      161 TIMBERVIEW DRIVE       OAK BROOK          IL     60521      $292,911.33
  600057628     GARDNER                    1583 MCCORMACK             HOFFMAN ESTATES    IL     60195      $271,798.14
  600057629     TRAINA                     1801 W LARCHMONT           CHICAGO            IL     60613       $96,738.27
  600057632     BRANDER                    1301 WILLIAM STREET        RIVER FOREST       IL     60305      $549,621.50
  600057633     HALL                       1914 ELMWOOD AVENUE        WILMETTE           IL     60091      $257,835.48
  600057634     KAPLAN                     9116 N KENNETH             SKOKIE             IL     60076      $407,976.08
  600057635     HALE                       1856 NORTH BISSELL         CHICAGO            IL     60614      $238,831.31
  600057636     FELDMAN                    4 WINDSOR DRIVE            LINCOLNSHIRE       IL     60069      $336,374.15


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057621     GRAY                         7.750      .250    7.500     .0450     7.455     01/01/2027
  600057622     VLAISAVL                     7.625      .250    7.375     .0450     7.330     01/01/2027
  600057623     KENNEY                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600057624     TORMA                        7.875      .250    7.625     .0450     7.580     01/01/2027
  600057625     VITTORI                      8.000      .250    7.750     .0450     7.705     01/01/2027
  600057626     DOLSON J                     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057627     MONTI                        8.750      .250    8.500     .0450     8.455     12/01/2026
  600057628     GARDNER                      7.500      .250    7.250     .0450     7.205     01/01/2027
  600057629     TRAINA                       8.250      .250    8.000     .0450     7.955     01/01/2027
  600057632     BRANDER                      7.875      .250    7.625     .0450     7.580     01/01/2027
  600057633     HALL                         8.250      .250    8.000     .0450     7.955     01/01/2027
  600057634     KAPLAN                       8.000      .250    7.750     .0450     7.705     01/01/2027
  600057635     HALE                         7.750      .250    7.500     .0450     7.455     01/01/2027
  600057636     FELDMAN                      8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057621     GRAY                       0907769                    $1,303.87                  02/01/1997             360
  600057622     VLAISAVL                   0907772                    $3,008.12                  02/01/1997             360
  600057623     KENNEY                     0907792                    $2,639.25                  02/01/1997             360
  600057624     TORMA                      0907793                    $2,577.62        12        02/01/1997             360
  600057625     VITTORI                    0907810                    $2,130.85                  02/01/1997             360
  600057626     DOLSON J                   0907811                    $2,305.72                  02/01/1997             360
  600057627     MONTI                      0907842                    $2,307.00        12        02/01/1997             360
  600057628     GARDNER                    0907866                    $1,901.86                  02/01/1997             360
  600057629     TRAINA                     0907868                      $727.23                  02/01/1997             360
  600057632     BRANDER                    0907892                    $3,987.88                  02/01/1997             360
  600057633     HALL                       0907897                    $1,938.27                  02/01/1997             360
  600057634     KAPLAN                     0907900                    $2,995.59                  02/01/1997             360
  600057635     HALE                       0907906                    $1,712.23                  02/01/1997             360
  600057636     FELDMAN                    0907914                    $2,469.85        12        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057621     GRAY                        .00       .00       .00       .000        .250          .295      $270,000.00    N
  600057622     VLAISAVL                    .00       .00       .00       .000        .250          .295      $650,000.00    N
  600057623     KENNEY                      .00       .00       .00       .000        .250          .295      $460,000.00    N
  600057624     TORMA                       .00       .00       .00       .000        .250          .295      $395,000.00    N
  600057625     VITTORI                     .00       .00       .00       .000        .250          .295      $363,000.00    N
  600057626     DOLSON J                    .00       .00       .00       .000        .250          .295      $400,000.00    N
  600057627     MONTI                       .00       .00       .00       .000        .250          .295      $345,000.00    N
  600057628     GARDNER                     .00       .00       .00       .000        .250          .295      $340,000.00    N
  600057629     TRAINA                      .00       .00       .00       .000        .250          .295      $121,090.00    N
  600057632     BRANDER                     .00       .00       .00       .000        .250          .295      $851,000.00    N
  600057633     HALL                        .00       .00       .00       .000        .250          .295      $380,000.00    N
  600057634     KAPLAN                      .00       .00       .00       .000        .250          .295      $880,000.00    N
  600057635     HALE                        .00       .00       .00       .000        .250          .295      $305,000.00    N
  600057636     FELDMAN                     .00       .00       .00       .000        .250          .295      $374,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057637     VEITCH                     186 ELDERBERRY LANE        HAWTHORN WOODS     IL     60047      $256,323.48
  600057638     PATEL                      1833 NORTH CLEVELAND       CHICAGO            IL     60614      $299,788.26
  600057641     BARRETT                    47660 WHARF COURT          STERLING           VA     20165      $259,829.93
  600057643     TAYLOR                     1525 FARGO                 GENEVA             IL     60134      $304,120.35
  600057645     KAMPRATH                   2601 N GREENVIEW           CHICAGO            IL     60614      $279,807.31
  600057648     HARRISON                   905 HILLSTEAD DRIVE        LUTHERVILLE        MD     21093      $446,684.52
  600057649     SENATORE                   13100 DULANEY VALLEY ROAD  GLEN ARM           MD     21057      $241,329.55
  600057650     PURCELL                    929 GREENTREE DRIVE        WINTER PARK        FL     32789      $367,740.27
  600057654     LANGE                      115 LAKESHORE DRIVE EAS    PALM HARBOR        FL     34684      $231,836.25
  600057657     PUJOL                      2 BAREFOOT LANE            LANTANA            FL     33462      $377,240.20
  600057659     LEVIN                      3824 MEDFORD CIRCLE        NORTHBROOK         IL     60062      $267,810.85
  600057660     SPELLMAN                   1427 WEST BERTEAU AVENUE   CHICAGO            IL     60613      $345,162.30
  600057661     GIBBS                      26 W 448 PARKWAY           WINFIELD           IL     60190      $270,827.20
  600057663     MCCREE                     945 LAKE ADAIR BLVD        ORLANDO            FL     32804      $559,624.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057637     VEITCH                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600057638     PATEL                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057641     BARRETT                      8.125      .250    7.875     .0450     7.830     01/01/2027
  600057643     TAYLOR                       8.625      .250    8.375     .0450     8.330     01/01/2027
  600057645     KAMPRATH                     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057648     HARRISON                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057649     SENATORE                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057650     PURCELL                      7.750      .250    7.500     .0450     7.455     01/01/2027
  600057654     LANGE                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057657     PUJOL                        7.875      .250    7.625     .0450     7.580     01/01/2027
  600057659     LEVIN                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057660     SPELLMAN                     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057661     GIBBS                        8.250      .250    8.000     .0450     7.955     01/01/2027
  600057663     MCCREE                       8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057637     VEITCH                     0907931                    $1,859.80                  02/01/1997             360
  600057638     PATEL                      0908011                    $2,149.24                  02/01/1997             360
  600057641     BARRETT                    0908133                    $1,930.49                  02/01/1997             360
  600057643     TAYLOR                     0908181                    $2,366.81        12        02/01/1997             360
  600057645     KAMPRATH                   0908317                    $2,030.19                  02/01/1997             360
  600057648     HARRISON                   0908376                    $3,202.36                  02/01/1997             360
  600057649     SENATORE                   0908377                    $1,730.14                  02/01/1997             360
  600057650     PURCELL                    0908402                    $2,636.40                  02/01/1997             360
  600057654     LANGE                      0908479                    $1,662.08                  02/01/1997             360
  600057657     PUJOL                      0908537                    $2,737.14                  02/01/1997             360
  600057659     LEVIN                      0908547                    $1,919.98                  02/01/1997             360
  600057660     SPELLMAN                   0908552                    $2,504.39                  02/01/1997             360
  600057661     GIBBS                      0908555                    $2,035.93                  02/01/1997             360
  600057663     MCCREE                     0908652                    $4,109.09                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057637     VEITCH                      .00       .00       .00       .000        .250          .295      $450,000.00    N
  600057638     PATEL                       .00       .00       .00       .000        .250          .295      $622,000.00    N
  600057641     BARRETT                     .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057643     TAYLOR                      .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057645     KAMPRATH                    .00       .00       .00       .000        .250          .295      $380,000.00    N
  600057648     HARRISON                    .00       .00       .00       .000        .250          .295      $610,000.00    N
  600057649     SENATORE                    .00       .00       .00       .000        .250          .295      $310,000.00    N
  600057650     PURCELL                     .00       .00       .00       .000        .250          .295      $460,000.00    N
  600057654     LANGE                       .00       .00       .00       .000        .250          .295      $290,000.00    N
  600057657     PUJOL                       .00       .00       .00       .000        .250          .295      $500,000.00    N
  600057659     LEVIN                       .00       .00       .00       .000        .250          .295      $335,000.00    N
  600057660     SPELLMAN                    .00       .00       .00       .000        .250          .295      $500,000.00    N
  600057661     GIBBS                       .00       .00       .00       .000        .250          .295      $343,000.00    N
  600057663     MCCREE                      .00       .00       .00       .000        .250          .295      $700,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057665     BROWN                      2389 FORREST ROAD          WINTER PARK        FL     32789      $274,810.75
  600057667     GUENTHER                   930 S KENSINGTON AVENUE    LAGRANGE           IL     60525      $279,802.38
  600057669     WITTENBE                   507 S VERMONT              ROYAL OAK          MI     48067       $80,947.02
  600057670     WALTERHO                   2848 ORANGE GROVE          WATERFORD          MI     48329      $258,839.01
  600057672     GLICK                      2913 NORTH RACINE AVENUE   CHICAGO            IL     60657      $324,542.92
  600057673     MICALET                    1709 ASTOR AVENUE          OAKBROOK TERRAC    IL     60181      $236,860.08
  600057675     LACROIX                    17651 DEER ISLE CIRCLE     WINTER GARDEN      FL     34787      $216,865.12
  600057679     OLDFIELD                   3361 CAMINITO LUNA NUEVA   DEL MAR            CA     92014      $374,544.03
  600057680     LEE                        1030 JAMAICA STREET        FOSTER CITY        CA     94404      $362,735.21
  600057681     WINER                      24 PIEDMONT COURT          PIEDMONT           CA     94611      $406,990.30
  600057684     LAWRENCE                   2230 GOLDENROD LANE        SAN RAMON          CA     94583      $283,663.43
  600057685     SIEMON                     5465 BALL DRIVE            SOQUEL             CA     95073      $223,845.84
  600057686     LIEBOVIT                   1188 MARINE DRIVE          LAGUNA BEACH       CA     92651      $498,361.43
  600057687     HESSE                      154 JULIAN AVENUE          SAN FRANCISCO      CA     94103      $268,819.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057665     BROWN                        7.875      .250    7.625     .0450     7.580     01/01/2027
  600057667     GUENTHER                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600057669     WITTENBE                     8.125      .250    7.875     .0450     7.830     01/01/2027
  600057670     WALTERHO                     8.375      .250    8.125     .0450     8.080     01/01/2027
  600057672     GLICK                        8.250      .250    8.000     .0450     7.955     01/01/2027
  600057673     MICALET                      8.625      .250    8.375     .0450     8.330     01/01/2027
  600057675     LACROIX                      8.375      .250    8.125     .0450     8.080     01/01/2027
  600057679     OLDFIELD                     8.500      .250    8.250     .0450     8.205     12/01/2026
  600057680     LEE                          8.250      .250    8.000     .0450     7.955     12/01/2026
  600057681     WINER                        8.250      .250    8.000     .0450     7.955     01/01/2027
  600057684     LAWRENCE                     8.625      .250    8.375     .0450     8.330     12/01/2026
  600057685     SIEMON                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600057686     LIEBOVIT                     8.250      .250    8.000     .0450     7.955     12/01/2026
  600057687     HESSE                        8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057665     BROWN                      0908705                    $1,993.94                  02/01/1997             360
  600057667     GUENTHER                   0908866                    $2,005.95                  02/01/1997             360
  600057669     WITTENBE                   0909583                      $601.42                  02/01/1997             360
  600057670     WALTERHO                   0909637                    $1,968.59        12        02/01/1997             360
  600057672     GLICK                      0909709                    $2,439.74                  02/01/1997             360
  600057673     MICALET                    0909770                    $1,843.36                  02/01/1997             360
  600057675     LACROIX                    0909980                    $1,649.36                  02/01/1997             360
  600057679     OLDFIELD                   6210110                    $2,883.43                  02/01/1997             360
  600057680     LEE                        6213000                    $2,728.60                  02/01/1997             360
  600057681     WINER                      6213046                    $3,059.54                  02/01/1997             360
  600057684     LAWRENCE                   6213104                    $2,208.93        18        02/01/1997             360
  600057685     SIEMON                     6213126                    $1,624.16                  02/01/1997             360
  600057686     LIEBOVIT                   6255450                    $3,748.82                  02/01/1997             360
  600057687     HESSE                      6262236                    $1,973.83         2        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057665     BROWN                       .00       .00       .00       .000        .250          .295      $423,000.00    N
  600057667     GUENTHER                    .00       .00       .00       .000        .250          .295      $420,000.00    N
  600057669     WITTENBE                    .00       .00       .00       .000        .250          .295      $116,000.00    N
  600057670     WALTERHO                    .00       .00       .00       .000        .250          .295      $299,000.00    N
  600057672     GLICK                       .00       .00       .00       .000        .250          .295      $426,000.00    N
  600057673     MICALET                     .00       .00       .00       .000        .250          .295      $296,865.00    N
  600057675     LACROIX                     .00       .00       .00       .000        .250          .295      $310,000.00    N
  600057679     OLDFIELD                    .00       .00       .00       .000        .250          .295      $500,000.00    N
  600057680     LEE                         .00       .00       .00       .000        .250          .295      $454,000.00    N
  600057681     WINER                       .00       .00       .00       .000        .250          .295      $630,000.00    N
  600057684     LAWRENCE                    .00       .00       .00       .000        .250          .295      $327,000.00    N
  600057685     SIEMON                      .00       .00       .00       .000        .250          .295      $280,000.00    N
  600057686     LIEBOVIT                    .00       .00       .00       .000        .250          .295      $840,000.00    N
  600057687     HESSE                       .00       .00       .00       .000        .250          .295      $299,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057688     KHAN                       216 TRINIDAD DRIVE         TIBURON            CA     94920      $411,486.05
  600057689     BRUCE                      11640 EAST SANTA ANA AVEN  CLOVIS             CA     93611      $268,610.28
  600057691     BUENZLI                    311 SAN SIMEON PLACE       SAN RAMON          CA     94583      $235,629.33
  600057695     GOMEZ                      1009 EAST MOUNTAIN STREE   GLENDALE           CA     91207      $255,819.31
  600057696     ELLIOTT                    15516 GROVEHILL LANE       LA MIRADA          CA     90638      $260,657.38
  600057697     PUTCH                      8317 YUMA PLACE            LOS ANGELES        CA     90046      $235,333.79
  600057698     ABRAHAM                    21922 SUMMERWIND LANE      HUNTINGTON BEAC    CA     92646      $279,613.34
  600057699     DUGGAN                     3500 THORNDALE ROAD        PASEDENA           CA     91107      $257,822.45
  600057700     HEIN                       5436 GENESTA AVENUE        LOS ANGELES(ENC    CA     91316      $287,599.88
  600057701     ABDEALI                    848 DEVORE AVENUE          SIMI VALLEY        CA     93065      $260,837.77
  600057702     MILLER                     2860 WEST 234 STREET       TORRANCE           CA     90505      $269,010.00
  600057704     AITHAL                     4754 LINARO DRIVE          CYPRESS            CA     90630      $277,004.35
  600057705     CLELAND                    8248 COLIMA ROAD           WHITTIER           CA     90605      $284,598.99
  600057706     ELIZARRA                   15315 VIA VERITA AVENUE    HACIENDA HEIGHT    CA     91745      $257,839.64


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057688     KHAN                         8.375      .250    8.125     .0450     8.080     12/01/2026
  600057689     BRUCE                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057691     BUENZLI                      7.625      .250    7.375     .0450     7.330     01/01/2027
  600057695     GOMEZ                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057696     ELLIOTT                      8.125      .250    7.875     .0450     7.830     12/01/2026
  600057697     PUTCH                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057698     ABRAHAM                      7.875      .250    7.625     .0450     7.580     12/01/2026
  600057699     DUGGAN                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600057700     HEIN                         8.500      .250    8.250     .0450     8.205     12/01/2026
  600057701     ABDEALI                      8.375      .250    8.125     .0450     8.080     01/01/2027
  600057702     MILLER                       7.750      .250    7.500     .0450     7.455     01/01/2027
  600057704     AITHAL                       7.750      .250    7.500     .0450     7.455     01/01/2027
  600057705     CLELAND                      7.750      .250    7.500     .0450     7.455     01/01/2027
  600057706     ELIZARRA                     8.375      .250    8.125     .0450     8.080     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057688     KHAN                       6274070                    $3,131.50                  02/01/1997             360
  600057689     BRUCE                      6274565                    $1,925.72                  02/01/1997             360
  600057691     BUENZLI                    6295395                    $1,668.98                  02/01/1997             360
  600057695     GOMEZ                      6298033                    $1,834.02                  02/01/1997             360
  600057696     ELLIOTT                    6298170                    $1,937.92        12        02/01/1997             360
  600057697     PUTCH                      6298305                    $1,687.15                  02/01/1997             360
  600057698     ABRAHAM                    6298309                    $2,030.20                  02/01/1997             360
  600057699     DUGGAN                     6298312                    $1,870.68         7        02/01/1997             360
  600057700     HEIN                       6298334                    $2,214.09         7        02/01/1997             360
  600057701     ABDEALI                    6298406                    $1,983.79                  02/01/1997             360
  600057702     MILLER                     6298410                    $1,928.58                  02/01/1997             360
  600057704     AITHAL                     6298688                    $1,985.90                  02/01/1997             360
  600057705     CLELAND                    6298693                    $2,040.34                  02/01/1997             360
  600057706     ELIZARRA                   6298694                    $1,960.99        12        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057688     KHAN                        .00       .00       .00       .000        .250          .295      $515,000.00    N
  600057689     BRUCE                       .00       .00       .00       .000        .250          .295      $336,000.00    N
  600057691     BUENZLI                     .00       .00       .00       .000        .250          .295      $310,000.00    N
  600057695     GOMEZ                       .00       .00       .00       .000        .250          .295      $320,000.00    N
  600057696     ELLIOTT                     .00       .00       .00       .000        .250          .295      $290,000.00    N
  600057697     PUTCH                       .00       .00       .00       .000        .250          .295      $324,000.00    N
  600057698     ABRAHAM                     .00       .00       .00       .000        .250          .295      $350,000.00    N
  600057699     DUGGAN                      .00       .00       .00       .000        .250          .295      $298,000.00    N
  600057700     HEIN                        .00       .00       .00       .000        .250          .295      $320,000.00    N
  600057701     ABDEALI                     .00       .00       .00       .000        .250          .295      $330,000.00    N
  600057702     MILLER                      .00       .00       .00       .000        .250          .295      $336,500.00    N
  600057704     AITHAL                      .00       .00       .00       .000        .250          .295      $346,544.00    N
  600057705     CLELAND                     .00       .00       .00       .000        .250          .295      $356,000.00    N
  600057706     ELIZARRA                    .00       .00       .00       .000        .250          .295      $290,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600057707     BALDWIN                    4086 WEST ROUSSEAU LANE    PALOS VERDES PE    CA     90274      $261,853.12
  600057709     KLANN                      10728 FLAXTON STREET       CULVER CITY        CA     90230      $227,715.57
  600057711     SEPPALA                    23895 SOUTHWEST NEWLAND R  WILSONVILLE        OR     97070      $353,049.31
  600057713     DAVEE                      11340 SOUTHWEST BREYMAN A  PORTLAND           OR     97219      $579,590.64
  600057714     MENKE                      565 NORTHWEST 167TH        BEAVERTON          OR     97006      $252,621.58
  600057717     SANDUSKY                   7602 CANYON DRIVE          MERIDIAN           ID     83642      $251,826.58
  600057718     O NEAL                     266 EAST 4TH AVENUE        SALT LAKE CITY     UT     84103       $89,942.61
  600057719     WILSON                     761 NORTH EAGLE RIDGE D    BOUNTIFUL          UT     84010      $255,663.95
  600057722     OBER                       1404 TEN PALMS COURT       LAS VEGAS          NV     89117      $329,943.75
  600058424     VANARTSDALEN               32 CHERRY CIRCLE           GLEN MILLS         PA     19342      $399,731.61
  600058425     SATTERWHITE                38845 CALLE DE CAMPANERO   MURRIETA           CA     92562      $498,866.29
  600058426     CHRISTIANSEN               8725 NORTH 39TH STREET     LONGMONT           CO     80503      $438,230.07
  600058427     CLARK                      2642 RIATA COURT           CAMARILLO          CA     93012      $493,274.24
  600058428     PANZICA                    21 BABBIT WAY              UPPER FREEHOLD     NJ     8501       $304,382.70


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600057707     BALDWIN                      8.875      .250    8.625     .0450     8.580     01/01/2027
  600057709     KLANN                        8.375      .250    8.125     .0450     8.080     12/01/2026
  600057711     SEPPALA                      7.750      .250    7.500     .0450     7.455     12/01/2026
  600057713     DAVEE                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057714     MENKE                        7.750      .250    7.500     .0450     7.455     01/01/2027
  600057717     SANDUSKY                     7.875      .250    7.625     .0450     7.580     01/01/2027
  600057718     O NEAL                       8.250      .250    8.000     .0450     7.955     01/01/2027
  600057719     WILSON                       8.125      .250    7.875     .0450     7.830     12/01/2026
  600057722     OBER                         7.875      .250    7.625     .0450     7.580     12/01/2026
  600058424     VANARTSDALEN                 8.000      .250    7.750     .0450     7.705     01/01/2027
  600058425     SATTERWHITE                  8.875      .250    8.625     .0450     8.580     10/01/2026
  600058426     CHRISTIANSEN                 8.625      .250    8.375     .0450     8.330     12/01/2026
  600058427     CLARK                        7.875      .250    7.625     .0450     7.580     09/01/2026
  600058428     PANZICA                      8.500      .250    8.250     .0450     8.205     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600057707     BALDWIN                    6298894                    $2,084.59                  02/01/1997             360
  600057709     KLANN                      6394127                    $1,732.97        18        02/01/1997             360
  600057711     SEPPALA                    6396208                    $2,532.88                  02/01/1997             360
  600057713     DAVEE                      6396275                    $4,155.19                  02/01/1997             360
  600057714     MENKE                      6396308                    $1,811.09                  02/01/1997             360
  600057717     SANDUSKY                   7114030                    $1,827.17                  02/01/1997             360
  600057718     O NEAL                     7151116                      $676.14                  02/01/1997             360
  600057719     WILSON                     7164111                    $1,900.79                  02/01/1997             360
  600057722     OBER                       7248020                    $2,395.63                  02/01/1997             360
  600058424     VANARTSDALEN               186932                     $2,935.06         2        02/01/1997             360
  600058425     SATTERWHITE                190995                     $3,978.22                  02/01/1997             360
  600058426     CHRISTIANSEN               191885                     $3,412.55                  02/01/1997             360
  600058427     CLARK                      192296                     $3,589.09                  02/01/1997             360
  600058428     PANZICA                    193304                     $2,346.19         7        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600057707     BALDWIN                     .00       .00       .00       .000        .250          .295      $549,000.00    N
  600057709     KLANN                       .00       .00       .00       .000        .250          .295      $240,000.00    N
  600057711     SEPPALA                     .00       .00       .00       .000        .250          .295      $471,400.00    N
  600057713     DAVEE                       .00       .00       .00       .000        .250          .295      $775,000.00    N
  600057714     MENKE                       .00       .00       .00       .000        .250          .295      $316,000.00    N
  600057717     SANDUSKY                    .00       .00       .00       .000        .250          .295      $315,000.00    N
  600057718     O NEAL                      .00       .00       .00       .000        .250          .295      $120,000.00    N
  600057719     WILSON                      .00       .00       .00       .000        .250          .295      $320,000.00    N
  600057722     OBER                        .00       .00       .00       .000        .250          .295      $500,000.00    N
  600058424     VANARTSDALEN                                                                                  $422,660.00    N
  600058425     SATTERWHITE                                                                                   $640,000.00    N
  600058426     CHRISTIANSEN                                                                                  $585,000.00    N
  600058427     CLARK                                                                                         $550,000.00    N
  600058428     PANZICA                                                                                       $339,034.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058429     CHUNG                      100 WINSTON DR. #14JK (N)  CLIFFSIDE PARK     NJ     7010       $619,354.68
  600058430     ADAMS                      340 BEACH DRIVE            SOUTH LAKE TAHO    CA     96150      $377,574.60
  600058431     CHING                      3407 KAAU STREET           HONOLULU           HI     96816      $596,310.55
  600058432     STONE                      5222 KUAIWI PLACE          HONOLULU           HI     96821      $575,968.44
  600058433     AN                         7431 NORTH COBBLESTONE RO  TUCSON             AZ     85718      $543,071.70
  600058434     JONES                      16124 EAST SHORE DRIVE     LYNNWOOD           WA     98037      $326,062.30
  600058435     FURMAN                     810 MARK WEST SPRINGS ROA  SANTA ROSA         CA     95404      $595,839.66
  600058436     HOLLINGSWORTH              737 CHEYENNE DRIVE         WALNUT CREEK       CA     94598      $301,812.29
  600058437     PLUCKHAN                   8690 INDIAN HILL COURT     ORANGEVALE         CA     95662      $410,990.96
  600058438     WOO                        180 30TH AVENUE            SAN FRANCISCO      CA     94121      $616,206.81
  600058439     VANDERHORST                282 JUNIPERO AVENUE        PACIFIC GROVE      CA     93950      $303,540.96
  600058440     COONS                      8 PEPPERWOOD DRIVE         SANDY              UT     84092      $355,500.00
  600058441     GOLDRING                   30 VISTA AVENUE            AUBURNDALE         MA     2166       $483,750.00
  600058442     CLARK                      4040 AMARANTA AVENUE       PALO ALTO          CA     94306      $579,257.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058429     CHUNG                        9.250      .250    9.000     .0450     8.955     12/01/2026
  600058430     ADAMS                        8.875      .250    8.625     .0450     8.580     12/01/2026
  600058431     CHING                        8.750      .250    8.500     .0450     8.455     12/01/2026
  600058432     STONE                        8.750      .250    8.500     .0450     8.455     01/01/2027
  600058433     AN                           8.375      .250    8.125     .0450     8.080     12/01/2026
  600058434     JONES                        8.750      .250    8.500     .0450     8.455     01/01/2027
  600058435     FURMAN                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600058436     HOLLINGSWORTH                8.375      .250    8.125     .0450     8.080     01/01/2027
  600058437     PLUCKHAN                     8.500      .250    8.250     .0450     8.205     10/01/2026
  600058438     WOO                          8.250      .250    8.000     .0450     7.955     01/01/2027
  600058439     VANDERHORST                  7.875      .250    7.625     .0450     7.580     01/01/2027
  600058440     COONS                        8.375      .250    8.125     .0450     8.080     02/01/2027
  600058441     GOLDRING                     8.750      .250    8.500     .0450     8.455     02/01/2027
  600058442     CLARK                        8.250      .250    8.000     .0450     7.955     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058429     CHUNG                      196450                     $5,100.59                  02/01/1997             360
  600058430     ADAMS                      201475                     $3,007.54                  02/01/1997             360
  600058431     CHING                      203238                     $4,696.60                  02/01/1997             360
  600058432     STONE                      205452                     $4,533.75         7        02/01/1997             360
  600058433     AN                         206012                     $4,132.89                  02/01/1997             360
  600058434     JONES                      206391                     $2,566.61                  02/01/1997             360
  600058435     FURMAN                     208213                     $4,323.23                  02/01/1997             360
  600058436     HOLLINGSWORTH              209702                     $2,295.42                  02/01/1997             360
  600058437     PLUCKHAN                   211206                     $3,167.93                  02/01/1997             360
  600058438     WOO                        212041                     $4,632.31                  02/01/1997             360
  600058439     VANDERHORST                212305                     $2,202.40                  02/01/1997             360
  600058440     COONS                      212316                     $2,702.06                  02/01/1997             360
  600058441     GOLDRING                   212486                     $3,805.67                  02/01/1997             360
  600058442     CLARK                      212657                     $4,357.35                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058429     CHUNG                                                                                         $890,000.00    N
  600058430     ADAMS                                                                                         $516,000.00    N
  600058431     CHING                                                                                         $750,000.00    N
  600058432     STONE                                                                                         $677,951.00    N
  600058433     AN                                                                                            $725,000.00    N
  600058434     JONES                                                                                         $435,000.00    N
  600058435     FURMAN                                                                                        $795,000.00    N
  600058436     HOLLINGSWORTH                                                                                 $407,000.00    N
  600058437     PLUCKHAN                                                                                      $515,000.00    N
  600058438     WOO                                                                                           $860,000.00    N
  600058439     VANDERHORST                                                                                   $405,000.00    N
  600058440     COONS                                                                                         $474,000.00    N
  600058441     GOLDRING                                                                                      $647,000.00    N
  600058442     CLARK                                                                                         $730,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058443     HANSEN                     307 JEFFERS ROAD           ENNIS              MT     59729      $399,781.51
  600058444     DERGOSITS                  1456 GRAND AVENUE          SAN RAFAEL         CA     94901      $539,291.15
  600058445     ALVAREZ, JR.               70 HARTORD AVENUE          SAN CARLOS         CA     94070      $639,138.29
  600058446     LOGAN                      5463 MARJAN STREET         LOS ANGELES        CA     90056      $445,729.81
  600058447     BLAZER                     200 BOWDISH ROAD           WHITEFISH          MT     59937      $505,665.35
  600058448     BOUCHARD                   0121 LITTLE TEXAS LANE     WOODY CREEK        CO     81656      $420,000.00
  600058449     BRANDLIN                   2632 WESTRIDGE ROAD        LOS ANGELES        CA     90049      $541,217.74
  600058627     JACKSON                    19440 BLYTHE ST            RESEDA             CA     91335      $191,049.96
  600058628     PIOMBINO                   4751 CADISON ST            TORRANCE           CA     90503      $210,937.53
  600058629     THOMPSON                   29920 MULEDEER LN          CASTAIC            CA     91384      $260,376.19
  600058630     JAMMER                     3709 OCEAN BLVD            BRANT BEACH        NJ     08008      $453,638.50
  600058631     JAMES                      1531 AIDENN LAIR RD        MAPLE GLEN         PA     19002      $211,230.64
  600058632     WORTHING                   22310 CIRCLE "J" RANCH RO  SANTA CLARI        CA     91350      $269,922.04
  600058633     BAPTISTE                   2205 COLONIAL DR           LEAGUE CITY        TX     77573      $212,502.85


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058443     HANSEN                       9.000      .250    8.750     .0450     8.705     01/01/2027
  600058444     DERGOSITS                    8.125      .250    7.875     .0450     7.830     12/01/2026
  600058445     ALVAREZ, JR.                 8.000      .250    7.750     .0450     7.705     12/01/2026
  600058446     LOGAN                        8.500      .250    8.250     .0450     8.205     01/01/2027
  600058447     BLAZER                       8.750      .250    8.500     .0450     8.455     12/01/2026
  600058448     BOUCHARD                     8.625      .250    8.375     .0450     8.330     02/01/2027
  600058449     BRANDLIN                     7.750      .250    7.500     .0450     7.455     01/01/2027
  600058627     JACKSON                     10.625      .250   10.375     .0450    10.330     06/01/2020
  600058628     PIOMBINO                    10.125      .250    9.875     .0450     9.830     07/01/2020
  600058629     THOMPSON                    10.875      .250   10.625     .0450    10.580     07/01/2020
  600058630     JAMMER                      10.500      .250   10.250     .0450    10.205     07/01/2020
  600058631     JAMES                       10.000      .250    9.750     .0450     9.705     01/01/2021
  600058632     WORTHING                     9.125      .250    8.875     .0450     8.830     05/01/2022
  600058633     BAPTISTE                     9.750      .250    9.500     .0450     9.455     05/01/2021


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058443     HANSEN                     212880                     $3,218.49                  02/01/1997             360
  600058444     DERGOSITS                  213906                     $4,009.48                  02/01/1997             360
  600058445     ALVAREZ, JR.               213908                     $4,696.09                  02/01/1997             360
  600058446     LOGAN                      213937                     $3,429.36                  02/01/1997             360
  600058447     BLAZER                     216018                     $3,982.67                  02/01/1997             360
  600058448     BOUCHARD                   216456                     $3,266.72                  02/01/1997             360
  600058449     BRANDLIN                   219337                     $3,880.09                  02/01/1997             360
  600058627     JACKSON                    0217425404                 $1,848.20         1        02/01/1997             360
  600058628     PIOMBINO                   0217439785                 $1,972.29         1        02/01/1997             360
  600058629     THOMPSON                   0217443068                 $2,562.78         2        02/01/1997             360
  600058630     JAMMER                     0217445154                 $4,345.01                  02/01/1997             360
  600058631     JAMES                      0217608298                 $1,939.43         1        02/01/1997             360
  600058632     WORTHING                   0220235014                 $2,282.43         1        02/01/1997             360
  600058633     BAPTISTE                   0220352298                 $1,914.71                  02/01/1997             348


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058443     HANSEN                                                                                        $556,800.00    N
  600058444     DERGOSITS                                                                                     $675,000.00    N
  600058445     ALVAREZ, JR.                                                                                  $800,000.00    N
  600058446     LOGAN                                                                                         $595,000.00    N
  600058447     BLAZER                                                                                        $675,000.00    N
  600058448     BOUCHARD                                                                                      $525,000.00    N
  600058449     BRANDLIN                                                                                      $677,000.00    N
  600058627     JACKSON                                                                                       $267,023.00    N
  600058628     PIOMBINO                                                                                      $278,000.00    N
  600058629     THOMPSON                                                                                      $302,000.00    Y
  600058630     JAMMER                                                                                        $720,024.00    N
  600058631     JAMES                                                                                         $340,000.00    N
  600058632     WORTHING                                                                                      $335,000.00    N
  600058633     BAPTISTE                                                                                      $279,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058634     BROWN JR                   LOT 790 LAKE RABUN         LAKEMONT           GA     30552      $586,435.93
  600058635     DECKINGER                  7099 VALENCIA DRIVE        BOCA RATON         FL     33433      $286,561.39
  600058636     JARVIS                     19716 GOLDEN BOUGH DR      COVINA AREA        CA     91724      $390,309.97
  600058637     HOLLWEG                    21 YORK LANE               LEE                NH     03824       $39,916.06
  600058638     FAVOR                      1412 GREENLAKE DRIVE       AURORA             IL     60504      $299,855.12
  600058639     ALLEN                      3027 ST. JOHNS AVENUE      JACKSONVILL        FL     32205      $222,068.75
  600058640     JOAQUIM                    5610 NORTH SAGUARO DR.     PARADISE VA        AZ     85253    $1,393,434.60
  600058641     CROSBY                     25805 MARSH LANDING PARKW  PONTE VEDRA        FL     32082      $298,134.01
  600058642     SHEFELBINE                 2003 WOODLAKE DRIVE        ORANGE PARK        FL     32073      $214,964.89
  600058643     STEPHENS                   1448 COURSE VIEW DRIVE     ORANGE PARK        FL     32073      $244,373.35
  600058644     DRAKE                      9400 SMITHSON LANE         BRENTWOOD          TN     37027      $248,067.55
  600058645     REYES                      10961 CREEKBRIDGE PLACE    SAN DIEGO          CA     92128      $149,482.09
  600058646     JUSTUSSON                  4043 STONE HOLLOW WAY      DALLAS             TX     75287      $215,259.40
  600058647     COLLINS                    1436 COURSE VIEW DR        ORANGE PARK        FL     32073      $282,837.36


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058634     BROWN JR                     8.625      .250    8.375     .0450     8.330     09/01/2019
  600058635     DECKINGER                    8.875      .250    8.625     .0450     8.580     03/01/2023
  600058636     JARVIS                       8.875      .250    8.625     .0450     8.580     09/01/2021
  600058637     HOLLWEG                      8.875      .250    8.625     .0450     8.580     10/01/2025
  600058638     FAVOR                        7.000      .250    6.750     .0450     6.705     04/01/2026
  600058639     ALLEN                        6.875      .250    6.625     .0450     6.580     04/01/2026
  600058640     JOAQUIM                      9.375      .250    9.125     .0450     9.080     05/01/2026
  600058641     CROSBY                       7.375      .250    7.125     .0450     7.080     06/01/2026
  600058642     SHEFELBINE                   8.000      .250    7.750     .0450     7.705     07/01/2026
  600058643     STEPHENS                     8.000      .250    7.750     .0450     7.705     07/01/2026
  600058644     DRAKE                        7.750      .250    7.500     .0450     7.455     07/01/2026
  600058645     REYES                        8.750      .250    8.500     .0450     8.455     07/01/2026
  600058646     JUSTUSSON                    8.000      .250    7.750     .0450     7.705     07/01/2026
  600058647     COLLINS                      8.000      .250    7.750     .0450     7.705     08/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058634     BROWN JR                   0220468821                 $4,921.67                  02/01/1997             331
  600058635     DECKINGER                  0220661342                 $2,353.85                  02/01/1997             360
  600058636     JARVIS                     0320104656                 $3,299.21                  02/01/1997             360
  600058637     HOLLWEG                    0450221171                   $320.64                  02/01/1997             360
  600058638     FAVOR                      0450372941                 $2,011.88                  02/01/1997             360
  600058639     ALLEN                      0450381090                 $1,471.53                  02/01/1997             360
  600058640     JOAQUIM                    0450398383                 *********                  02/01/1997             360
  600058641     CROSBY                     0450445838                 $2,072.03                  02/01/1997             360
  600058642     SHEFELBINE                 0450459540                 $1,584.94                  02/01/1997             360
  600058643     STEPHENS                   0450463567                 $1,801.76                  02/01/1997             360
  600058644     DRAKE                      0450467063                 $1,791.04                  02/01/1997             360
  600058645     REYES                      0450467915                 $1,180.84         2        02/01/1997             360
  600058646     JUSTUSSON                  0450473509                 $1,592.27        12        02/01/1997             360
  600058647     COLLINS                    0450485628                 $2,083.90                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058634     BROWN JR                                                                                      $900,000.00    N
  600058635     DECKINGER                                                                                     $740,000.00    N
  600058636     JARVIS                                                                                        $550,000.00    N
  600058637     HOLLWEG                                                                                       $155,000.00    N
  600058638     FAVOR                                                                                         $378,000.00    N
  600058639     ALLEN                                                                                         $280,000.00    N
  600058640     JOAQUIM                                                                                     $3,300,000.00    N
  600058641     CROSBY                                                                                        $580,185.00    N
  600058642     SHEFELBINE                                                                                    $270,000.00    N
  600058643     STEPHENS                                                                                      $306,978.00    N
  600058644     DRAKE                                                                                         $439,900.00    N
  600058645     REYES                                                                                         $158,000.00    N
  600058646     JUSTUSSON                                                                                     $249,990.00    N
  600058647     COLLINS                                                                                       $377,130.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058648     VAN CLEAVE                 116 CATTAIL CIRCLE         JACKSONVILL        FL     32259      $235,974.38
  600058649     HOWENSTINE                 2754 S FRONTAGE ROAD WEST  VAIL               CO     81657      $317,989.07
  600058650     GROSS                      4028 TURNBERRY COURT       JACKSONVILL        FL     32224      $239,365.60
  600058651     MARINARO                   10 CARPENTER ROAD          HOPEWELL JU        NY     12533      $199,546.51
  600058652     FREEDMAN                   800 SOUTH MILL ST, 1       ASPEN              CO     81611      $331,422.76
  600058653     HODGES                     18 RED GATE LANE           FRANKLIN           MA     02038      $216,360.65
  600058654     PRITZLAFF                  2330 BALD MOUNTAIN RD      VAIL               CO     81658      $185,169.07
  600058655     DICKSON                    1103 E BLUE RIDGE DRIVE    ORION              MI     48348      $395,725.89
  600058656     PALERMO                    230 TURKEY HILL ROAD       BETHLEHEM          NJ     08804      $259,547.92
  600058657     MILLER                     507 W GALENA AVE PO BOX 2  TELLURIDE          CO     81435      $299,436.68
  600058658     MARSH                      526 HERRMAN AVE            RIVER VALE         NJ     07675      $224,598.60
  600058659     LUNDBERG                   2308 SWEENEY ROAD          LOMPOC             CA     93436      $247,063.79
  600058660     ISCH                       106 WOODS DRIVE            BRECKENRIDG        CO     80424      $383,495.92
  600058661     ROBBINS                    21 W TOWN STREET           NORWICH            CT     06360      $217,255.22


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058648     VAN CLEAVE                   7.875      .250    7.625     .0450     7.580     09/01/2026
  600058649     HOWENSTINE                   8.625      .250    8.375     .0450     8.330     10/01/2026
  600058650     GROSS                        8.125      .250    7.875     .0450     7.830     10/01/2026
  600058651     MARINARO                     8.875      .250    8.625     .0450     8.580     10/01/2026
  600058652     FREEDMAN                     8.750      .250    8.500     .0450     8.455     11/01/2026
  600058653     HODGES                       8.000      .250    7.750     .0450     7.705     11/01/2026
  600058654     PRITZLAFF                    8.625      .250    8.375     .0450     8.330     11/01/2026
  600058655     DICKSON                      7.875      .250    7.625     .0450     7.580     11/01/2026
  600058656     PALERMO                      8.750      .250    8.500     .0450     8.455     11/01/2026
  600058657     MILLER                       8.375      .250    8.125     .0450     8.080     11/01/2026
  600058658     MARSH                        8.625      .250    8.375     .0450     8.330     11/01/2026
  600058659     LUNDBERG                     8.750      .250    8.500     .0450     8.455     11/01/2026
  600058660     ISCH                         8.125      .250    7.875     .0450     7.830     12/01/2026
  600058661     ROBBINS                      8.875      .250    8.625     .0450     8.580     12/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058648     VAN CLEAVE                 0450520499                 $1,716.97                  02/01/1997             360
  600058649     HOWENSTINE                 0450536784                 $2,479.21                  02/01/1997             360
  600058650     GROSS                      0450538087                 $1,782.00                  02/01/1997             360
  600058651     MARINARO                   0450539812                 $1,591.29                  02/01/1997             360
  600058652     FREEDMAN                   0450544994                 $2,611.85         3        02/01/1997             360
  600058653     HODGES                     0450545439                 $1,590.81                  02/01/1997             360
  600058654     PRITZLAFF                  0450545900                 $1,442.80                  02/01/1997             360
  600058655     DICKSON                    0450552567                 $2,875.27                  02/01/1997             360
  600058656     PALERMO                    0450560248                 $2,045.43                  02/01/1997             360
  600058657     MILLER                     0450561295                 $2,280.22                  02/01/1997             360
  600058658     MARSH                      0450561394                 $1,750.03                  02/01/1997             360
  600058659     LUNDBERG                   0450564596                 $1,947.09                  02/01/1997             360
  600058660     ISCH                       0450571278                 $2,851.19                  02/01/1997             360
  600058661     ROBBINS                    0450571823                 $1,730.53                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058648     VAN CLEAVE                                                                                    $296,000.00    N
  600058649     HOWENSTINE                                                                                    $425,000.00    N
  600058650     GROSS                                                                                         $300,000.00    N
  600058651     MARINARO                                                                                      $307,000.00    N
  600058652     FREEDMAN                                                                                      $414,000.00    N
  600058653     HODGES                                                                                        $271,760.00    Y
  600058654     PRITZLAFF                                                                                     $265,000.00    N
  600058655     DICKSON                                                                                       $495,700.00    N
  600058656     PALERMO                                                                                       $355,000.00    N
  600058657     MILLER                                                                                      $1,175,000.00    N
  600058658     MARSH                                                                                         $300,000.00    N
  600058659     LUNDBERG                                                                                      $330,000.00    N
  600058660     ISCH                                                                                          $486,513.00    N
  600058661     ROBBINS                                                                                       $290,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058662     COUGHEY                    401 OWLS NEST ROAD         GREENVILLE         DE     19807      $591,096.29
  600058663     MOYLAN                     4426 AUCKLAND AVENUE       TOLUCA LAKE        CA     91602      $334,571.29
  600058664     LACHER                     3714 E REDFIELD ROAD       GILBERT            AZ     85233      $229,665.55
  600058665     MALAIS                     1311 E NANCE STREET        MESA               AZ     85203      $246,675.76
  600058666     FRONCZAK                   12 TOULON AVENUE           FOOTHILL RA        CA     92610      $241,947.79
  600058667     KATZ                       0230 GOLD FLAKE TERRACE    BRECKENRIDG        CO     80424      $749,509.40
  600058668     NOWMOS                     3572 WEST DRIVE            BENSALEM           PA     19020       $89,550.06
  600058669     WIECK                      10301 N THORNYDALE ROAD    TUCSON             AZ     85741      $278,604.88
  600058670     ANDERSON                   54 VISTA DEL VALLE         ALISO VIEJO        CA     92656      $216,108.63
  600058671     LINDBURG II                9884 COPPER HILL ROAD      LADUE              MO     63124      $269,636.45
  600058672     CURRY                      1120 HARRISON AVENUE       REDWOOD CIT        CA     94062      $299,635.21
  600058673     BROFERMAKER                6094 NW 75 COURT           PARKLAND           FL     33067       $89,884.83
  600058674     BAIN                       22342 FALLEN LEAF ROAD     LAKE FOREST        CA     92630      $181,373.45
  600058675     FARMER                     7656 WATFORD DRIVE         WEST BLOOMF        MI     48322      $249,823.54


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058662     COUGHEY                      7.375      .250    7.125     .0450     7.080     12/01/2026
  600058663     MOYLAN                       8.250      .250    8.000     .0450     7.955     12/01/2026
  600058664     LACHER                       8.000      .250    7.750     .0450     7.705     12/01/2026
  600058665     MALAIS                       8.125      .250    7.875     .0450     7.830     12/01/2026
  600058666     FRONCZAK                     8.375      .250    8.125     .0450     8.080     12/01/2026
  600058667     KATZ                         8.125      .250    7.875     .0450     7.830     01/01/2027
  600058668     NOWMOS                       8.250      .250    8.000     .0450     7.955     12/01/2026
  600058669     WIECK                        7.750      .250    7.500     .0450     7.455     12/01/2026
  600058670     ANDERSON                     8.000      .250    7.750     .0450     7.705     12/01/2026
  600058671     LINDBURG II                  8.000      .250    7.750     .0450     7.705     12/01/2026
  600058672     CURRY                        8.500      .250    8.250     .0450     8.205     12/01/2026
  600058673     BROFERMAKER                  8.250      .250    8.000     .0450     7.955     12/01/2026
  600058674     BAIN                         8.375      .250    8.125     .0450     8.080     12/01/2026
  600058675     FARMER                       7.750      .250    7.500     .0450     7.455     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058662     COUGHEY                    0450573217                 $4,088.80                  02/01/1997             360
  600058663     MOYLAN                     0450575303                 $2,516.75                  02/01/1997             360
  600058664     LACHER                     0450575402                 $1,687.66                  02/01/1997             360
  600058665     MALAIS                     0450575717                 $1,833.97         2        02/01/1997             360
  600058666     FRONCZAK                   0450576822                 $1,841.28        12        02/01/1997             360
  600058667     KATZ                       0450578695                 $5,568.73                  02/01/1997             360
  600058668     NOWMOS                     0450581467                   $675.39                  02/01/1997             360
  600058669     WIECK                      0450582366                 $1,998.80         2        02/01/1997             360
  600058670     ANDERSON                   0450584081                 $1,587.87        12        02/01/1997             360
  600058671     LINDBURG II                0450586276                 $1,981.17                  02/01/1997             360
  600058672     CURRY                      0450587761                 $2,306.75                  02/01/1997             360
  600058673     BROFERMAKER                0450588686                   $676.14                  02/01/1997             360
  600058674     BAIN                       0450589668                 $1,380.30                  02/01/1997             360
  600058675     FARMER                     0450592399                 $1,791.04                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058662     COUGHEY                                                                                       $740,000.00    N
  600058663     MOYLAN                                                                                        $480,000.00    N
  600058664     LACHER                                                                                        $311,165.00    N
  600058665     MALAIS                                                                                        $260,000.00    N
  600058666     FRONCZAK                                                                                      $255,000.00    N
  600058667     KATZ                                                                                        $1,000,000.00    N
  600058668     NOWMOS                                                                                        $139,900.00    N
  600058669     WIECK                                                                                         $310,000.00    N
  600058670     ANDERSON                                                                                      $227,798.00    Y
  600058671     LINDBURG II                                                                                   $440,000.00    N
  600058672     CURRY                                                                                         $472,000.00    N
  600058673     BROFERMAKER                                                                                   $213,111.00    N
  600058674     BAIN                                                                                          $227,000.00    N
  600058675     FARMER                                                                                        $365,340.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058676     MULGREW                    5305 GREENRIDGE ROAD       CASTRO VALL        CA     94552      $216,684.87
  600058677     STARK                      12129 SALIX WAY            SAN DIEGO          CA     92129      $274,311.09
  600058678     BOULIANNE                  6081 JOHN MUIR ROAD        HIDDEN HILL        CA     91302      $985,604.85
  600058679     BELLIN                     17231 SW 12 STREET         PEMBROKE PI        FL     33029      $247,465.88
  600058680     LAROSA                     6 WILLOW BEND ROAD         COTO DE CAZ        CA     92679      $311,590.79
  600058681     NOVAK                      21 STORMWATCH CR           SILVERTHORN        CO     80498      $299,808.70
  600058682     REUVENI                    492 FORDHAM PL.            PARAMUS            NJ     07652      $287,816.35
  600058683     BONBRAKE                   7431 NORTH MICHELLE PLACE  TUCSON             AZ     85704      $216,834.88
  600058684     RANSBOTTOM JR              8175 BURNT OAK TRAIL       FRANKTOWN          CO     80116      $302,796.69
  600058685     WALLACE JR                 3819 CLINTONVILLE RD       WATERFORD          MI     48329      $287,297.08
  600058686     SASSON                     30 SPRUCE DRIVE            HOLLAND            PA     18966      $367,740.27
  600058687     MELESKO JR                 2904 HUNT VALLEY DRIVE     GLENWOOD           MD     21738      $359,758.44
  600058688     EXELBY                     12334 N 58TH DRIVE         GLENDALE           AZ     85304       $99,934.58
  600058689     RENNEBOHM                  428 G LOOP ROAD            BOW                WA     98232      $216,854.40


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058676     MULGREW                      7.625      .250    7.375     .0450     7.330     12/01/2026
  600058677     STARK                        7.875      .250    7.625     .0450     7.580     01/01/2027
  600058678     BOULIANNE                    8.125      .250    7.875     .0450     7.830     01/01/2027
  600058679     BELLIN                       7.750      .250    7.500     .0450     7.455     01/01/2017
  600058680     LAROSA                       8.000      .250    7.750     .0450     7.705     01/01/2027
  600058681     NOVAK                        8.250      .250    8.000     .0450     7.955     01/01/2027
  600058682     REUVENI                      8.250      .250    8.000     .0450     7.955     01/01/2027
  600058683     BONBRAKE                     7.375      .250    7.125     .0450     7.080     01/01/2027
  600058684     RANSBOTTOM JR                8.000      .250    7.750     .0450     7.705     01/01/2027
  600058685     WALLACE JR                   7.750      .250    7.500     .0450     7.455     01/01/2027
  600058686     SASSON                       7.750      .250    7.500     .0450     7.455     01/01/2027
  600058687     MELESKO JR                   8.000      .250    7.750     .0450     7.705     01/01/2027
  600058688     EXELBY                       8.125      .250    7.875     .0450     7.830     01/01/2027
  600058689     RENNEBOHM                    8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058676     MULGREW                    0450593090                 $1,535.92                  02/01/1997             360
  600058677     STARK                      0450593454                 $1,990.32                  02/01/1997             360
  600058678     BOULIANNE                  0450593660                 $7,322.88                  02/01/1997             360
  600058679     BELLIN                     0450593819                 $2,035.14                  02/01/1997             240
  600058680     LAROSA                     0450595269                 $2,287.88        12        02/01/1997             360
  600058681     NOVAK                      0450596796                 $2,253.80                  02/01/1997             360
  600058682     REUVENI                    0450598636                 $2,163.65                  02/01/1997             360
  600058683     BONBRAKE                   0450599519                 $1,498.77                  02/01/1997             360
  600058684     RANSBOTTOM JR              0450599543                 $2,223.31                  02/01/1997             360
  600058685     WALLACE JR                 0450599857                 $2,059.69                  02/01/1997             360
  600058686     SASSON                     0450601232                 $2,636.40                  02/01/1997             360
  600058687     MELESKO JR                 0450601992                 $2,641.56                  02/01/1997             360
  600058688     EXELBY                     0450602214                   $742.50                  02/01/1997             360
  600058689     RENNEBOHM                  0450602354                 $1,592.27                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058676     MULGREW                                                                                       $323,000.00    N
  600058677     STARK                                                                                         $350,000.00    N
  600058678     BOULIANNE                                                                                   $1,315,000.00    N
  600058679     BELLIN                                                                                        $309,900.00    N
  600058680     LAROSA                                                                                        $328,263.00    N
  600058681     NOVAK                                                                                         $500,000.00    N
  600058682     REUVENI                                                                                       $360,000.00    N
  600058683     BONBRAKE                                                                                      $307,000.00    N
  600058684     RANSBOTTOM JR                                                                                 $385,000.00    N
  600058685     WALLACE JR                                                                                    $477,500.00    N
  600058686     SASSON                                                                                        $460,000.00    N
  600058687     MELESKO JR                                                                                    $481,722.00    N
  600058688     EXELBY                                                                                        $215,765.00    N
  600058689     RENNEBOHM                                                                                     $370,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058690     ALEXANDER                  1043 CAMINO DEL RETIRO     SANTA BARBA        CA     93110      $291,454.30
  600058691     JOBSE                      43 WATCH HILL DRIVE        SCITUATE           MA     02066      $291,804.07
  600058692     WOOD                       3207 ESPACIO STREET        FARMINGTON         NM     87401      $187,877.02
  600058693     LADAO                      1368 HAVENWOOD DRIVE       SAN JOSE           CA     95132      $215,869.14
  600058694     MONGE JR                   39542 BENAVENTE PLACE      FREMONT            CA     94539      $299,818.25
  600058695     BARNETT                    176 CLUB COURSE DRIVE      HILTON HEAD        SC     29938      $299,813.53
  600058696     PARTRIDGE                  13510  ELENA GALLEGOS PLA  ALBUQUERQUE        NM     87111      $234,838.27
  600058697     QURESHY                    7923 HEATHER DALE COURT    SUGAR LAND         TX     77479      $232,839.64
  600058698     KASSMAN                    6501 N PLACITA ALTA REPOS  TUCSON             AZ     85750      $355,755.00
  600058699     CAIL                       56 BERKELEY ST             READING            MA     01867      $278,322.41
  600058700     HALLAGAN                   3666 STOUTES CREEK ROAD    BLOOMINGTON        IN     47404      $349,258.33
  600058701     TRAN                       1817 N CALIFORNIA STREET   BURBANK            CA     91505      $205,971.90
  600058702     AGUILAR                    25 FRANKLIN DRIVE          BELLE MEAD         NJ     08502      $315,798.49
  600058703     POTTGEN                    305 OCEAN PALMS COURT      KIAWAH ISLA        SC     29455      $623,631.27


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058690     ALEXANDER                    8.000      .250    7.750     .0450     7.705     01/01/2027
  600058691     JOBSE                        8.000      .250    7.750     .0450     7.705     01/01/2027
  600058692     WOOD                         8.125      .250    7.875     .0450     7.830     01/01/2027
  600058693     LADAO                        8.500      .250    8.250     .0450     8.205     01/01/2027
  600058694     MONGE JR                     8.500      .250    8.250     .0450     8.205     01/01/2027
  600058695     BARNETT                      8.375      .250    8.125     .0450     8.080     01/01/2027
  600058696     PARTRIDGE                    7.875      .250    7.625     .0450     7.580     01/01/2027
  600058697     QURESHY                      7.875      .250    7.625     .0450     7.580     01/01/2027
  600058698     KASSMAN                      7.875      .250    7.625     .0450     7.580     01/01/2027
  600058699     CAIL                         8.250      .250    8.000     .0450     7.955     01/01/2027
  600058700     HALLAGAN                     8.000      .250    7.750     .0450     7.705     01/01/2027
  600058701     TRAN                         8.375      .250    8.125     .0450     8.080     01/01/2027
  600058702     AGUILAR                      8.250      .250    8.000     .0450     7.955     01/01/2027
  600058703     POTTGEN                      8.000      .250    7.750     .0450     7.705     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058690     ALEXANDER                  0450602651                 $2,140.03                  02/01/1997             360
  600058691     JOBSE                      0450602867                 $2,142.60                  02/01/1997             360
  600058692     WOOD                       0450602933                 $1,395.90                  02/01/1997             360
  600058693     LADAO                      0450603303                 $1,660.86        12        02/01/1997             360
  600058694     MONGE JR                   0450603980                 $2,306.75                  02/01/1997             360
  600058695     BARNETT                    0450604608                 $2,280.22                  02/01/1997             360
  600058696     PARTRIDGE                  0450606116                 $1,703.92                  02/01/1997             360
  600058697     QURESHY                    0450606249                 $1,689.42         2        02/01/1997             360
  600058698     KASSMAN                    0450606371                 $2,581.25                  02/01/1997             360
  600058699     CAIL                       0450606538                 $2,092.28                  02/01/1997             360
  600058700     HALLAGAN                   0450606843                 $2,568.18                  02/01/1997             360
  600058701     TRAN                       0450606876                 $1,566.51        12        02/01/1997             360
  600058702     AGUILAR                    0450607122                 $2,374.01                  02/01/1997             360
  600058703     POTTGEN                    0450607668                 $4,579.06                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058690     ALEXANDER                                                                                     $845,000.00    N
  600058691     JOBSE                                                                                         $365,000.00    N
  600058692     WOOD                                                                                          $235,000.00    N
  600058693     LADAO                                                                                         $240,000.00    N
  600058694     MONGE JR                                                                                      $429,000.00    N
  600058695     BARNETT                                                                                       $375,000.00    N
  600058696     PARTRIDGE                                                                                     $445,000.00    N
  600058697     QURESHY                                                                                       $245,310.00    N
  600058698     KASSMAN                                                                                       $475,000.00    N
  600058699     CAIL                                                                                          $485,000.00    N
  600058700     HALLAGAN                                                                                      $500,000.00    N
  600058701     TRAN                                                                                          $225,000.00    N
  600058702     AGUILAR                                                                                       $488,000.00    N
  600058703     POTTGEN                                                                                       $891,500.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058704     HAITZ                      29 HUTTON DRIVE            MAHWAH             NJ     07430      $274,524.64
  600058705     SOUCY                      129 ATLANTIC AVENUE        SEABROOK           NH     03874      $545,660.63
  600058706     BARBIERI                   94 REDMONT ROAD            STAMFORD           CT     06903      $314,799.14
  600058707     TAYLOR JR                  5817 HARDWICK DRIVE        GLEN ALLEN         VA     23060      $234,834.14
  600058708     BRADLEY                    11709 VAIL COURT           SAN DIEGO          CA     92119      $239,838.96
  600058709     ATKINS                     6508 W OCEAN FRONT         NEWPORT BEA        CA     92663      $577,215.94
  600058710     HAMILTON                   1164 TRUMAN PARKWAY        MILTON             MA     02186      $349,782.45
  600058711     KAYLOR                     1041 DEL HAVEN DRIVE       DELRAY BEAC        FL     33483      $334,275.55
  600058712     WILLIAMS                   9902 WIND RIVER RUN        MCCORDSVILL        IN     46055      $277,168.57
  600058713     WALKER                     10541 N AERONCA LANE       MC CORDSVIL        IN     46055      $259,838.39
  600058714     FRY                        9 HARVESTON                MISSION VIE        CA     92692      $225,013.60
  600058715     DRAGO                      462 NE 21 AVENUE           DEERFIELD B        FL     33441      $506,715.77
  600058716     DEBELLIS                   34-15 LINWOOD RD           FAIR LAWN          NJ     07410      $241,042.22
  600058717     ROOS                       493 ORCHARD HILLS DRIVE    ANN ARBOR          MI     48104      $296,815.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058704     HAITZ                        8.250      .250    8.000     .0450     7.955     01/01/2027
  600058705     SOUCY                        8.375      .250    8.125     .0450     8.080     01/01/2027
  600058706     BARBIERI                     8.250      .250    8.000     .0450     7.955     01/01/2027
  600058707     TAYLOR JR                    7.750      .250    7.500     .0450     7.455     01/01/2027
  600058708     BRADLEY                      8.000      .250    7.750     .0450     7.705     01/01/2027
  600058709     ATKINS                       9.500      .250    9.250     .0450     9.205     01/01/2027
  600058710     HAMILTON                     8.375      .250    8.125     .0450     8.080     01/01/2027
  600058711     KAYLOR                       8.000      .250    7.750     .0450     7.705     01/01/2027
  600058712     WILLIAMS                     8.125      .250    7.875     .0450     7.830     01/01/2027
  600058713     WALKER                       8.375      .250    8.125     .0450     8.080     01/01/2027
  600058714     FRY                          8.500      .250    8.250     .0450     8.205     01/01/2027
  600058715     DRAGO                        8.875      .250    8.625     .0450     8.580     01/01/2027
  600058716     DEBELLIS                     8.125      .250    7.875     .0450     7.830     01/01/2027
  600058717     ROOS                         8.375      .250    8.125     .0450     8.080     01/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058704     HAITZ                      0450608039                 $2,065.99                  02/01/1997             360
  600058705     SOUCY                      0450608369                 $4,150.00                  02/01/1997             360
  600058706     BARBIERI                   0450608526                 $2,366.49                  02/01/1997             360
  600058707     TAYLOR JR                  0450609136                 $1,683.57                  02/01/1997             360
  600058708     BRADLEY                    0450609250                 $1,761.04         2        02/01/1997             360
  600058709     ATKINS                     0450609383                 $4,855.94                  02/01/1997             360
  600058710     HAMILTON                   0450609615                 $2,660.26                  02/01/1997             360
  600058711     KAYLOR                     0450609789                 $2,454.45                  02/01/1997             360
  600058712     WILLIAMS                   0450610324                 $2,059.32        12        02/01/1997             360
  600058713     WALKER                     0450610332                 $1,976.19                  02/01/1997             360
  600058714     FRY                        0450610621                 $1,731.21         2        02/01/1997             360
  600058715     DRAGO                      0450611991                 $4,033.92                  02/01/1997             360
  600058716     DEBELLIS                   0450612361                 $1,790.91                  02/01/1997             360
  600058717     ROOS                       0450612528                 $2,257.42        12        02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058704     HAITZ                                                                                         $568,000.00    N
  600058705     SOUCY                                                                                         $800,000.00    N
  600058706     BARBIERI                                                                                      $425,000.00    N
  600058707     TAYLOR JR                                                                                     $314,000.00    N
  600058708     BRADLEY                                                                                       $252,641.00    N
  600058709     ATKINS                                                                                        $770,000.00    N
  600058710     HAMILTON                                                                                      $475,000.00    N
  600058711     KAYLOR                                                                                        $660,000.00    N
  600058712     WILLIAMS                                                                                      $308,174.00    N
  600058713     WALKER                                                                                        $325,000.00    N
  600058714     FRY                                                                                           $237,000.00    N
  600058715     DRAGO                                                                                       $1,050,000.00    N
  600058716     DEBELLIS                                                                                      $321,000.00    N
  600058717     ROOS                                                                                          $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058718     WAHIB                      2292 GREEN RIVER DRIVE     CHULA VISTA        CA     91915      $239,162.32
  600058719     BOCCHINO                   132 WILDWOOD RD            SOUTHHAMPTO        NY     11963      $147,213.03
  600058720     LOWE                       8114 SARGENT RIDGE         INDIANAPOLI        IN     46256      $303,561.20
  600058721     MARZOLF                    12600 COYOTE VALLEY ROAD   SALIDA             CO     81201      $443,694.44
  600058722     RODRIGUEZ                  18344-46 ROSLIN AVENUE     TORRANCE           CA     90504      $318,796.58
  600058723     MORRIS                     10397 MORNING DEW LANE     MECHANICSVI        VA     23111      $224,845.15
  600058724     THOMAS                     5256 REMUDA COURT          SHINGLE SPR        CA     95682      $251,289.66
  600058725     TADEWALDT                  9200 BOWEN CENTERS ROAD    YREKA              CA     96097      $356,004.83
  600058726     BLUME                      6976 MIMOSA DRIVE          CARLSBAD           CA     92009      $339,771.87
  600058727     GERAGI                     4188 NW 53 STREET          BOCA RATON         FL     33496      $337,505.53
  600058728     BROWN                      11542 DISCOVERY HTS CIRCL  ANCHORAGE          AK     99515      $405,741.10
  600058729     PASCUCCI                   2154 N DUCK LAKE ROAD      HIGHLAND           MI     48356      $299,813.53
  600058730     WIKFORS                    104 SEYMOUR ROAD           WOODBRIDGE         CT     06525      $284,000.00
  600058731     HUBER                      743 HEMINGWAY DRIVE, LOT   AMBLER             PA     19002      $320,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058718     WAHIB                        8.750      .250    8.500     .0450     8.455     01/01/2027
  600058719     BOCCHINO                     8.625      .250    8.375     .0450     8.330     01/01/2027
  600058720     LOWE                         8.375      .250    8.125     .0450     8.080     01/01/2027
  600058721     MARZOLF                      7.875      .250    7.625     .0450     7.580     01/01/2027
  600058722     RODRIGUEZ                    8.250      .250    8.000     .0450     7.955     01/01/2027
  600058723     MORRIS                       7.875      .250    7.625     .0450     7.580     01/01/2027
  600058724     THOMAS                       8.250      .250    8.000     .0450     7.955     01/01/2027
  600058725     TADEWALDT                    7.875      .250    7.625     .0450     7.580     01/01/2027
  600058726     BLUME                        8.000      .250    7.750     .0450     7.705     01/01/2027
  600058727     GERAGI                       8.750      .250    8.500     .0450     8.455     01/01/2027
  600058728     BROWN                        8.250      .250    8.000     .0450     7.955     01/01/2027
  600058729     PASCUCCI                     8.375      .250    8.125     .0450     8.080     01/01/2027
  600058730     WIKFORS                      7.500      .250    7.250     .0450     7.205     02/01/2027
  600058731     HUBER                        8.250      .250    8.000     .0450     7.955     02/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058718     WAHIB                      0450612940                 $1,882.58         2        02/01/1997             360
  600058719     BOCCHINO                   0450613047                 $1,145.69                  02/01/1997             360
  600058720     LOWE                       0450613823                 $2,308.72                  02/01/1997             360
  600058721     MARZOLF                    0450614367                 $3,219.31                  02/01/1997             360
  600058722     RODRIGUEZ                  0450615042                 $2,396.55        12        02/01/1997             360
  600058723     MORRIS                     0450615117                 $1,631.41        12        02/01/1997             360
  600058724     THOMAS                     0450615554                 $1,889.06                  02/01/1997             360
  600058725     TADEWALDT                  0450616396                 $2,583.06                  02/01/1997             360
  600058726     BLUME                      0450616438                 $2,494.80                  02/01/1997             360
  600058727     GERAGI                     0450617469                 $2,659.05                  02/01/1997             360
  600058728     BROWN                      0450617600                 $3,050.15                  02/01/1997             360
  600058729     PASCUCCI                   0450618285                 $2,280.22                  02/01/1997             360
  600058730     WIKFORS                    0450618723                 $1,985.77                  02/01/1997             360
  600058731     HUBER                      0450619986                 $2,404.06                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058718     WAHIB                                                                                         $265,900.00    Y
  600058719     BOCCHINO                                                                                      $225,000.00    N
  600058720     LOWE                                                                                          $405,000.00    N
  600058721     MARZOLF                                                                                       $610,000.00    N
  600058722     RODRIGUEZ                                                                                     $360,000.00    N
  600058723     MORRIS                                                                                        $252,201.00    N
  600058724     THOMAS                                                                                        $315,000.00    N
  600058725     TADEWALDT                                                                                     $475,000.00    N
  600058726     BLUME                                                                                         $425,000.00    N
  600058727     GERAGI                                                                                        $450,000.00    N
  600058728     BROWN                                                                                         $580,000.00    N
  600058729     PASCUCCI                                                                                      $415,000.00    N
  600058730     WIKFORS                                                                                       $360,000.00    N
  600058731     HUBER                                                                                         $436,028.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600058732     BRUMOND                    14 BUCKINGHAM COURT        HAZLET             NJ     07730      $220,000.00
  600058733     ELLIOTT                    160 SE ALAMANDA WAY        STUART             FL     34994      $249,350.00
  600058734     BIHR                       1 WALLABY COURT            LAFAYETTE          CA     94549      $335,250.00
  600058735     SALIMBENE                  129  WILLOW GROVE DRIVE    LINCROFT           NJ     07738      $512,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600058732     BRUMOND                      8.625      .250    8.375     .0450     8.330     02/01/2027
  600058733     ELLIOTT                      9.000      .250    8.750     .0450     8.705     02/01/2027
  600058734     BIHR                         8.625      .250    8.375     .0450     8.330     02/01/2027
  600058735     SALIMBENE                    8.500      .250    8.250     .0450     8.205     02/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600058732     BRUMOND                    0450623012                 $1,711.14        12        02/01/1997             360
  600058733     ELLIOTT                    0450624234                 $2,006.33         2        02/01/1997             360
  600058734     BIHR                       0450626015                 $2,607.55                  02/01/1997             360
  600058735     SALIMBENE                  0450628458                 $3,936.84                  02/01/1997             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600058732     BRUMOND                                                                                       $260,000.00    N
  600058733     ELLIOTT                                                                                       $262,500.00    N
  600058734     BIHR                                                                                          $459,000.00    N
  600058735     SALIMBENE                                                                                     $640,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  02/26/1997         PNC MORTGAGE SECURITIES CORP.
     TIME:  15:09:56               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 02/26/1997

 POOL NUMBER:          1388    POOL NAME:      1997-2

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL                 550             4   177,376,357.45       240,576,432.81   177,750,050.00     1,316,489.32


                                                                       Exhibit E


                                SELLING AND SERVICING
                                       CONTRACT

         This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                     WITNESSETH:

         WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

         WHEREAS, Seller has received the Buyer's Selling Guide and the Buyer's Servicing Guide (the "Guides");

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

         1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

         2. SELLERS' DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as provided in the Guides, or such servicing duties are terminated by Buyer.

         3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

         4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Seller's normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and businesslike manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

         5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage, (iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

         6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers' actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Seller's actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

         7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.


         8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyer's intent to sell the mortgages to third parties in reliance upon Seller's warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and payment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

         9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or otherwise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

         10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyer's prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

         11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Seller's form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder.

Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

         12. ATTORNEY'S FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

         13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

         14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

         15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

         16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

         17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyer's Servicing Guide.

         18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

         19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either party's capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either party's capacity to carry out any such obligation. Seller's and Buyer's execution of, and performance pursuant to, this Contract will not result in any such violation. At all times Seller shall act as an independent contractor.

         IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.


---------------------------            --------------------------------------
Name of Seller                         Seller I.D. number


---------------------------            --------------------------------------
Type of Organization                   Organized under laws of


------------------------------------------------------------------------------
Principal place of business: street address, city, state, zip code


------------------------------------------------------------------------------
Typed name and title of Seller's authorized officer


--------------------------             --------------------------------------
Signature of Seller's                  Date
authorized officer


Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.


-----------------------------------------------------------------------------
Typed name and title of authorized representative


--------------------------             -------------------------------------
Signature of authorized                Date
representative

                                                                       Exhibit F

                          FORM OF TRANSFEROR CERTIFICATE FOR
                   CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                        [Date]


First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


    Re: PURCHASE OF PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-2, CLASS [B-4] [B-5] [B-6] (the
         "Certificates")

Ladies and Gentlemen:

    In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and
(b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                             Very truly yours,



                             [Name of Transferor]

                             By:
                                 ----------------------------
                                 Authorized Officer

                                                                       Exhibit G

                          FORM OF TRANSFEREE"S AGREEMENT FOR
                   CLASS B-4, CLASS B-5 AND CLASS B-6 CERTIFICATES


                                        [Date]


First Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.
75 N. Fairway Drive
Vernon Hills, Illinois  60061


         The undersigned (the "Purchaser") proposes to purchase [Class B-4] [Class B-5] [Class B-6] Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

         Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Pooling Agreement"), between PNC Mortgage Securities Corp. ("PNC") and First Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2.

         Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

         (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

         (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

         (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

         (d)  The Purchaser is not affiliated with the Trustee;

         (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the Trust, the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

         (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

         (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

         Section 3.     Transfer of Purchased Certificates.

         (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust is under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder"s prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee"s Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

         (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                  [Purchaser]


                                  By:
                                      ----------------------------

                                  Its:
                                       ---------------------------

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                            PNC MORTGAGE SECURITIES CORP.

                                BENEFIT PLAN AFFIDAVIT


RE: PNC MORTGAGE SECURITIES CORP.
    MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-2
    (THE "TRUST") [CLASS B-4] [CLASS B-5] [CLASS B-6]
    CERTIFICATES (THE "PURCHASED CERTIFICATES")


         Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

         1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

         2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust.

         3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust or (iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.


         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:

Its:

         Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

SUBSCRIBED and SWORN to before me
this day of ____________, 19__.


--------------------------------
         Notary Public

                                                                       Exhibit H

                        CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:  $10,000,000                                   POLICY NUMBER: 23247
              PNC Mortgage Securities Corp.
              Mortgage Pass-Through Certificates, Series 1997-2
              Class A-3 Certificates


    MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by First Bank National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Obligations

    Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

    The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

    The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related distribution is due or the second

Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

    Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

    The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

    As used herein, the following terms shall have the following meanings:

    "AGREEMENT" means the Pooling and Servicing Agreement dated as of February 1, 1997 between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless approved in writing by the Certificate Insurer.

    "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

    "DEFICIENCY AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount, if any, by which the amount payable as interest to the Class A-3 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the product of (1) 1/12th of Remittance Rate applicable to the Class A-3 Certificates and (2) the Class A-3 Principal Balance as of such Distribution Date, minus (B) the sum of any prepayment interest shortfalls relating to Payoffs or Curtailments allocable to the Class A-3 Certificates to the extent payable from the Reserve Fund or paid by the Master Servicer as Compensating Interest and any interest shortfalls related to the Relief Act allocable to the Class A-3 Certificates, (ii) the principal portion of any Realized Losses allocated to the Class A-3 Certificates and (iii) to the extent unpaid on the Final Maturity Date, after payment of all other amounts due to the Class A-3 Certificates, any remaining Class A-3 Principal Balance.

    "INSURED PAYMENT" means (i) as of any Distribution Date any Deficiency Amount and (ii) any Preference Amount.

    "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

    "OWNER" means each Holder (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

    "PREFERENCE AMOUNT" means any amount previously distributed to an owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

    Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

    The notice address of the Fiscal Agent is 15th Floor, 61 Broadway,
New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

    This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

    The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

    This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

    IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of February 1997.

                             MBIA INSURANCE CORPORATION

                             ----------------------------
                             President

Attest:                      ----------------------------
                             Assistant Secretary

                                      EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE POLICY
                                    NUMBER: 23247

                          NOTICE UNDER CERTIFICATE GUARANTY
                            INSURANCE POLICY NUMBER: 23247



State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
  Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

    The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: [_______________] (the "Policy") issued by the Insurer in respect of the $10,000,000 PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1997-2, Class A-3 Certificates (the "Obligations"), that:

              (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of February 1, 1997, between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee for the Owners;

              (ii) the amount due under clause (i) of the definition of Deficiency Amount for the Distribution Date occurring on [_______________] (the "Applicable Distribution Date") is $[_______________];

              (iii) the amount due under clause (ii) of the definition of Deficiency Amount for the Applicable Distribution Date is $[_______________];

              (iv) the amount due under clause (iii) of the definition of Deficiency Amount for the Applicable Distribution Date is $[_______________];

              (v)    the sum of the amounts listed in paragraphs (ii), (iii) and
(iv) above is $[_______________] (the "Deficiency Amount");

              (vi) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[_______________] (the "Preference Amount");

              (vii)  the total Insured Payment due is $[                 ],
which amount equals the sum of the Deficiency Amount and the Preference Amount;

              (viii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in
(v) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of any Preference Amount; and

              (ix) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
[TRUSTEE'S ACCOUNT NUMBER].

    Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

    ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY
OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

    IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [____] day of [_________], [____].

                                  [NAME OF TRUSTEE], as Trustee

                                  By _______________________________________
                                  Title ____________________________________

                                                                       Exhibit I

                                TRANSFEROR CERTIFICATE

                                        [Date]

First Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn: Structured Finance


    Re: PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2, Class R

Ladies and Gentlemen:

    This letter is delivered to you in connection with the sale by _____________ ____________________ (the "Seller") to ________________________________ (the
"Purchaser") of $____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1997-2, Class R (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of February 1, 1997 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company"), and First Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

    1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

    2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

    3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

    4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

    5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

    6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                        Very truly yours,



                        [Seller]

                        By: ____________________________________
                        Name: __________________________________
                        Title: _________________________________

                                                                       Exhibit J

                          TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF           )
                   )ss:
COUNTY OF          )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

    1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________________ ] [the United States], on behalf of which he makes this affidavit and agreement.

    2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (ii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers" cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

    3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

    4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

    5. That the Owner is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

    6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class R Certificates were issued

(in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

    7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

    8. The Owner's Taxpayer Identification Number is _________________________.

    9. That no purpose of the Owner relating to the purchase of the Class R Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

    10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

    11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

    12. That no purpose of the Owner relating to any sale of the Class R Certificates by the Owner will be to impede the assessment or collection of tax.

    13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

    14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

    15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

    16. The Owner as transferee of the Class R Certificates has represented to their transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

    IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _________, 19__.

[Name of Owner]


                                        By:
                                        [Name of Officer]
                                        [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary

    Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

    Subscribed and sworn before me this ____ day of____________________, 19  .



                                       NOTARY PUBLIC


                                       COUNTY OF
                                       STATE OF
                                       My Commission expires the ____ day
                                       of _________________, 19__

                                                                       Exhibit K

                     FORM OF ADDITIONAL MATTER INCORPORATED INTO
                             THE FORM OF THE CERTIFICATES

    This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

    This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and First Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

    Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

    Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

    Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     FIRST BANK NATIONAL ASSOCIATION, as Trustee


                                     ___________________________________________
                                     By:





                      (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

         This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

FIRST BANK NATIONAL
ASSOCIATION, as Trustee


________________________________
By:




Dated: _________________________________

                            PNC MORTGAGE SECURITIES CORP.
                          MORTGAGE PASS-THROUGH CERTIFICATE

    This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Trust Fund.

    The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event Company funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Company from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

    As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made by the Company from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Company of advances made, or certain expenses incurred, by it.

    The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

    As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

    No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

    The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

    A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

    The obligations created by the Pooling Agreement and the Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Company and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement requires that the Company distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than ten percent (10%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ________________ Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:____________ _________________________________________________________
                   Signature Guaranteed

                   _________________________________________________________
                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                      EXHIBIT L

                    [FORM OF RULE 144A INVESTMENT REPRESENTATION]


               Description of Rule 144A Securities, including numbers:
                   _______________________________________________
                   _______________________________________________
                   _______________________________________________
                   _______________________________________________


    The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

    1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

    2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1997 between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

         a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

         b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

         c. The Buyer has received and reviewed the Private Placement Memorandum dated as of February 27, 1997 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

         d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

         e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

         g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

    3. The Buyer warrants and represents to, and covenants with, the Seller, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer"s purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or
(iii) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.

    4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


    IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

________________________________            ___________________________
Print Name of Seller                        Print Name of Buyer

By: _________________________________       By: _______________________
    Name:                                       Name:
    Title:                                      Title:

Taxpayer Identification:                         Taxpayer Identification:

No._________________________                No.________________________

Date:_______________________                Date:______________________

                                                            ANNEX 1 TO EXHIBIT L


               QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

               [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

    1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

    2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

  ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

  ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
       (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

  ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
       (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

  ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

  ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

________________________

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                              L-1-1

  ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

  ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

  ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

  3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer"s direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

  5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___  ___       Will the Buyer be purchasing the Rule 144A
  Yes  No        Securities only for the Buyer"s own account?

  6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.


                              L-1-2

  7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer"s purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                           ___________________________________________
                           Print Name of Buyer

                           By:  ______________________________________
                                Name:
                                Title:

                           Date:______________________________________


                              L-1-3

                                                            ANNEX 2 TO EXHIBIT L


     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

      [For Buyers That Are Registered Investment Companies]


  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer"s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer"s Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer"s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer"s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer"s own account.


                              L-2-1

  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer"s purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                     _______________________________________
                                     Print Name of Buyer


                                     By:____________________________________

                                        Name:_______________________________
                                        Title:______________________________

                                     IF AN ADVISER:

                                     _______________________________________
                                     Print Name of Buyer


                                     Date: _________________________________

                                     Signature _____________________________

[SEAL]


                                     L-2-2

                                                                       EXHIBIT M

[Date]

[Company]


Re: Pooling and Servicing Agreement dated as of February 1, 1997 among PNC Mortgage Securities Corp., as Depositor and Master Servicer, and First Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2

Ladies and Gentlemen:

  In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                           _______________________________
                           as Trustee

                           By:    ________________________
                           Name:  ________________________
                           Title: ________________________

                                                                       EXHIBIT N

Schedule of Certain Mortgage Loans With Group Primary Insurance Policies


None.


                               N-1